[GRAPHICS OMITTED]

DELAWARE POOLED TRUST

U.S. Equities

The Large-Cap Value Equity Portfolio
The Focused Value Portfolio
The Small-Cap Value Equity Portfolio
The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II

U.S. Fixed Income

The Intermediate Fixed Income Portfolio
The Core Fixed Income Portfolio
The High-Yield Bond Portfolio
The Diversified Core Fixed Income Portfolio

International Equities

The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The International Large-Cap Equity Portfolio
The International Small-Cap Portfolio
The Emerging Markets Portfolio

International Fixed Income

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

2002

semiannual report

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Contents

  Portfolio Returns ..........................................  2-3
  Portfolio Objectives .......................................  4-5
  The Large-Cap Value Equity Portfolio Review ................    6
 *The Focused Value Portfolio Review .........................    7
  The Small-Cap Value Equity Portfolio Review ................    8
  The All-Cap Growth Equity Portfolio Review .................    9
  The Large-Cap Growth Equity Portfolio Review ...............   10
  The Mid-Cap Growth Equity Portfolio Review .................   11
  The Small-Cap Growth Equity Portfolio Review ...............   12
  The Real Estate Investment Trust Portfolio II Review .......   13
  The Intermediate Fixed Income Portfolio Review .............   14
**The Core Fixed Income Portfolio Review .....................   15
  The High-Yield Bond Portfolio Review .......................   16
  The Diversified Core Fixed Income Portfolio Review .........   17
  The Global Equity Portfolio Review .........................   18
  The International Equity Portfolio Review ..................   19
  The Labor Select International Equity Portfolio Review .....   20
  The International Large-Cap Equity Portfolio Review ........   21
  The International Small-Cap Portfolio Review ...............   22
  The Emerging Markets Portfolio Review ......................   23
  The Global Fixed Income Portfolio Review ...................   24
  The International Fixed Income Portfolio Review ............   25
  Financial Statements .......................................   26


 *As of December 14, 2001, The Select Equity Portfolio has been changed to The
  Focused Value Portfolio.

**As of May 1, 2002, The Aggregate Fixed Income Portfolio has been changed to
  The Core Fixed Income Portfolio.


Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a mutual fund that primarily offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of March 31, 2002, Delaware Investments managed approximately $75 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters. Delaware provides not only equity and fixed-income portfolio management, but balanced portfolios, retirement-plan and related non-discretionary trustee trust services as well.

Delaware Management Company, a part of Philadelphia-based Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Fixed Income, The High-Yield Bond, and The Diversified Core Fixed Income Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.


                                2002 Semiannual Report o Delaware Pooled Trust 1

Portfolio Returns

Periods ending April 30, 2002

Average Annual Total Returns*                                 Six         One         Three       Five          Ten       Since
                                                             Months      Year         Years       Years        Years   Inception++
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                         10.76%      (1.16)%       0.00%       8.36%       13.01%      13.31%
Russell 1000 Value Index                                      8.87       (3.91)       (0.57)       9.78        13.61       13.83
------------------------------------------------------------------------------------------------------------------------------------
The Focused Value Portfolio (formerly The Select
  Equity Portfolio)                                           0.00%     (16.13)%        --          --           --        (6.22)%
Russell 1000 Value Index                                      8.87       (3.91)         --          --           --        (1.22)
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                         29.53%      23.63%       14.02%        --           --        16.52%
Russell 2000 Value Index                                     29.03       22.43          --          --           --        19.52
------------------------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio                           2.78%     (17.78)%        --          --           --       (23.90)%
Russell 3000 Growth Index                                    (1.31)     (19.29)         --          --           --       (26.77)
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio                         4.16%     (20.31)%        --          --           --       (27.02)%
Russell 1000 Growth Index                                    (2.13)     (20.10)         --          --           --       (29.83)
------------------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                          10.87%      (5.85)%       4.69%      12.94%       11.54%      10.24%
Russell Midcap Growth Index                                   6.97      (15.01)       (2.84)       7.73        10.86       10.01
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                        11.92%      (3.75)%       6.13%        --           --        14.60%
Russell 2000 Growth Index                                    10.40       (8.52)       (3.34)        --           --         5.09
------------------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II                19.47%      21.64%       15.01%        --           --         8.36%
NAREIT Equity REIT Index                                     18.00       21.02        12.89         --           --         5.88
------------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                      (0.01)%      6.23%        6.59%       6.74%         --         6.43%
Lehman Brothers Intermediate Government/Credit Index         (0.15)       7.18         6.86        7.17          --         6.70
------------------------------------------------------------------------------------------------------------------------------------
The Core Fixed Income Portfolio (formerly The
  Aggregate Fixed Income Portfolio)                          (0.70)%      4.10%        5.31%        --           --         5.35%
Lehman Brothers Aggregate Bond Index                         (0.01)       7.84         7.06         --           --         6.83
------------------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                                 6.15%       5.40%       (0.43)%      3.18%         --         3.92%
Salomon Smith Barney High-Yield Cash Pay Index                7.18        5.85         1.45        4.35          --         4.61
------------------------------------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio                   1.04%       7.54%        7.70%        --           --         8.12%
Lehman Brothers Aggregate Bond Index                         (0.01)       7.84         7.06         --           --         6.83
------------------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio**+                                8.44%      (5.10)%      (2.72)%       --           --         1.59%
Morgan Stanley Capital International
  World Index (net)                                           3.29      (13.85)       (6.69)        --           --         1.29
------------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio**                         13.39%      (1.08)%       1.09%       4.99%        8.91%       8.87%
Morgan Stanley Capital International
  EAFE Index (net)                                            5.53      (13.88)       (6.36)       1.34         5.86        4.69


2 Delaware Pooled Trust o 2002 Semiannual Report

                                                                Six         One        Three        Five        Ten         Since
                                                               Months      Year        Years        Years      Years    Inception++
------------------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio**              14.30%      (0.88)%       1.36%       5.83%         --         8.89%
Morgan Stanley Capital International EAFE Index (net)           5.53      (13.88)       (6.36)       1.34          --         1.83
------------------------------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio**+                12.14%      (3.55)%        --          --           --        (2.49)%
Morgan Stanley Capital International EAFE Index (net)           5.53      (13.88)         --          --           --       (11.55)
------------------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio**+                       12.56%      (0.20)%        --          --           --         1.68%
Salomon Smith Barney
  Extended Market Index (ex-U.S.)                              12.45       (4.74)         --          --           --        (3.60)
------------------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio**+                              27.53%      13.01%        7.69%      (2.63)%        --        (2.40)%
Morgan Stanley Capital International
  Emerging Markets Free Index                                  33.67       10.32         0.02       (5.14)         --        (5.03)
------------------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio**                             1.08%       7.72%        0.00%       2.82%         --         6.88%
Salomon Smith Barney World
  Government Bond Index                                        (2.11)       4.44         0.70        3.60          --         5.34
------------------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio**                      0.77%       7.46%       (2.02)%      1.56%         --         1.58%
Salomon Smith Barney Non-U.S.
  World Government Bond Index                                  (2.20)       3.51        (1.45)       2.13          --         1.68
------------------------------------------------------------------------------------------------------------------------------------

* Past performance does not guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as relevant, voluntarily or contractually waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower.

** International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. "(Net)" refers to those international indices whose returns are net of withholding taxes.

+ These Portfolios charge a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for each Portfolio are cited in the individual Portfolio reviews.

++ The inception dates for each Delaware Pooled Trust Portfolio are as follows:
Large-Cap Value Equity, February 3, 1992; Focused Value, June 29, 1999; Small-Cap Value Equity, March 29, 1999; All-Cap Growth Equity, March 31, 2000; Large-Cap Growth Equity, October 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 3, 1997; Intermediate Fixed Income, March 12, 1996; Core Fixed Income, December 29, 1997; High-Yield Bond, December 2, 1996; Diversified Core Fixed Income, December 29, 1997; Global Equity, October 15, 1997; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; International Large-Cap Equity, December 14, 1999; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

                                2002 Semiannual Report o Delaware Pooled Trust 3

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index and that, in the opinion of Delaware, offer capital gains potential as well.

The Focused Value Portfolio (formerly The Select Equity Portfolio) seeks to provide maximum long-term capital appreciation. The Portfolio invests primarily in equity securities and has the ability to invest in companies of all market capitalizations. Delaware invests in stocks that it believes are undervalued and have an above-average potential to increase in price. Generally, the Portfolio will hold 20-40 different stocks.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of small capitalization companies that Delaware believes to be undervalued relative to the asset value or long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer high earnings growth potential at the time of purchase.

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of large-capitalization companies. These are stocks that Delaware believes have the potential to provide significant long-term earnings growth potential based on its analysis of their historic or projected Earnings Per Share (EPS) growth rate, price-to-earnings ratio and cash flows.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in investments of real estate investment trusts.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, asset-backed, corporate, and other fixed-income securities.

The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio) seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade fixed-income securities, including U.S. government securities, mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc. or in bonds that are unrated but judged to be of comparable quality.

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade, U.S. high-yield, and foreign bonds.

4 Delaware Pooled Trust o 2002 Semiannual Report

The Global Equity Portfolio seeks long-term growth without undue risk to principal. The Portfolio invests primarily in stocks that, in the opinion of Delaware, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase based on rigorous fundamental analysis conducted by Delaware and are compatible with certain investment policies or restrictions followed by organized labor.

The International Large-Cap Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in large-capitalization stocks of non-U.S. corporations located mainly in developed countries. Investments are made in stocks that, in Delaware's opinion, are undervalued at the time of purchase based on our fundamental analysis.

The International Small-Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, having a majority of their assets in or deriving a majority of their operating income from emerging countries.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities.

The International Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities of international (non-U.S.) markets.

                                2002 Semiannual Report o Delaware Pooled Trust 5

Large-Cap Value Equity:
Strong Stock Selection Boosts Performance

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                           10.76%
Russell 1000 Value Index                                        8.87%
--------------------------------------------------------------------------

The U.S. stock market, still reeling from the events of September 11th, was overshadowed by a number of issues during the six-month period, including the Enron accounting scandal, currency events in Argentina, and the war in Afghanistan. As the market searched for signs of economic recovery, it grew increasingly sensitive to earnings visibility. As a result, those companies demonstrating returnable earnings became direct beneficiaries. For the six-month period ended April 30, 2002, The Large-Cap Value Equity Portfolio returned a strong 10.76%, outperforming its benchmark, the Russell 1000 Value Index, which returned 8.87%.

Throughout the period, we maintained high exposure to sectors such as basic industries, which performed well, in our opinion. In the capital goods sector, notable performers included Caterpillar and Boeing. Other attractive areas were chemical and aluminum - sectors that are generally dependent on economic recovery. Within consumer cyclicals, General Motors benefited from strong auto sales, and consumer staples like Anheuser-Busch delivered attractive returns. The Portfolio also benefited from high exposure to the technology sector, one of the market's better overall performers during the reporting period.

The Portfolio's exposure to telecommunications, though limited, proved detrimental to performance for the six months through April. As a result, we will continue to maintain a cautiously underweighted position, selecting only quality operating companies like BellSouth and Verizon Communications, which we believe possess solid, long-term fundamentals. We currently anticipate overcapacity among competitive local carriers to impact the telecom market for some time, as evidenced by several high profile bankruptcies over the past year--including Global Crossing and XO Communications.

Looking ahead, we expect to maintain higher exposure in the financial sector, emphasizing brokerage firms. This cyclical is one area that we believe is likely to benefit from any strong recovery in the equity market. We also expect that the decline in the strength of the U.S. dollar will improve our competitive position, as will the currency benefits--particularly among pharmaceutical companies. Despite their underperformance through the first quarter of 2002, we believe the demographics of the drug industry remain quite conducive to an aging population. We are confident that a combination of strong pricing and good unit growth make this a very attractive sector and one where we'll likely maintain an overweighted position.

Portfolio Profile
April 30, 2002

Total net assets .......................................      $64.9 million

Inception date .........................................   February 3, 1992

Asset composition (based on total net assets)
   Common stocks .......................................             98.46%
   Cash equivalents and other net assets ...............              1.54%

Number of holdings .....................................                77

Top 10 holdings

     1.    General Motors
     2.    Kimberly-Clark
     3.    Anheuser-Busch
     4.    Bank of New York
     5.    Exxon Mobil
     6.    Marsh & McLennan
     7.    J.P. Morgan Chase
     8.    Royal Dutch Petroleum
     9.    McDonald's
     10.   Federal National Mortgage

Industry composition (based on total net assets)


[The following table was depicted as a bar chart in the printed material.]


Banking & Finance                                                   19.15%
Food, Beverage & Tobacco                                            10.05%
Energy                                                               9.12%
Insurance                                                            8.69%
Healthcare & Pharmaceuticals                                         7.06%
Consumer Products                                                    5.81%
Computers & Technology                                               4.97%
Retail                                                               4.90%
Telecommunications                                                   4.55%
Aerospace & Defense                                                  4.05%
Utilities                                                            4.04%
Chemicals                                                            3.74%
Leisure, Lodging & Entertainment                                     2.77%
Electronics and Electrical Equipment                                 2.50%
Automobiles & Automotive Parts                                       2.17%
Paper & Forest Products                                              2.01%
Metals & Mining                                                      1.12%
Industrial Machinery                                                 1.04%
Cable, Media & Publishing                                            0.72%
Net Cash & Other Assets                                              1.54%

6 Delaware Pooled Trust o 2002 Semiannual Report

Focused Value:
Energy & Healthcare Stocks Dampen Performance

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The Focused Value Portfolio                                     0.00%
Russell 1000 Value Index                                        8.87%
-------------------------------------------------------------------------

The Focused Value Portfolio (formerly the Select Equity Portfolio) confronted several headwinds during the six-month period, contributing to its relative underperformance. At the beginning of the period, the Portfolio was negatively impacted by poor stock selection, specifically among energy stocks. Value stocks (which the Portfolio primarily invests in) also fell out of favor at that time, as many investors began turning to growth strategies. Moreover, during the second half of the period, the Portfolio took a hit from its exposure to the weak pharmaceutical industry.

Throughout the six-month period, we believe that small- and mid-cap value stocks
- particularly those with economic sensitivity - dramatically outperformed large cap value stocks on a whole. As a result, The Focused Value Portfolio (which primarily holds large-cap value stocks) posted a flat of return 0.00% and lagged the 8.87% return of its benchmark, the Russell 1000 Value Index (which has a higher concentration of small- and mid-cap value holdings). While our Portfolio had exposure to some economically sensitive stocks, we didn't have enough to keep us on par with the index.

Within the energy sector, our holdings in Enron and Halliburton are largely responsible for the Portfolio's relatively poor performance. These securities were adversely impacted by a variety of factors, including regulatory issues, weakened investor confidence, fraud and legal issues, all of which caused these stocks to decline dramatically. Our positions in these companies were eliminated during the fourth quarter of 2001.

Among our healthcare holdings, Merck, Schering-Plough and Bristol-Myers Squibb were hurt by a variety of elements affecting drug stocks, including regulatory issues. However, we remain confident that the majority of the questionable issues are behind the three companies and believe they continue to offer attractive valuations, strong fundamentals and solid, long-term value.

While we witnessed strong performance from other areas in the Portfolio, poor performance from the sectors discussed above offset any positive impact to the Portfolio. Overall, the financial sector proved to be one of the best performing areas within the Portfolio. In particular, we benefited from our positions in U.S. Bancorp and Allstate, both of whom recovered nicely from earnings disappointments in the third quarter of 2001. As mentioned earlier, economically sensitive stocks also fared well. Federal Express and Honeywell International were two noteworthy holdings that participated in the positive performance of economically sensitive stocks during the period.

Portfolio Profile
April 30, 2002

Total net assets .........................................     $1.7 million

Inception date ...........................................    June 29, 1999

Asset composition (based on total net assets)
   Common stocks .........................................           99.85%
   Cash equivalents and other net assets .................            0.15%

Number of holdings .......................................               20

Top 10 holdings

     1.   Walt Disney
     2.   Ford Motor
     3.   Bank of New York
     4.   Allstate
     5.   SBC Communications
     6.   Merck
     7.   News Limited ADR
     8.   Freddie Mac
     9.   FleetBoston Financial
     10.  J.P. Morgan Chase

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Computers & Technology                                              19.34%
Banking                                                             15.40%
Healthcare & Pharmaceuticals                                        14.64%
Leisure, Lodging & Entertainment                                    10.47%
Finance                                                              9.68%
Aerospace & Defense                                                  9.66%
Automobiles & Automotive Parts                                       5.28%
Insurance                                                            5.24%
Telecommunications                                                   5.22%
Electronics & Electrical Equipment                                   4.92%
Net Cash & Other Assets                                              0.15%

The Focused Value Portfolio is "non-diversified", which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio. Funds that concentrate on one industry may involve greater risk than more diversified funds, including greater potential for volatility.

                                2002 Semiannual Report o Delaware Pooled Trust 7

Small-Cap Value Equity:
Portfolio's Positioning Helps it Outperform

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                           29.53%
Russell 2000 Value Index                                       29.03%
--------------------------------------------------------------------------

At the beginning of the six-month period ended April 30, 2002, the economy remained skittish as to the extent of the recession and its impact on various industries following the events of September 11th. As we progressed through the period, it became clear that consumer spending, new home sales, and retail profits had retained their strength, evidence that the recession would be a mild one. This was helped in part by the Federal Reserve's efforts to maintain a low interest-rate environment, in an attempt to stimulate economic recovery. The Small-Cap Value Equity Portfolio's 29.53% return for the six-month period was on par with that of its benchmark, the Russell 2000 Value Index, which returned 29.03% for the same period.

For some time, the Portfolio has been structured to benefit from an economic rebound. As a result, we have maintained an overweighted position in more economically sensitive sectors such as basic industries, capital spending and consumer cyclicals. We believe our heavier position in these sectors (versus the benchmark) contributed positively to our performance during the period. Consumer cyclicals that delivered the strongest returns were La-Z-Boy Furniture and Pulte Homes, both of whom maintained attractive valuations despite a bleak economic landscape. Another company that generated favorable performance was AGCO, a developer of farm equipment. We believe AGCO is poised to benefit from a bill designed to help farmers increase equipment spending. Finally, the retail sector overall has performed extremely well as a result of continued strength in consumer spending. Most notably, Gymboree, a children's apparel store, delivered very attractive returns.

While we did not experience underperformance on a sector-specific basis, there were two holdings in particular, that exhibited negative returns. Book retailer Barnes & Noble witnessed lower-than-expected performance, resulting from investor profit-taking. Symbol Technologies, a manufacturer of bar coding and scanning software and systems, failed to meet earnings expectations over the past few quarters. Over the long term, however, we currently believe both of these companies offer attractive fundamentals and are poised to benefit from anticipated strength in the retail sector.

The Small-Cap Value Equity Portfolio continues to utilize a value approach focusing on companies offering free cash flow--a discipline we've successfully employed for several years. We will also continue to emphasize sectors that we believe are direct beneficiaries of an economic rebound.

Portfolio Profile
April 30, 2002

Total net assets .........................................     $3.2 million

Inception date ...........................................   March 29, 1999

Asset composition (based on total net assets)
   Common stocks .........................................           96.42%
   Warrants ..............................................            0.01%
   Cash equivalents and other net assets .................            3.57%

Number of holdings .......................................              121

Top 10 holdings

     1.   Constellation Brands
     2.   Pan Pacific Retail Properties
     3.   RenaissanceRe Holdings
     4.   Compass Bancshares
     5.   Jacobs Engineering Group
     6.   Griffon
     7.   Pactiv
     8.   Ocean Energy
     9.   Associated Banc-Corp
     10.  Federal Signal

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Basic Industry/Capital Goods                                        24.92%
Technology                                                           9.58%
Banking & Finance                                                    8.35%
Consumer Durables                                                    8.20%
Insurance                                                            8.11%
Energy                                                               7.50%
Consumer Durables                                                    6.17%
Real Estate                                                          5.24%
Healthcare & Pharmaceuticals                                         4.25%
Transportation                                                       3.72%
Consumer Products                                                    3.71%
Consumer Services                                                    3.68%
Utilities                                                            1.59%
Business Services                                                    1.01%
Telecommunications                                                   0.39%
Warrants                                                             0.01%
Net Cash & Other Assets                                              3.57%

An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

8 Delaware Pooled Trust o 2002 Semiannual Report

All-Cap Growth Equity:
Consumer & Financial Stocks Enhance Performance

Total Return
Six months ending April 30, 2002
---------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio                             2.78%
Russell 3000 Growth Index                                      (1.31)%
---------------------------------------------------------------------------

The six-month period ending April 30, 2002 marked a comeback for equities as a whole, with stocks bouncing back from lows set after the September 11th attacks. In this environment, The All-Cap Growth Equity Portfolio posted a positive return of 2.78% for the period, while its benchmark, the Russell 3000 Growth Index, slid 1.31% over the same time period.

Throughout the six months, we maintained overweighted positions versus the benchmark in the consumer-oriented and financial services sectors. This strategy benefited the Portfolio as both sectors were among the top performers over the period. Consumer stocks generally began to rise as many companies began to report solid sales and earnings growth. Some also increased future guidance in anticipation of improved sales during the economic rebound. Bed Bath & Beyond was one of the more attractive stocks in the Portfolio as it rose almost 50% in response to favorable earnings and sales reports and an improved outlook for future sales. Financial stocks, overall, benefited from low interest rates and increased mortgage demand, with many of the regional savings and loan stocks in the Portfolio showing strong gains as a result. Insurance stocks also did well, in response to increased pricing trends. Willis Group Holdings was up almost 25% based on improved earnings resulting from this trend.

Adelphia Communications was the worst performing stock in the Portfolio as concerns arose about the company's off-balance-sheet liabilities. The stock declined more than 60% based on these concerns and we consequently sold our entire position in the stock by the end of period. Charter Communications was down over 40% in apparent sympathy with Adelphia. We believed that concerns about Charter's balance sheet were unfounded, and we purchased additional shares of Charter during the period.

Looking forward, we anticipate the current economic environment to remain for the near future. While we believe that the severe downturn that we experienced last year is at an end, the prospect of potentially higher interest rates and oil prices may put a damper on a substantial rebound in overall economic activity. In this environment, in our opinion, companies that are able to report continuous growth in sales and earnings should be the best performers. We will continue to seek out and hold those companies that we believe are most likely to succeed in this environment.

Portfolio Profile

April 30, 2002

Total net assets .........................................    $11.0 million

Inception date ...........................................   March 31, 2000

Asset composition (based on total net assets)
   Common stocks .........................................           93.91%
   Cash equivalents and other net assets .................            6.09%

Number of holdings .......................................               63

Top 10 holdings

     1.   Kohl's
     2.   Washington Mutual
     3.   Bed Bath & Beyond
     4.   Cendant
     5.   Lehman Brothers Holdings
     6.   Countrywide Credit Industries
     7.   Freddie Mac
     8.   Darden Restaurants
     9.   Amgen
     10.  Clear Channel Communications

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Banking & Finance                                                   19.86%
Consumer Non-Durables                                               17.35%
Business Services                                                   10.56%
Technology/Hardware                                                 10.06%
Healthcare & Pharmaceuticals                                         9.76%
Consumer Services                                                    8.45%
Insurance                                                            5.80%
Technology/Communications                                            4.57%
Technology/Software                                                  3.43%
Consumer Durables/Cyclical                                           1.59%
Basic Industry & Capital Goods                                       0.91%
Transportation                                                       0.86%
Energy                                                               0.71%
Net Cash & Other Assets                                              6.09%

An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                                2002 Semiannual Report o Delaware Pooled Trust 9

Large-Cap Growth Equity:
Strong Stock Selection Boosts Return

Total Return

Six months ending April 30, 2002
----------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio                           4.16%
Russell 1000 Growth Index                                      (2.13)%
----------------------------------------------------------------------------

Although most major indices rebounded during the six-month period ended April 30, 2002, large-cap growth stocks generally posted slight declines. Although the benchmark Russell 1000 Growth Index was down 2.13% for the period, The Large-Cap Growth Equity Portfolio managed to post an increase of 4.16%.

Strong stock selection, particularly in the consumer, financial and technology areas, was the primary catalyst for our relative outperformance. Consumer stocks generally rose as many companies reported solid sales and earnings growth and raised future guidance in anticipation of improved sales during the economic rebound. Best Buy and Kohl's each rose more than 30% during the period in response to solid sales and earnings gains. Among technology issues, Siebel Systems was the best performer, increasing almost 50%, as it bounced back from lows set after the September 11th attacks. Financial stocks, overall, benefited from low interest rates and increased mortgage demand.

Sprint PCS and Genentech were two of the worst performing stocks in the Portfolio, as each reported negative news during the period. Genentech was down over 30% in response to unfavorable results regarding one of its drugs in development, and Sprint PCS was down over 50%, from mid-January to mid-February 2002, after lowering their outlook for the year and posting disappointing results. We subsequently sold all of our Sprint PCS holdings in response to their reduced forecast.

Looking forward, we anticipate the current economic environment to remain for the near future. While we believe that the severe downturn that we experienced last year is at an end, the prospect of potentially higher interest rates and oil prices may put a damper on a substantial rebound in overall economic activity. In this environment, in our opinion, companies that are able to report continuous growth in sales and earnings should be the best performers. We will continue to seek out and hold those companies that, we believe, are most likely to succeed in this environment.

Portfolio Profile
April 30, 2002

Total net assets ........................................      $1.2 million

Inception date ..........................................  October 31, 2000

Asset composition (based on total net assets)
   Common stocks ........................................            91.63%
   Cash equivalents and other net assets ................             8.37%

Number of holdings ......................................                49

Top 10 holdings

     1.   McKesson
     2.   Baxter International
     3.   Abbott Laboratories
     4.   Transocean Sedco Forex
     5.   Linear Technology
     6.   Anadarko Petroleum
     7.   Kohl's
     8.   Wal-Mart Stores
     9.   Viacom
     10.  Clear Channel Communications

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Technology/Hardware                                                 16.12%
Consumer Non-Durables/Retail                                        11.99%
Banking & Finance                                                   11.01%
Healthcare & Pharmaceuticals                                         9.58%
Energy                                                               7.90%
Healthcare/Devices                                                   7.30%
Business Services                                                    7.09%
Insurance                                                            5.52%
Consumer Services                                                    4.05%
Healthcare/Services                                                  3.88%
Technology/Software                                                  2.48%
Basic Industry & Capital Goods                                       2.14%
Business Services/Media & Publishing                                 1.40%
Technology/Communications                                            1.17%
Net Cash & Other Assets                                              8.37%


An expense limitation was in effect for The Large-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

10 Delaware Pooled Trust o 2002 Semiannual Report

Mid-Cap Growth Equity:
Bullish Quarter Bolsters Portfolio's Return

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                            10.87%
Russell Midcap Growth Index                                     6.97%
--------------------------------------------------------------------------

The first quarter of 2002 began bullishly as equity markets experienced a resurgence. The performance of The Mid-Cap Growth Equity Portfolio was positively affected by this upswing and posted a return of 10.87% for the six-month period. The Portfolio surpassed its benchmark, the Russell Midcap Growth Index, which posted a return of 6.97% for the same period.

Our outperformance can largely be attributed to our relatively overweighted position in the retail and financial services sectors, which both enjoyed some of the highest returns over the period. Consumer stocks generally rose over the period as many companies reported solid sales and earnings growth and raised future guidance in anticipation of improved sales during the economic rebound. Dollar Tree Stores was one of the top performing stocks in the Portfolio as it climbed almost 70% in response to favorable earnings and sales reports, and an improved outlook for future sales. Homebuilders continued to perform well in the low interest rate environment. Lennar was up over 50% during the period. Financial stocks also benefited from low interest rates and increased mortgage demand, with many of the regional savings and loan stocks in the Portfolio showing strong gains as a result.

Adelphia Communications was the worst performing stock in the Portfolio as concerns arose about the company's off-balance-sheet liabilities. The stock declined more than 60% based on these concerns and we sold all of our position in the stock during the period. Charter Communications was down over 40% in apparent sympathy with Adelphia. We believed that concerns about Charter's balance sheet were unfounded, and we purchased additional shares of Charter during the period.

Looking forward, we anticipate the current economic environment to remain for the near future. While we believe that the severe downturn that we experienced last year is at an end, the prospect of potentially higher interest rates and oil prices may put a damper on a substantial rebound in overall economic activity. In this environment, in our opinion, companies that are able to report continuous growth in sales and earnings should be the best performers. We will continue to seek out and hold those companies that, we believe, are most likely to succeed in this environment.

Portfolio Profile
April 30, 2002

Total net assets ......................................        $2.8 million

Inception date ........................................   February 27, 1992

Asset composition (based on total net assets)
   Common stocks ......................................              88.40%
   Cash equivalents and other net assets ..............              11.60%

Number of holdings ....................................                  53

Top 10 holdings

     1.   Kohl's
     2.   Lehman Brothers Holdings
     3.   Countrywide Credit Industries
     4.   Dollar Tree Stores
     5.   Lennar
     6.   Bed Bath & Beyond
     7.   Allergan
     8.   PartnerRe
     9.   ACE Limited
     10.  Darden Restaurants

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Banking & Finance                                                   15.84%
Retail                                                              14.26%
Insurance                                                           11.20%
Healthcare & Pharmaceuticals                                         8.82%
Computers & Technology                                               8.13%
Leisure, Lodging & Entertainment                                     8.08%
Buildings & Materials                                                5.64%
Telecommunications                                                   4.02%
Energy                                                               3.08%
Business Services                                                    2.90%
Textiles, Apparel & Furniture                                        2.61%
Cable, Media & Publishing                                            1.77%
Basic Industry/Capital Goods                                         1.52%
Real Estate                                                          0.53%
Net Cash & Other Assets                                             11.60%

An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2002 Semiannual Report o Delaware Pooled Trust 11

Small-Cap Growth Equity:
Stand-Out Performance Among Small-Cap Growth Equities

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                          11.92%
Russell 2000 Growth Index                                      10.40%
--------------------------------------------------------------------------

Small-capitalization growth stocks generally rebounded quite nicely over the six-month period ending April 30, 2002, as the small-cap Russell 2000 Growth Index rose by more than 10%. The Small-Cap Growth Equity Portfolio outperformed, posting an 11.92% return over the period. The majority of the gains, however, were concentrated in the early part of the period. Stocks closed out the period on a negative trend with investors uncertain of the timing and strength of an overall macroeconomic rebound.

Consumer-oriented and financial services stocks were generally the top performers during the period. Consumer stocks benefited from stable spending during the recent economic downturn, and many companies raised future guidance in anticipation of improved sales during the economic rebound. Coach was one of the top performing stocks in the Portfolio as it rose more than 100% in response to favorable earnings and sales reports and an improved outlook for future sales. Homebuilders continued to perform well in the low interest rate environment, with our two homebuilding stocks, D.R. Horton and KB HOME, each rising more than 50% during the period. Financial stocks, overall, also benefited from low interest rates and increased mortgage demand, with many of the regional savings and loans in the Portfolio showing strong gains as a result.

Our technology and healthcare holdings were among the weakest performers over the six-month period. Technology stocks, particularly communications-oriented issues, suffered from reduced capital spending and an uncertain outlook. TranSwitch was the most disappointing technology stock in the Portfolio, as it declined 50%. Biotechnology stocks, overall, also suffered during the period as several drugs in development reported unfavorable results. Most notably, Inspire Pharmaceuticals declined over 70% in the past six months as it reported poor results regarding its developmental drug for dry eyes.

Looking forward, we anticipate the current economic environment to remain for the near future. While we believe that the severe downturn that we experienced last year is at an end, the prospect of potentially higher interest rates and oil prices may put a damper on a substantial rebound in overall economic activity. In this environment, in our opinion, companies that are able to report continuous growth in sales and earnings should be the best performers. We will continue to seek out and hold those companies that, we believe, are most likely to succeed within this environment.

Portfolio Profile
April 30, 2002

Total net assets .....................................        $43.0 million

Inception date .......................................   September 15, 1998

Asset composition (based on total net assets)
   Common stocks .....................................               91.09%
   Cash equivalents and other net assets .............                8.91%

Number of holdings ...................................                   75

Top 10 holdings

     1.   Dollar Tree Stores
     2.   Everest Re Group
     3.   Sonic
     4.   PartnerRe
     5.   Henry (Jack) & Associates
     6.   Cheesecake Factory
     7.   Krispy Kreme Doughnuts
     8.   Getty Images
     9.   D.R. Horton
     10.  Coach

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Consumer Services                                                   17.39%
Consumer Non-Durables                                               14.92%
Insurance                                                            9.74%
Banking & Finance                                                    9.05%
Healthcare & Pharmaceuticals                                         8.30%
Consumer Durables/Cyclical                                           6.25%
Technology/Communications                                            4.68%
Technology/Software                                                  4.41%
Consumer Non-Durable/Retail                                          4.09%
Business Services                                                    3.42%
Technology/Hardware                                                  3.11%
Basic Industry/Capital Goods                                         2.94%
Energy                                                               1.64%
Transportation                                                       0.84%
Consumer Durables                                                    0.31%
Net Cash & Other Assets                                              8.91%

An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

12 Delaware Pooled Trust o 2002 Semiannual Report

Real Estate Investment Trust II:
Strong Performance Despite Sluggish Economic Growth

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II                  19.47%
NAREIT Equity REIT Index                                       18.00%
-------------------------------------------------------------------------

Several overriding themes dominated the markets during the period including malaise among all the major equity indices, significant, non-existent earnings among Fortune 500 companies, and general investor enthusiasm for higher yielding securities increasing. During the six-month period ended April 30, 2002, the real estate markets and real estate fundamentals remained very positive, providing attractive performance for The REIT Portfolio II, which posted a 19.47% return. The Portfolio outperformed its benchmark, the NAREIT Equity REIT Index, which returned 18.00% for the same period.

Our holdings among the retail REIT sector made a significant contribution to the Portfolio's performance during the period. Outlet centers such Chelsea Property Group and regional malls including CBL & Associates Properties and General Growth Properties delivered strong returns. The hotel sector, which experienced resurgence in demand after the negative fallout of September 11th, benefited from limited supply and decline in new hotel construction over the past six months. While there are inherent risks in this sector, we believe the fundamentals remain strong and will therefore maintain a moderate overweighting.

Another area that provided attractive performance for the Portfolio was real estate operating companies such as Catellus Development and Security Capital Group. We sold Security Capital at a profit, following its acquisition during the six-month period. We avoided the apartment REIT sector, which we believe has been one of the worst performing sectors in the real estate industry. This decision proved generally beneficial to the Portfolio. Over the past year, we held an underweighted position in the sector due to concerns over its fundamentals.

The Portfolio's performance was hampered by our holdings in the manufactured homes sector, where deteriorating fundamentals--including sub-par returns on capital--occurred. It is important to note that this sector was comprised of only two companies. As a result, the underperformance of one stock negatively impacted the entire sector. We have since reduced our exposure to an underweighted position.

Our strategy seeks to uncover attractively valued, high quality companies with strong cash flow generation. We are confident that the long-term demographics for the REIT market remain in our favor. While we anticipate some weakness in the REIT sector due to the lagged effect of real estate versus the market, we expect valuations and dividends to remain strong and see minimal risk with the majority of issues we are buying.

Portfolio Profile
April 30, 2002

Total net assets ........................................     $22.1 million

Inception date ..........................................  November 3, 1997

Asset composition (based on total net assets)
   Common stocks ........................................            84.51%
   Cash equivalents and other net assets ................            15.49%

Number of holdings ......................................                35

Top 10 holdings

     1.   Equity Office Properties Trust
     2.   General Growth Properties
     3.   Pan Pacific Retail Properties
     4.   Rouse
     5.   Vornado Realty Trust
     6.   Simon Property Group
     7.   Reckson Associates Realty
     8.   Apartment Investment & Management Class A
     9.   Camden Property Trust
     10.  Prentiss Properties Trust

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Office REITs                                                        15.88%
Mall REITs                                                          13.82%
Retail Strip Center REITs                                           12.13%
Multifamily REITs                                                   11.26%
Office/Industrial REITs                                              9.15%
Real Estate Operating Companies                                      6.56%
Industrial REITs                                                     5.10%
Manufactured Housing REITs                                           3.90%
Diversified REITs                                                    3.69%
Hotel REITs                                                          3.02%
Net Cash & Other Assets                                             15.49%

An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the period shown. Performance would have been lower if the expense limitation was not in effect. Funds that concentrate investments on one industry, such as The REIT Portfolio II, may involve greater risks than more diversified funds, including a greater potential for volatility.

                               2002 Semiannual Report o Delaware Pooled Trust 13

Intermediate Fixed Income:
Positives Cancel Negatives in Flat Market

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                        (0.01)%
Lehman Brothers Intermediate
  Government/Credit Index                                      (0.15)%
--------------------------------------------------------------------------

For the six months ended April 30, 2002, The Intermediate Fixed Income Portfolio turned in a flat performance of (0.01)%, slightly surpassing the (0.15)% return of the benchmark, the Lehman Brothers Intermediate Government/Credit Index. But the market's half-year story had plenty of twists and turns along the way.

At the end of October, the Treasury department offered a Halloween trick of suspending issuance of 30-year bonds. This turned into a treat for 10-year Treasury bonds, which rallied to a yield of 4.18%, their lowest level since 1998. The ups and downs of 10-year Treasury yield levels in the ensuing six months saw a peak of 5.43% in early March as confidence rose in the economy and financial markets, thanks in large part to the liquidity generated by the Federal Reserve's ongoing stimulatory efforts. The 10-year Treasury bond ended the period at 5.08%, retreating as investors began to expect a more modest recovery with no immediate need for any interest-rate increases by the Fed.

The market had plenty of negative news to digest, as a result of the Enron debacle and ensuing uncertainties and suspicions surrounding the reliability and integrity of corporate accounting. While mortgage-backed securities performed well, along with agency securities and Treasury Inflation-Protected Securities
(TIPS), the lower end of the corporate investment-grade market (BBB-rated bonds) did not perform well, particularly those issued by telecommunications firms such as WorldCom and Qwest. The Portfolio, unfortunately, held a position in WorldCom, which ultimately strained our total return. As a result, we relinquished our issues in the company.

Driving the Portfolio's performance were the trio of mortgage-backed securities, agencies and TIPS, particularly mortgage-backed securities, where we were overweighted. However, our exposure to the BBB-rated telecommunications bonds hampered performance.

Over the next few months, we anticipate a continued range-bound market, with 10-year Treasury yields drifting between 4.80% and 5.80%. While we are confident in the performance of high-quality corporate bonds and mortgage-backed securities, we are not enthusiastic about prospects for Treasury products. Accordingly, we currently expect to build the Portfolio primarily around non-Treasury products for the rest of 2002.

Portfolio Profile
April 30, 2002

Total net assets ........................................      $6.2 million

Inception date ..........................................    March 12, 1996

Number of holdings ......................................               110

Top 10 holdings

     1.   Fannie Mae 6.50% 5/1/31
     2.   Fannie Mae 5.50% 2/15/06
     3.   SLM Student Loan Trust Series 02-3 A2 1.96% 10/26/09
     4.   DVI Receivables Series 01-1 A4 5.808% 4/11/09
     5.   U.S. Treasury Note 4.25% 3/31/03
     6.   GNMA Series 98-9 B 6.85% 12/20/25
     7.   Fannie Mae 5.25% 4/15/07
     8.   Simon Property 7.375% 1/20/06
     9.   Chase Commercial Mortgage Securities Series 96-2 C 6.90% 11/19/28
     10.  Comm Series 00-C1 A1 7.206% 8/15/33

Asset composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Corporate Bonds                                                     41.53%
Agency Mortgage-Backed Securities                                   14.09%
Agency Obligations                                                  12.01%
Asset-Backed Securities                                             11.59%
U.S. Treasury Obligations                                            7.72%
Agency Collateralized Mortgage Obligations                           6.39%
Commercial Mortgage-Backed Securities                                5.20%
Preferred Stock                                                      1.30%
Net Cash & Other Assets                                              0.17%

An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

14 Delaware Pooled Trust o 2002 Semiannual Report

Core Fixed Income:
Troubled Telecom Securities Hamper Return

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Core Fixed Income Portfolio                                (0.70)%
Lehman Brothers Aggregate Bond Index                           (0.01)%
--------------------------------------------------------------------------

There were plenty of ups and downs for the high-grade fixed income market during the six months ending April 30, 2002, but in the end, the results were flat as the Lehman Brothers Aggregate Bond Index returned (0.01)%. The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio) had a slightly disappointing performance of (0.70)%, largely because of the Portfolio's exposure to the troubled area of lower-rated investment-grade telecommunications issuances.

Over the six-month period, there was an abundance of promising news in the markets -- from success in the war against terrorism and signs of an economic recovery to rising consumer and investor confidence. However, investors had to come to grips with the accounting scandal that hit the news in the late fall as Enron collapsed under closer inspection. Following market, media and congressional scrutiny of that company, broader suspicions regarding the reliability of corporate accounting practices led investors to shy away from markets just when they had begun demonstrating a willingness to step back in.

Ten-year Treasury bonds showed resilience as yield levels first slipped to 4.18% in early November, then peaked at 5.43% in early March, before ending the period at 5.08%. Expectations are for 10-year Treasuries to settle into a yield range of 4.80% to 5.80% over the next few months.

The Treasury's suspension of issuing 30-year bonds and the flight to quality of many investors led to great demand for other Treasury products, and consequently lower yields. Mortgage-backed securities, agency securities and Treasury Inflation-Protected Securities (TIPS) all performed well. However, the lower end of the corporate investment-grade market (BBB-rated bonds) performed poorly, especially those issued by WorldCom, Qwest and other telecommunications firms. The Portfolio, unfortunately, held a position in WorldCom, which ultimately detracted from our performance. As a result, we decided to relinquish our issues in the company.

The Portfolio benefited from exposure to agencies and TIPS. Our performance was especially enhanced by our overweighted position in mortgage-backed securities. However, our overweighting in BBB-rated telecommunications bonds, the lowest-rated investment-grade bonds, hurt our performance.

Over the next few months, we are confident about the prospects for high-quality corporate bonds and mortgage-backed securities, but we expect yields to remain low for Treasury products. Therefore, we currently plan to focus primarily on non-Treasury products for the rest of 2002.

Portfolio Profile
April 30, 2002

Total net assets .....................................         $2.5 million

Inception date .......................................    December 29, 1997

Number of holdings ...................................                  119

Top 10 holdings

     1.   Fannie Mae 6.50% 5/1/31
     2.   Fannie Mae 7.00% 5/1/31
     3.   Fannie Mae 7.50% 6/1/31
     4.   Freddie Mac 5.75% 1/15/12
     5.   Comm Series 00-C1 A1 7.206% 8/15/33
     6.   GNMA 6.50% 12/15/23
     7.   U.S. Treasury Note 4.875% 2/15/12
     8.   GNMA 7.00% 5/1/32
     9.   PSE&G Transition Funding Series 01-1 A3 5.98% 6/15/08
     10.  Peoplefirst.com Auto Receivables Owner Trust Series
            00-2 A4 6.43% 9/15/07

Asset composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Agency Mortgage-Backed Securities                                   38.11%
Corporate Bonds                                                     37.33%
Asset-Backed Securities                                              6.19%
Commercial Mortgage-Backed Securities                                5.92%
U.S. Treasury Obligations                                            4.92%
Agency Obligations                                                   3.19%
Agency Collateralized Mortgage Obligations                           2.09%
Preferred Stock                                                      0.65%
Net Cash & Other Assets                                              1.60%

An expense limitation was in effect for The Core Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2002 Semiannual Report o Delaware Pooled Trust 15

High-Yield Bond:
Optimism and Pent-Up Demand Fuel Rebound

Total Return
Six months ending April 30, 2002
------------------------------------------------------------------------
The High-Yield Bond Portfolio                                   6.15%
Salomon Smith Barney
  High-Yield Cash Pay Index                                     7.18%
-------------------------------------------------------------------------
During the six months ending April 30, 2002, the high-yield bond market witnessed relatively strong returns. Coming off market lows after the September 11 terrorist attacks, there was plenty of pent-up investor demand. In addition, expectations of an improving economy following the brief and mild recession helped stimulate investor optimism.

By November, cash began re-entering the markets. Flows into high-yield bond funds increased 22% to $4.1 billion for the one-year period ending March 28, 2002 compared with the prior year. Additionally, the Federal Reserve's monetary position changed to a neutral posture, yet another positive sign. We believe these factors set a strong foundation for a recovery in high-yield bond performance.

High-yield bonds rallied from February through April, largely as a result of the influx of investment money and reassuring economic data. For the six months ending April 30, 2002, The High-Yield Bond Portfolio gained 6.15%, but trailed the 7.18% return of its benchmark, the Salomon Smith Barney High-Yield Cash Pay Index.

Despite these positive signs, the market had to work through concerns related to aggressive and questionable accounting practices, including off-balance-sheet disclosures, and the ensuing ratings downgrades.

Over the last few months, we've made several adjustments to amend our underperformance. Most notably, we began lightening up on cable service providers over concerns that they may struggle to retain access to the capital markets. Our holdings in the cable, media & publishing sector was reduced from 13.53% in October 2001 to 9.71% by the end of this reporting period. We've also cut our telecommunications exposure by 2.76%. Expectations for future earnings growth in telecom are being decreased, which in turn affects valuations.

The Portfolio's top performance issue includes AdvanStar Communications, a trade show management company, which rebounded strongly after its initial post-September 11 lows. Also contributing positively to performance were Portola Packaging, a small plastic beverage cap manufacturer, and Petco Animal Supplies, a supplier of pet products.

Although we expect continued market volatility, we are optimistic that we are at a turning point. We anticipate further tightening in interest spreads, and we expect the economic recovery to be gradual but steady. We are currently underweighted in telecommunications and cable companies, and are looking for strong performance from our positions in retailers, healthcare companies and general manufacturing firms.

Portfolio Profile
April 30, 2002

Total net assets .......................................       $5.1 million
Inception date .........................................   December 2, 1996
Asset composition (based on total net assets)
   Corporate Bonds .....................................             89.20%
   Net Cash & Other Assets .............................             10.80%
Number of holdings .....................................                161

Top 10 holdings
     1.   Charter Communications 9.92% 4/1/11
     2.   CKE Restaurants 9.125% 5/1/09
     3.   J. Crew 10.375% 10/15/07
     4.   Petco Animal Supplies 144A 10.75% 11/1/11
     5.   Echostar Broadband 10.375% 10/1/07
     6.   Calpine Canada Energy Finance 8.50% 5/1/08
     7.   Office Depot 10.00% 7/15/08
     8.   Nextel Communications 9.375% 11/15/09
     9.   DiGiorgio 10.00% 6/15/07
     10.  Seagate Technology International 144A 13.50% 11/15/07

Industry composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Cable, Media & Publishing                                            9.71%
Leisure, Lodging & Entertainment                                     7.48%
Food, Beverage & Tobacco                                             7.28%
Retail                                                               6.86%
Miscellaneous                                                        6.68%
Energy                                                               6.63%
Telecommunications                                                   5.73%
Utilities                                                            5.55%
Healthcare & Pharmaceuticals                                         5.31%
Chemicals                                                            4.99%
Real Estate                                                          3.19%
Building & Materials                                                 2.68%
Computers & Technology                                               2.61%
Automobiles & Automotive Parts                                       2.57%
Consumer Products                                                    2.37%
Banking, Finance & Insurance                                         2.33%
Paper & Forest Products                                              1.98%
Packaging & Containers                                               1.79%
Government Bonds                                                     1.73%
Textiles, Apparel & Furniture                                        1.73%
Net Cash & Other Assets                                             10.80%

An expense limitation was in effect for The High-Yield Bond Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

16 Delaware Pooled Trust o 2002 Semiannual Report

Diversified Core Fixed Income:
Strong Performance Due to High-Yield Sector

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio                     1.04%
Lehman Brothers Aggregate Bond Index                           (0.01)%
-------------------------------------------------------------------------

The Diversified Core Fixed Income Portfolio managed to earn a positive return of 1.04% in a market that was essentially flat, as its benchmark, the Lehman Brothers Aggregate Bond Index, returned (0.01)%.

The Portfolio benefited from several key factors. In addition to strong performance within mortgage-backed securities, agency securities and Treasury Inflation-Protected Securities (TIPS), the Portfolio benefited from its exposure to the high-yield bond sector, which performed relatively well. Contributing further to positive performance, exposure to non-dollar denominated bonds helped mitigate the impact of a falling U.S. dollar.

The markets were faced with plenty of good and bad news during the six months. On the plus side, success in the war on terrorism and signs of an economic recovery, thanks to the Federal Reserve's injection of liquidity, led to rising consumer and investor confidence. However, investors also had to deal with the accounting scandal that began with Enron last fall and seemed to cast suspicion far beyond the former energy-trading giant. As a result of uncertainties regarding corporate balance sheets, many investors shied away from markets just when they had begun to step back in.

Yields on 10-year Treasury bonds were all over the place, first slipping to 4.18% in early November in the immediate aftermath of the Treasury's decision to suspend all issuance of 30-year bonds. In early March, 10-year Treasuries peaked at 5.43%, before ending April at 5.08%. We expect the 10-year Treasuries to settle into a 4.80% to 5.80% yield range over the next few months.

The one troubled area that notably hurt the Portfolio's return was exposure to the lower end of the corporate investment-grade market (BBB-rated bonds) which performed poorly, especially those issued by telecommunications firms.

Over the next few months, we are confident in the performance of high-quality corporate bonds and mortgage-backed securities, but we are not optimistic about returns on Treasury products. As a result, we currently plan to focus primarily on non-Treasury securities for the rest of the year.

Portfolio Profile
April 30, 2002

Total net assets .....................................         $8.4 million

Inception date .......................................    December 29, 1997

Number of holdings ...................................                  283

Top 10 holdings

     1.   Fannie Mae 6.50% 5/1/31
     2.   GNMA 7.00% 1/15/31
     3.   GNMA 6.50% 1/15/28
     4.   France Government O.A.T. 5.50% 4/25/10
     5.   Fannie Mae 7.00% 5/1/31
     6.   U.S. Treasury Note 4.875% 2/15/12
     7.   Fannie Mae 6.50% 10/1/16
     8.   Finnish Government 5.00% 4/25/09
     9.   U.S. Treasury Note 3.625% 3/31/04
     10.  Freddie Mac 5.75% 1/15/12

Asset composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Corporate Bonds                                                     37.84%
Agency Mortgage-Backed Securities                                   24.05%
Foreign Bonds                                                       17.28%
U.S. Treasury Obligations                                            5.68%
Commercial Mortgage-Backed Securities                                3.70%
Agency Collateralized Mortgage Obligations                           3.32%
Asset-Backed Securities                                              2.46%
Agency Obligations                                                   1.90%
Preferred Stock                                                      0.42%
Municipal Bonds                                                      0.12%
Net Cash & Other Assets                                              3.23%

An expense limitation was in effect for The Diversified Core Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2002 Semiannual Report o Delaware Pooled Trust 17

Global Equity:
Strong Australia and New Zealand Markets Buoy Performance

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The Global Equity Portfolio                                     8.44%
Morgan Stanley Capital
  International World Index (net)                               3.29%
-------------------------------------------------------------------------

Global Equity markets recovered strongly from the traumatic events that occurred during the second half of last year and offered impressive returns to investors over the past six months. Despite the ramifications that September 11th and the collapse of Enron had on financial markets worldwide, investor sentiment began to improve as signs of an economic recovery started to emerge. In this environment, The Global Equity Portfolio returned 8.44% for the six-month period ending April 30, 2002 and surpassed its benchmark. The MSCI World Index returned 3.29% over the same period.

Within Europe, markets were generally very mixed over the six-month period. Austria was the top performer, while the technology-rich Finnish market was the weakest. The Far East markets all performed strongly over the period, as hopes of economic recovery gathered strength. Australia and New Zealand were also buoyed by the relative strength of their respective currencies against the U.S. dollar. Japan was the exception, increasing only modestly despite the government's attempts to engineer a rally at the end of Japan's fiscal year. Elsewhere, another notably strong performer was the South African market, while the U.S. market lagged the MSCI World Index.

The value-orientated nature of the Portfolio aided performance, as large-cap value stocks generally outperformed large-cap growth stocks over the period. The Portfolio benefited from having an overweighted position in the strongly performing materials sector, and in the robust Australian and New Zealand markets. We held an underweighted position in the weaker U.S. market, which is also attributed to our outperformance. Our holdings, though minimal, in the unstable telecommunications sector and weak information technology stocks detracted from our total return. On a positive note, our relative underweighted position in these last two areas prevented us from falling to the same degree as the index. Going forward, we will remain underweighted in the European telecommunications sector until the outlook for companies in this sector improves. Industry sector exposure was also a strong contributor to returns.

Our outlook for the North American and European economies continues to improve. In the U.S., indicators of an economic recovery can be linked to a resilient housing market. Cheap mortgages have kept up the pace of housing activity within the country. However, we are concerned that structural imbalances in the U.S. economy are increasing once again. Therefore, we will continue to have low exposure in the U.S. market.

Portfolio Profile

April 30, 2002

Total net assets .......................................       $3.2 million

Inception date .........................................   October 15, 1997

Asset composition (based on total net assets)
   Common stocks .......................................             98.03%
   Cash equivalents and other net assets ...............              1.97%

Number of holdings .....................................                 67

Top 10 holdings

     1.   GlaxoSmithKline
     2.   PowerGen
     3.   Six Continents
     4.   IntesaBci
     5.   National Australia Bank
     6.   Boots
     7.   Foster's Group
     8.   RWE
     9.   Lloyds TSB Group
     10.  Societe Generale

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

United States                                                       30.04%
United Kingdom                                                      19.86%
Australia                                                            8.34%
France                                                               5.96%
Germany                                                              5.66%
Netherlands                                                          5.08%
Japan                                                                4.91%
Hong Kong                                                            4.19%
Spain                                                                2.77%
Italy                                                                2.64%
New Zealand                                                          1.54%
South Africa                                                         1.47%
Belgium                                                              1.41%
Malaysia                                                             1.33%
Republic of Korea                                                    1.14%
Singapore                                                            1.12%
Finland                                                              0.57%
Net Cash & Other Assets                                              1.97%

An expense limitation was in effect for The Global Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee: these fees are not reflected in the return shown above. The Portfolio's return would have been lower had these fees been deducted.

18 Delaware Pooled Trust o 2002 Semiannual Report

International Equity:
South African and Korean Positions Benefit Portfolio

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The International Equity Portfolio                             13.39%
Morgan Stanley Capital International
  EAFE Index (net)                                              5.53%
-------------------------------------------------------------------------

International Equity markets recovered strongly from the traumatic events of the second half of last year and offered strong returns to investors over the past six months. Despite the ramifications that September 11th and the collapse of Enron had on equity markets worldwide, investor sentiment began to improve as signs of an economic recovery started to emerge. In this environment, The International Equity Portfolio returned 13.39% for the six-month period ending April 30, 2002 and outperformed its benchmark by more than 780 basis points. The Portfolio's benchmark, the MSCI EAFE Index, returned 5.53% for the same period.

Within Europe, markets were generally very mixed over the six-month period. Austria was the top performing market, while the technology-rich Finnish market was the weakest. The Far East markets all performed strongly over the period as hopes of economic recovery gathered strength. Australia and New Zealand were also buoyed by the relative strength of their respective currencies against the U.S. dollar. Japan was the exception, increasing only modestly despite the government's attempts to engineer a rally at the end of the country's fiscal year.

The value-orientated nature of the Portfolio aided performance, as large-cap value stocks generally outperformed large-cap growth stocks over the period. Our exposure to select emerging market companies also supported returns. Korea and South Africa both rose sharply over the period benefiting from market appreciation as well as strong currency rebounds.

Industry sector exposure was also a strong contributor to our outperformance. The Portfolio benefited from having an overweighted position in the strongly performing materials sector, and an underweighted position in the weak telecommunications sector. We remain cautious of the telecom sector due to valuations and high levels of indebtedness. However, we will continue to look for value opportunities.

Our top performing holdings over the six-month period include the Australian chemical company, Orica (up 91%); Germany's component manufacturer, Continental (up 66%); and the UK's British Airways (up 59%). Disappointing performance, however, came from our holdings in the UK's Cable & Wireless, Japan's West Japan Railway and France's Alcatel, which were down 36%, 29% and 16%, respectively.

Portfolio Profile
April 30, 2002

Total net assets ......................................      $472.7 million

Inception date ........................................    February 4, 1992

Asset composition (based on total net assets)
   Common stocks ......................................              98.80%
   Cash equivalents and other net assets ..............               1.20%

Number of holdings ....................................                  54

Top 10 holdings

     1.   Canon
     2.   TotalFinaElf
     3.   PowerGen
     4.   National Australia Bank
     5.   GlaxoSmithKline
     6.   Societe Generale
     7.   IntesaBci
     8.   Six Continents
     9.   Boots
     10.  Foster's Group

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                      27.82%
Japan                                                               13.97%
Australia                                                           11.33%
France                                                               9.62%
Netherlands                                                          6.79%
Germany                                                              6.39%
Spain                                                                6.10%
Hong Kong                                                            4.23%
Italy                                                                2.94%
New Zealand                                                          2.03%
South Africa                                                         1.80%
Republic of Korea                                                    1.43%
Singapore                                                            1.33%
Belgium                                                              1.15%
Finland                                                              1.01%
Malaysia                                                             0.86%
Net Cash & Other Assets                                              1.20%

                               2002 Semiannual Report o Delaware Pooled Trust 19

Labor Select International Equity:
Strong Stock Selection Enhances Return

Total Return
Six months ending April 30, 2002
--------------------------------------------------------------------------
The Labor Select International Equity Portfolio                14.30%
Morgan Stanley Capital
  International EAFE Index (net)                                5.53%
--------------------------------------------------------------------------

Most international equity markets began the six-month period in positive territory and managed to stay that way as the period came to a close on April 30, 2002. Despite the ramifications that September 11th and the collapse of Enron had on equity markets worldwide, investor sentiment began improve as signs of an economic recovery started to emerge. In this environment, The Labor Select International Equity Portfolio returned a strong 14.30%, outperforming its benchmark by more than 870 basis points. The Portfolio's benchmark, the MSCI EAFE Index, returned 5.53% for the same period.

European markets were very mixed over the six-month period. Austria was the top performer, while the technology-rich Finnish market was the weakest. In the Far East, markets generally strengthened as conviction in an economic recovery gathered strength. Australia and New Zealand both also benefited from a recovery of their respective currencies versus the U.S. dollar. The Japanese market increased only modestly, despite the government's attempts to engineer a rally at the end of Japan's fiscal year. Elsewhere, South Africa was another notably strong performer over the period.

We believe the primary reason behind the Portfolio's outperformance was strong stock selection in a number of key sectors, specifically, financial services, materials and consumer discretionary. The value-orientated nature of the Portfolio aided performance, as large-cap value stocks generally outperformed large-cap growth stocks over the period. The Portfolio also benefited from a relative underweighted position in the telecommunication sector and positive stock selection therein. We remain cautious about the valuations and high levels of indebtedness of many telecom companies, however we will continue to look for value opportunities.

The Portfolio's top performing holdings over the period include the Australian chemical company, Orica (up 91%); the German component manufacturer, Continental (up 66%); and the UK's British Airways (up 59%). There were some disappointments, however, especially with our holdings in the Japanese market. Over the six-month period, Japan's West Japan Railway and Kinki Coca-Cola Bottling were down 29% and 17%, respectively.

Portfolio Profile
April 30, 2002

Total net assets ......................................       $97.6 million

Inception date ........................................   December 19, 1995

Asset composition (based on total net assets)
   Common stocks ......................................              95.83%
   Cash equivalents and other net assets ..............               4.17%

Number of holdings ....................................                  47

Top 10 holdings

     1.   Societe Generale
     2.   Canon
     3.   TotalFinaElf
     4.   HBOS
     5.   Boots
     6.   Foster's Group
     7.   GlaxoSmithKline
     8.   IntesaBci
     9.   BG Group
     10.  National Australia Bank

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                      30.74%
Japan                                                               14.02%
Australia                                                           11.62%
France                                                               8.91%
Germany                                                              7.99%
Netherlands                                                          7.33%
Spain                                                                5.21%
Italy                                                                3.18%
New Zealand                                                          2.47%
Hong Kong                                                            1.95%
Belgium                                                              1.59%
Finland                                                              0.82%
Net Cash & Other Assets                                              4.17%

20 Delaware Pooled Trust o 2002 Semiannual Report

International Large-Cap Equity:
Prudent Stock Selection Benefits Portfolio

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The International Large-Cap Equity Portfolio                   12.14%
Morgan Stanley Capital International
  EAFE Index (net)                                              5.53%
-------------------------------------------------------------------------

Despite the ramifications that September 11th and the collapse of Enron had on equity markets worldwide, investor sentiment began improve as signs of an economic recovery started to emerge. International stock markets began offering strong returns to investors over the past six months and in this environment, The International Large-Cap Equity Portfolio returned 12.14%, outperforming its benchmark by more than 660 basis points. The Portfolio's benchmark, the MSCI EAFE Index, returned 5.53% for the same period.

In Europe, the markets were generally very mixed over the six-month period. Austria was the top performing market, while the technology-rich Finnish market was the weakest. Markets in the Far East all performed strongly, as hopes of economic recovery gathered strength. Australia and New Zealand also benefited from the strength of their respective currencies relative to the U.S. dollar. The Japanese market increased only modestly, despite the government's attempts to engineer a rally at the end of Japan's fiscal year. Elsewhere, South Africa and the Republic of Korea were notably strong performers over the period, as both their markets and currencies rebounded sharply.

The Portfolio's outperformance versus its benchmark is attributed, for the most part, to good stock selection and our strong value style. Our sector weighting also contributed, as we held an overweighted position in the strongly performing materials sector, while our relative underweighted position in the weak telecommunications sector was also positive. Although we remain concerned about the valuation of the telecommunications sector and also the level of corporate indebtedness, we will continue to look for selective value opportunities.

The Portfolio's top performing holdings over the period include the UK's British Airways (up 59%) and Korea's POSCO (up 47%), while its most disappointing issues came from the UK's Cable & Wireless (down 37%) and Japan's West Japan Railway (down 29%).

Portfolio Profile
April 30, 2002

Total net assets ......................................        $2.8 million

Inception date ........................................   December 14, 1999

Asset composition (based on total net assets)
   Common stocks ......................................              98.48%
   Cash equivalents and other net assets ..............               1.52%

Number of holdings ....................................                  42

Top 10 holdings

     1.   Canon
     2.   PowerGen
     3.   Societe Generale
     4.   Boots
     5.   TotalFinaElf
     6.   IntesaBci
     7.   BG Group
     8.   HBOS
     9.   Six Continents
     10.  GlaxoSmithKline

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                      27.79%
Japan                                                               12.78%
Australia                                                           12.38%
France                                                              11.04%
Spain                                                                7.21%
Netherlands                                                          7.06%
Germany                                                              6.45%
Italy                                                                3.49%
Hong Kong                                                            2.95%
Singapore                                                            2.03%
Belgium                                                              1.57%
New Zealand                                                          1.57%
Republic of Korea                                                    1.30%
Finland                                                              0.86%
Net Cash & Other Assets                                              1.52%

An expense limitation was in effect for The International Large-Cap Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee: these fees are not reflected in the return shown above. The Portfolio's return would have been lower had these fees been deducted.

                               2002 Semiannual Report o Delaware Pooled Trust 21

International Small-Cap:
Upward Cycle Emerges for Small Overseas Stocks

Total Return
Six months ending April 30, 2002
---------------------------------------------------------------------------
The International Small-Cap Portfolio                          12.56%
Salomon Smith Barney
  Extended Market Index (ex-U.S.)                              12.45%
---------------------------------------------------------------------------

Despite the turbulent conditions and volatility that have rattled some U.S. and international stock markets throughout the six-month period ended April 30, 2002, The International Small-Cap Portfolio managed to provide a significant, steady return of 12.56% for the period. The Portfolio's return slightly surpassed that of its benchmark, the Salomon Smith Barney Extended Market Index, which delivered a positive 12.45% return for the same period. We attribute the Portfolio's slight outperformance to good stock selection, rigorous "sell" discipline, active sector monitoring and prudent portfolio weightings.

Better-than-expected U.S. GDP data has lifted the consensus view on the overall outlook for 2002 and bodes well for many international markets, especially those with strong ties to the economy of the United States. Market returns over the period were generally strong, with significant growth in South Korea and robust rises in other nascent and U.S.-economy-sensitive countries. The Portfolio found significant appreciation in Singapore.

One of the only markets to stumble significantly during the past six months was Greece. This market decline was due to the problems the country is having with its banking sector and telecommunications companies. Given that nearly 70% of the Greek stock market is allocated to these two sectors, this led to weak sentiment and depressed volumes and share prices.

As long-term value managers, we do not expect to alter the shape of the Portfolio drastically. We will continue to focus on regions where heavily undervalued currencies present attractive investment opportunities. Where we see positive change along with compelling valuations we will add to those sectors of the Portfolio which were previously underweighted.

We believe that small-cap international stocks are well positioned to provide real returns in excess of those achievable in large-cap stocks in both the U.S. and overseas. The key driver behind this potential, in our opinion, is the mispricing inherent in an asset class characterized by positive restructuring under the threat of merger and acquisition activity, conservatively structured balance sheets and limited analyst coverage in the international small-capitalization arena.

Portfolio Profile
April 30, 2002

Total net assets ..........................................    $3.1 million

Inception date ............................................   July 20, 1999

Asset composition (based on total net assets)
   Common stocks ..........................................          98.08%
   Cash equivalents and other net assets ..................           1.92%

Number of holdings ........................................              75

Top 10 holdings

     1.   Northern Foods
     2.   Rexam
     3.   Lindt & Spruengli
     4.   Body Shop International
     5.   Pendragon
     6.   Ludwig Beck Rathauseck
     7.   Suess Microtec
     8.   Persimmon
     9.   Boewe Systec
     10.  Harvey Nichols

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                      34.24%
Japan                                                               11.80%
France                                                              11.46%
Germany                                                              9.68%
Hong Kong                                                            7.44%
Netherlands                                                          5.33%
Singapore                                                            3.71%
New Zealand                                                          3.64%
Switzerland                                                          2.94%
Spain                                                                2.13%
Australia                                                            1.86%
Italy                                                                0.98%
Ireland                                                              0.95%
Denmark                                                              0.75%
Finland                                                              0.68%
Norway                                                               0.49%
Net Cash & Other Assets                                              1.92%

The Portfolio charges a 0.55% purchase reimbursement and a 0.45% redemption reimbursement fee: these fees are not reflected in the return shown above. The Portfolio's return would have been lower had these fees been deducted.

22 Delaware Pooled Trust o 2002 Semiannual Report

Emerging Markets:
Finding Opportunity in Russia, South Africa and China

Total Return
Six months ending April 30, 2002
----------------------------------------------------------------------------
The Emerging Markets Portfolio                                 27.53%
MSCI Emerging Markets Free Index                               33.67%
----------------------------------------------------------------------------

Volatility rattled many U.S. and international stock markets throughout the six-month period ending April 30, 2002. Despite this turbulence, The Emerging Markets Portfolio managed to provide a strong return of 27.53% for the period. Although it delivered a superior relative return as compared to most domestic markets, this return was surpassed by the return of The Portfolio's benchmark, the MSCI Emerging Markets Free Index, which rose an incredible 33.67% for the same period. We attribute the Portfolio's underperformance to its underweighted position in the strong South Korea and Taiwan markets--both of which profited from the technology sector's rebound over the past two quarters.

However, throughout the fiscal period, the Portfolio benefited from its overweighted position in Russia--which outperformed most major markets, and our underweighted position in Mexico--which delivered relatively restrained performance for the period. Another major reason for the Portfolio's performance was strong stock selection in a number of key markets, specifically South Africa, China, India and Brazil.

In our opinion, better-than-expected U.S. GDP data bodes well for many emerging markets -- especially those with strong ties to the U.S. economy. We believe these markets include Mexico and those select Asian countries, such as Korea, that dominate the high-tech sector. In addition, we believe that Mexico will suffer less than the surrounding Central and South American region if the Argentine situation degrades any further, though its very overvalued currency gives cause for concern.

Despite the encouraging performance of the emerging markets arena in the last few years, this was mainly a recovery from a very oversold starting level. We continue to believe that the asset class offers significant value, especially as many nations have undertaken substantial efforts to improve economic, legal and regulatory frameworks and backdrops.

As long-term value managers, we do not expect to alter the shape of the Portfolio drastically. We will continue to focus on regions where heavily undervalued currencies present attractive investment opportunities. Where we see positive change along with competitive valuations, however, we will add to those sectors of the Portfolio which were previously underweighted.

With their current valuation discount, and with the benefit of their ongoing reforms, we currently believe emerging markets have a number of reasons to continue to perform strongly over the next few years.

Portfolio Profile
April 30, 2002

Total net assets ........................................    $144.9 million

Inception date ..........................................    April 14, 1997

Asset composition (based on total net assets)
   Common stocks ........................................            94.68%
   Cash equivalents and other net assets ................             5.32%

Number of holdings ......................................                70

Top 10 holdings

     1.   Impala Platinum Holdings
     2.   Gerdau Metalurgica
     3.   Cemex de C.V.
     4.   Zhejiang Expressway
     5.   Yanzhou Coal Mining Class H
     6.   Electricity Generating Public Company
     7.   Kumba Resources
     8.   Norilsk Nickel ADR
     9.   Sasol
     10.  Amalgamated Banks of South Africa

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

South Africa                                                        17.84%
Brazil                                                              13.67%
China                                                                9.66%
India                                                                7.17%
Russia                                                               7.15%
Taiwan                                                               6.96%
Republic of Korea                                                    6.72%
Mexico                                                               5.41%
Thailand                                                             4.42%
Chile                                                                2.73%
Hong Kong                                                            2.38%
Estonia                                                              2.19%
Hungary                                                              2.02%
Malaysia                                                             1.79%
Egypt                                                                1.29%
Czech Republic                                                       1.10%
Indonesia                                                            1.02%
Israel                                                               0.92%
Argentina                                                            0.24%
Net Cash & Other Assets                                              5.32%

The Portfolio charges a 0.75% purchase reimbursement and a 0.75% redemption reimbursement fee: these fees are not reflected in the return shown above. The Portfolio's return would have been lower had these fees been deducted.

                               2002 Semiannual Report o Delaware Pooled Trust 23

Global Fixed Income:
Finding Outperformance in High-Value Markets

Total Return
Six months ending April 30, 2002
-------------------------------------------------------------------------
The Global Fixed Income Portfolio                               1.08%
Salomon Smith Barney
  World Government Bond Index                                  (2.11)%
-------------------------------------------------------------------------

For the six-month period ending April 30, 2002, the Global Fixed Income Portfolio returned 1.08%, outperforming its benchmark, the Salomon Smith Barney World Government Bond Index, which declined 2.11%. This was a volatile period for fixed-income investors as global equity markets rebounded and interest rates sunk to new lows. Most of the major fixed income markets were flat to slightly negative for the period, except for high-yield bonds.

The Global Fixed Income Portfolio outpaced the benchmark due partly to our high exposure to Australia and New Zealand. Both markets performed well in dollar terms, especially New Zealand, and their currencies rose sharply against the U.S. dollar over the period. We were also helped by our overweighted positions in Sweden and Norway, both of which outperformed.

The Portfolio's weightings remain essentially unchanged and we continue to have significant exposure to what we consider to be fundamentally high-value markets. We see much better real yields in the Australian, New Zealand and euro bond markets than we do in the U.S. and Japan, which currently offer historically low real yields.

Purchasing power parity valuations continue to suggest that the U.S. dollar is overvalued. The Australian and New Zealand dollars are among the best value currencies and have not yet reflected the economies' strong fundamentals of low inflation, strong growth and high productivity.

Portfolio Profile
April 30, 2002

Total net assets .....................................       $274.3 million

Inception date .......................................    November 30, 1992

Asset composition (based on total net assets)
   Bonds .............................................               97.10%
   Cash equivalents and other net assets .............                2.90%

Number of holdings ...................................                   43

Top 10 holdings

   1.   Government of France 4.00% 10/25/09
   2.   Deutschland Republic 6.25% 1/4/24
   3.   New Zealand Government 6.00% 11/15/11
   4.   New Zealand Government 7.00% 7/15/09
   5.   Republic of Austria 5.25% 1/4/11
   6.   Kingdom of Belgium 5.75% 9/28/10
   7.   New South Wales Treasury 6.50% 5/1/06
   8.   Netherlands Government 5.75% 2/15/07
   9.   Inter-American Development Bank 5.50% 3/30/10
   10.  Kredit Fuer Wiederaufbau 5.25% 7/4/12

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Germany                                                             11.28%
New Zealand                                                         11.17%
Austria                                                              9.88%
Supranational                                                        9.04%
United States                                                        8.47%
France                                                               7.96%
Netherlands                                                          7.54%
Australia                                                            7.18%
Canada                                                               5.95%
Sweden                                                               4.77%
Belgium                                                              4.58%
Finland                                                              3.51%
Italy                                                                2.90%
Norway                                                               2.87%
Net Cash & Other Assets                                              2.90%

An expense limitation was in effect for The Global Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

24 Delaware Pooled Trust o 2002 Semiannual Report

International Fixed Income:
Opportunities Abound in Select International Markets

Total Return
Six months ending April 30, 2002
---------------------------------------------------------------------------
The International Fixed Income Portfolio                        0.77%
Salomon Smith Barney Non-U.S.
  World Government Bond Index                                  (2.20)%
---------------------------------------------------------------------------

For the six-month period ending April 30, 2002, the International Fixed Income Portfolio returned 0.77%, in the midst of difficult bond market conditions. The Portfolio outperformed its benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index, which declined 2.20%. This was a volatile period for fixed income investors as equity markets around the world rebounded and interest rates sunk to new lows. Most of the major fixed income markets were flat to slightly negative for the period, except for high-yield bonds.

The International Fixed Income Portfolio outpaced the benchmark due partly to our high exposure to Australia and New Zealand. Both markets performed well in dollar terms, especially New Zealand, and their currencies rose sharply against the U.S. dollar over the period. We were also helped by our overweight positions in Sweden and Norway, both of which outperformed.

The Portfolio's weightings remain essentially unchanged and we continue to have significant exposure to what we consider to be fundamentally high-value markets. We see much better real yields in the Australian, New Zealand and euro bond markets than we do in Japan, which currently offers historically low real yields.

Purchasing power parity valuations continue to suggest that the U.S. dollar is overvalued. The Australian and New Zealand dollars are among the best value currencies and have not yet reflected the economies' strong fundamentals of low inflation, strong growth and high productivity.

Portfolio Profile
April 30, 2002

Total net assets ........................................     $37.1 million

Inception date ..........................................    April 11, 1997

Asset composition (based on total net assets)
   Bonds ................................................            96.95%
   Cash equivalents and other net assets ................             3.05%

Number of holdings ......................................                37

Top 10 holdings

   1.   Deutschland Republic 6.50% 7/4/27
   2.   Deutschland Republic 4.00% 7/4/09
   3.   New Zealand Government 6.00% 11/15/11
   4.   Government of France 4.00% 10/25/09
   5.   Kingdom of Belgium 5.75% 9/28/10
   6.   Republic of Austria 5.25% 1/4/11
   7.   Kredit Fuer Wiederaufbau 5.00% 7/4/11
   8.   New Zealand Government 7.00% 7/15/09
   9.   International Finance 6.75% 7/15/09
   10.  European Investment Bank 5.00% 4/15/08

Geographic composition (based on total net assets)

[The following table was depicted as a bar chart in the printed material.]

Germany                                                             22.15%
Supranational                                                       13.86%
New Zealand                                                          8.77%
Australia                                                            7.94%
Austria                                                              6.83%
Netherlands                                                          6.50%
United States                                                        5.98%
Sweden                                                               4.79%
France                                                               4.55%
Belgium                                                              4.53%
Spain                                                                3.26%
Norway                                                               2.90%
Finland                                                              2.66%
Italy                                                                2.23%
Net Cash & Other Assets                                              3.05%

An expense limitation was in effect for The International Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2002 Semiannual Report o Delaware Pooled Trust 25

Delaware Pooled Trust-The Large-Cap Value Equity Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Number      Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Common Stock - 98.46%
 Aerospace & Defense - 4.05%
 Boeing                                                    14,800   $   660,080
 Honeywell International                                   23,900       876,652
 Raytheon                                                  13,100       554,130
 Textron                                                   10,900       536,062
                                                                    -----------
                                                                      2,626,924
                                                                    -----------
 Automobiles & Automotive Parts - 2.17%
 General Motors                                            21,900     1,404,885
                                                                    -----------
                                                                      1,404,885
                                                                    -----------
 Banking & Finance - 19.15%
 Bank of America                                           16,061     1,164,101
 Bank of New York                                          35,700     1,306,263
 Bear Stearns                                              13,300       823,802
 Charter One Financial                                     14,100       498,858
 Comerica                                                  10,500       659,925
 Federal National Mortgage                                 14,900     1,176,057
 FleetBoston Financial                                     31,600     1,115,480
 J.P. Morgan Chase & Company                               35,420     1,243,242
 Mellon Financial                                          24,900       940,224
 Morgan Stanley Dean Witter                                18,500       882,820
 PNC Financial Group                                       10,900       601,135
 U.S. Bancorp                                              41,403       981,251
 Wells Fargo                                               20,200     1,033,230
                                                                    -----------
                                                                     12,426,388
                                                                    -----------
 Cable, Media & Publishing - 0.72%
 Knight-Ridder                                              7,000       469,000
                                                                    -----------
                                                                        469,000
                                                                    -----------
 Chemicals - 3.74%
 Air Products & Chemicals                                  19,800       951,390
 Dow Chemical                                              21,300       677,340
 duPont (E.I.) deNemours                                   18,000       801,000
                                                                    -----------
                                                                      2,429,730
                                                                    -----------
 Computers & Technology - 4.97%
 Adobe Systems                                             12,400       495,504
 Automatic Data Processing                                 10,700       543,988
 First Data                                                 7,700       612,073
 International Business
   Machines                                                 9,400       787,344
+Oracle                                                    78,000       783,120
                                                                    -----------
                                                                      3,222,029
                                                                    -----------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

Consumer Products - 5.81%
Kimberly-Clark                                             20,900     $1,361,008
Minnesota Mining &
   Manufacturing                                            4,100        515,780
Newell Rubbermaid                                          27,900        876,060
Procter & Gamble                                           11,300      1,019,938
                                                                      ----------
                                                                       3,772,786
                                                                      ----------
Electronics & Electrical Equipment - 2.50%
Eaton                                                       6,200        524,582
Emerson Electric                                            8,300        443,137
General Electric                                           20,800        656,240
                                                                      ----------
                                                                       1,623,959
                                                                      ----------
Energy - 9.12%
Burlington Resources                                       19,900        884,157
ChevronTexaco                                               7,600        658,996
Diamond Offshore Drilling                                  21,800        678,416
EOG Resources                                               4,300        182,965
Exxon Mobil                                                32,508      1,305,846
Kerr-McGee                                                 17,200      1,028,560
Royal Dutch Petroleum                                      22,600      1,181,076
                                                                      ----------
                                                                       5,920,016
                                                                      ----------
Food, Beverage & Tobacco - 10.05%
Anheuser-Busch                                             25,400      1,346,200
Brown-Forman Class B                                        6,600        518,892
General Mills                                              23,600      1,039,580
Heinz (H.J.)                                               23,950      1,005,661
Kraft Foods Class A                                        17,200        705,888
McDonald's                                                 41,500      1,178,600
Pepsi Bottling Group                                       25,400        727,456
                                                                      ----------
                                                                       6,522,277
                                                                      ----------
Healthcare & Pharmaceuticals - 7.06%
Abbott Laboratories                                        14,700        793,065
Bristol-Myers Squibb                                       35,900      1,033,920
HCA - The Healthcare Company                               21,400      1,022,706
Merck & Company                                            18,200        988,988
Schering-Plough                                            27,300        745,290
                                                                      ----------
                                                                       4,583,969
                                                                      ----------
Industrial Machinery - 1.04%
Deere & Company                                            15,100        675,876
                                                                      ----------
                                                                         675,876
                                                                      ----------
26 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Insurance - 8.69%
 Allstate                                                  20,300     $  806,722
 Chubb                                                     15,000      1,150,500
 Jefferson-Pilot                                           13,400        671,072
 John Hancock Financial
    Services                                               20,500        791,300
 Marsh & McLennan                                          12,500      1,263,500
 XL Capital Class A                                        10,100        952,935
                                                                      ----------
                                                                       5,636,029
                                                                      ----------
 Leisure, Lodging & Entertainment - 2.77%
 Disney (Walt)                                             47,100      1,091,778
 Starwood Hotels & Resorts
    Worldwide                                              18,600        703,080
                                                                      ----------
                                                                       1,794,858
                                                                      ----------
 Metals & Mining - 1.12%
 Alcoa                                                     21,400        728,242
                                                                      ----------
                                                                         728,242
                                                                      ----------
 Paper & Forest Products - 2.01%
 International Paper                                       19,775        819,278
 Weyerhaeuser                                               8,100        482,841
                                                                      ----------
                                                                       1,302,119
                                                                      ----------
 Retail - 4.90%
+Federated Department Stores                               19,100        758,843
 Kroger                                                    45,100      1,026,927
 Sears, Roebuck                                             9,300        490,575
 The Limited                                               47,160        903,586
                                                                      ----------
                                                                       3,179,931
                                                                      ----------
 Telecommunications - 4.55%
 ALLTEL                                                    10,000        495,000
 BellSouth                                                 21,300        646,455
 SBC Communications                                        37,152      1,153,941
 Verizon Communications                                    16,390        657,403
                                                                      ----------
                                                                       2,952,799
                                                                      ----------
 Utilities - 4.04%
 Dominion Resources                                        14,900        989,658
 Duke Energy                                               12,400        475,292
 Exelon                                                     8,400        456,120
 FPL Group                                                 11,000        698,390
                                                                      ----------
                                                                       2,619,460
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $61,801,951)                                                    63,891,277
================================================================================

                                                         Principal      Market
                                                          Amount        Value
--------------------------------------------------------------------------------

Repurchase Agreements - 1.31%

With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $14,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $15,663 and
   $72,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $81,326
   and $66,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $78,151 and
   $66,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $81,166 and
   $73,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $79,580)                                 $329,000     $329,000
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $185,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $193,785)                                        189,500      189,500
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $79,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $83,015 and $104,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $128,441 and $113,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $124,024)                                        328,500      328,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $847,000)                                                        847,000
================================================================================

                               2002 Semiannual Report o Delaware Pooled Trust 27

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.77%
(cost $62,648,951)                                                 $64,738,277
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.23%                                          146,923
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   4,248,929 Shares Outstanding;
   Equivalent to $15.27
   Per Share - 100.00%                                             $64,885,200
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $65,579,030
Undistributed net investment income                                    120,820
Accumulated net realized loss on investments                        (2,903,976)
Net unrealized appreciation of investments                           2,089,326
--------------------------------------------------------------------------------
Total net assets                                                   $64,885,200
================================================================================

+Non-income producing security for the period ended April 30, 2002.

See accompanying notes

Delaware Pooled Trust-
The Focused Value Portfolio
(Formerly The Select Equity Portfolio)
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                             Number      Market
                                                           of Shares     Value
--------------------------------------------------------------------------------

 Common Stock - 99.85%
 Aerospace & Defense - 9.66%
 Boeing                                                       1,800     $ 80,280
 Honeywell International                                      2,200       80,696
                                                                        --------
                                                                         160,976
                                                                        --------
 Automobiles & Automotive Parts - 5.28%
 Ford Motor                                                   5,500       88,000
                                                                        --------
                                                                          88,000
                                                                        --------
 Banking - 15.40%
 Bank of New York                                             2,400       87,816
 FleetBoston Financial                                        2,400       84,720
 J.P. Morgan Chase                                            2,400       84,240
                                                                        --------
                                                                         256,776
                                                                        --------
 Computers & Technology - 19.34%
 International Business Machines                              1,000       83,760
+Micron Technology                                            3,500       82,950
+Microsoft                                                    1,600       83,616
+Oracle                                                       7,200       72,288
                                                                        --------
                                                                         322,614
                                                                        --------
 Electronics & Electrical Equipment - 4.92%
 General Electric                                             2,600       82,030
                                                                        --------
                                                                          82,030
                                                                        --------

 Finance - 9.68%
 Freddie Mac                                                  1,300       84,955
 Morgan Stanley Dean Witter                                   1,600       76,352
                                                                        --------
                                                                         161,307
                                                                        --------
 Healthcare & Pharmaceuticals - 14.64%
 Bristol-Myers Squibb                                         2,800       80,640
 Merck & Company                                              1,600       86,944
 Schering-Plough                                              2,800       76,440
                                                                        --------
                                                                         244,024
                                                                        --------
 Insurance - 5.24%
 Allstate                                                     2,200       87,428
                                                                        --------
                                                                          87,428
                                                                        --------
 Leisure, Lodging & Entertainment - 10.47%
 News Limited ADR                                             3,900       86,424
 Walt Disney                                                  3,800       88,084
                                                                        --------
                                                                         174,508
                                                                        --------


28 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

Telecommunications - 5.22%
SBC Communications                                          2,800   $    86,968
                                                                    -----------
                                                                         86,968
                                                                    -----------
--------------------------------------------------------------------------------
Total Common Stock
cost $1,778,718)                                                      1,664,631
================================================================================

                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 0.30%
With BNP Paribas 1.87%
   (dated 4/30/02,
   collateralized by $100
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $92 and
   $400 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $480
   and $400 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $461
   and $400 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $479 and
   $400 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $470)                                      $1,940         1,940
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $1,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $1,144)                                            1,120         1,120
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $500
   U.S. Treasury Notes
   5.375% due 6/30/03, market
   value $490 and $600
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $758 and $700
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $732)                                              1,940         1,940
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,000)                                                             5,000
================================================================================

--------------------------------------------------------------------------------
Total Market Value of Securities - 100.15%
(cost $1,783,718)                                                    $1,669,631
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
   and Other Assets - (0.15%)                                            (2,531)
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   266,613 Shares Outstanding;
   Equivalent To $6.25
   Per Share - 100.00%                                               $1,667,100
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $2,029,786
Undistributed net investment income                                       5,954
Accumulated net realized loss on investments                           (254,553)
Net unrealized depreciation of investments                             (114,087)
--------------------------------------------------------------------------------
Total net assets                                                     $1,667,100
================================================================================
+Non-income producing security for the period ended April 30, 2002.

ADR - American Depositary Receipts

See accompanying notes


                               2002 Semiannual Report o Delaware Pooled Trust 29

Delaware Pooled Trust-The Small-Cap Value Equity Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)


                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Common Stock - 96.42%
 Banking & Finance - 8.35%
 Associated Banc-Corp                                       1,298       $ 48,623
 Colonial BancGroup                                         2,700         43,200
 Commercial Federal                                         1,100         32,340
 Compass Bancshares                                         1,600         57,232
 Cullen/Frost Bankers                                         800         30,192
 East West Bancorp                                            800         28,640
 Riggs National                                             1,400         23,282
+Sterling Financial/Spokane                                   200          4,752
                                                                        --------
                                                                         268,261
                                                                        --------

 Basic Industry/Capital Goods - 24.92%
 AGCO                                                       1,400         31,808
 Allegheny Technologies                                     1,400         23,632
+Armor Holdings                                               600         15,210
 Ball                                                       1,000         47,550
 Carpenter Technology                                         100          2,650
+Chase Industries                                             800         10,800
 Crane                                                      1,200         33,096
+Crown Cork & Seal                                          1,700         19,142
 Cummins                                                      500         21,275
+Cytec Industries                                             500         16,495
 Federal Signal                                             2,100         48,300
 Florida Rock Industries                                      600         23,988
+Freeport-McMoRan Copper
   & Gold Class B                                           1,100         19,536
 Fuller (H.B.)                                                800         24,888
 Gibraltar Steel                                              600         13,728
+Griffon                                                    2,820         54,144
 Granite Construction                                         600         13,866
 Harsco                                                       600         25,500
+Jacobs Engineering Group                                   1,400         55,244
 Kaydon                                                     1,200         34,188
+Lear                                                         600         30,846
 MacDermid                                                    900         19,800
+Mueller Industries                                           600         20,454
 OM Group                                                     500         33,375
+Pactiv                                                     2,600         53,742
 Smith (A.O.)                                                 700         21,770
+Terex                                                      1,400         35,070
 Texas Industries                                             600         23,268
 Universal Forest Products                                    200          5,000
 Wausau-Mosinee Paper                                       1,700         22,117
                                                                        --------
                                                                         800,482
                                                                        --------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Business Services - 1.01%
+Global Imaging Systems                                      700        $ 13,355
+Handleman                                                 1,500          19,200
                                                                        --------
                                                                          32,555
                                                                        --------

 Consumer Durables - 6.17%
+Aftermarket Technology                                      200           4,590
 Briggs & Stratton                                           500          21,075
+Furniture Brands International                              900          36,747
 KB HOME                                                     900          44,865
+Keystone Automotive Industries                              500           9,760
 La-Z-Boy                                                    800          24,032
 M.D.C. Holdings                                             220          11,110
 Pulte Homes                                                 700          37,240
+WCI Communities                                             300           8,619
                                                                        --------
                                                                         198,038
                                                                        --------

 Consumer Non-Durables - 8.20%
+Abercrombie & Fitch Class A                                 700          21,000
+Barnes & Noble                                            1,100          33,242
+Bebe Stores                                               1,000          22,390
+Department 56                                               700          10,850
+Gadzooks                                                    600           7,950
+Goody's Family Clothing                                   1,100           9,691
+Gymboree                                                  1,900          34,656
+Oakley                                                    1,400          27,888
 Phillips-Van Heusen                                       1,100          16,764
+Shoe Carnival                                               600          12,330
+Sports Authority                                          1,000          12,740
+Take-Two Interactive Software                             1,200          30,120
+Whitehall Jewellers                                         200           3,940
 Wolverine World Wide                                      1,100          19,822
                                                                        --------
                                                                         263,383
                                                                        --------

 Consumer Products - 3.71%
 Bunge Limited                                               900          19,908
+Constellation Brands                                      1,200          72,480
+International Multifoods                                  1,000          26,850
                                                                        --------
                                                                         119,238
                                                                        --------

 Consumer Services - 3.68%
 Belo Class A                                                700          16,352
+Jack in the Box                                           1,000          31,930
+Rare Hospitality International                            1,200          33,600
+Rent-A-Center                                               600          36,180
                                                                        --------
                                                                         118,062
                                                                        --------


30 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Energy - 7.50%
+Cal Dive International                                     1,100       $ 28,490
+Chesapeake Energy                                          3,100         26,505
+Comstock Resources                                         2,400         22,200
 Helmerich & Payne                                            600         24,726
+Magnum Hunter Resources                                    2,100         15,519
 NUI                                                          900         24,120
 Ocean Energy                                               2,300         49,220
 Southwest Gas                                              1,100         27,225
+Westport Resources                                         1,100         22,792
                                                                        --------
                                                                         240,797
                                                                        --------
 Healthcare & Pharmaceuticals - 4.25%
+Beverly Enterprises                                        2,100         18,060
+Community Health Systems                                   1,200         34,824
 Cooper Companies                                             500         26,500
 D&K Healthcare Resources                                     400         13,840
+Kindred Healthcare                                           300         13,350
 Owens & Minor                                              1,100         22,759
+QuadraMed                                                  1,100          7,041
                                                                        --------
                                                                         136,374
                                                                        --------
 Insurance - 8.11%
 AmerUs Group                                                 800         30,144
 Arthur J. Gallagher & Company                              1,100         39,710
 Berkley (W.R.)                                               700         42,350
 Harleysville Group                                           800         24,161
 PartnerRe                                                    800         43,184
 Presidential Life                                            900         22,410
 RenaissanceRe Holdings                                       500         58,600
                                                                        --------
                                                                         260,559
                                                                        --------
 Real Estate - 5.24%
 Mack-Cali Realty                                           1,000         32,800
 Pan Pacific Retail Properties                              1,900         60,211
 Prentiss Properties Trust                                  1,500         46,125
 Reckson Associates Realty                                  1,200         29,280
                                                                        --------
                                                                         168,416
                                                                        --------
 Technology - 9.58%
+Actel                                                        900         21,870
+ASM International N.V                                      1,000         23,000
+Bell Microproducts                                           900         10,620
+DRS Technologies                                             800         37,000
+Integrated Defense Technologies                              400         11,980
 Inter-Tel                                                    900         18,459
+International Rectifier                                      700         32,284
+Merix                                                      1,000         16,720
+Nanometrics                                                  700         13,251
+Photon Dynamics                                              500         24,220
+Photronics                                                   700         23,149
+Plexus                                                       900         22,491
 Symbol Technologies                                        1,100          9,306
+Tech Data                                                    600         28,404
+Veeco Instruments                                            500         14,815
                                                                        --------
                                                                         307,569
                                                                        --------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Telecommunications - 0.39%
 Tele Centro Oeste Celular
   Participacoes ADR                                      2,100         $ 12,390
                                                                        --------
                                                                          12,390
                                                                        --------
 Transportation - 3.72%
 Alexander & Baldwin                                      1,300           35,321
+Arkansas Best                                              900           21,735
+Continental Airlines Class B                               600           15,600
+Kirby                                                      800           22,440
+Yellow                                                     900           24,273
                                                                        --------
                                                                         119,369
                                                                        --------
 Utilities - 1.59%
 Black Hills                                                800           27,888
 PNM Resources                                              800           23,200
                                                                        --------
                                                                          51,088
                                                                        --------
--------------------------------------------------------------------------------
Total Common Stock
(cost $2,281,631)                                                      3,096,581
================================================================================

Warrants - 0.01%
Magnum Hunter Resources                                     420              391
--------------------------------------------------------------------------------
Total Warrants (cost $0)                                                     391
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 3.95%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $2,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $2,349 and
   $11,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $12,194
   and $10,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $11,718 and
   $10,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $12,170
   and $11,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $11,932)                                $49,300           49,300
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $28,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $29,056)                                        28,400           28,400



                               2002 Semiannual Report o Delaware Pooled Trust 31

                                                        Principal      Market
                                                          Amount       Vakue
--------------------------------------------------------------------------------

With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $12,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market
   value $12,447 and $15,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $19,259 and $17,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $18,596)                                       $49,300         $49,300
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $127,000)                                                         127,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 100.38%
(cost $2,408,631)                                                     3,223,972
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
   and Other Assets - (0.38%)                                           (12,301)
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   261,384 Shares Outstanding;
   Equivalent to $12.29
   per share - 100.00%                                               $3,211,671
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $2,244,498
Undistributed net investment income                                       3,875
Accumulated net realized gain on investments                            147,957
Net unrealized appreciation of investments                              815,341
--------------------------------------------------------------------------------
Total net assets                                                     $3,211,671
================================================================================

+Non-income producing security for the period ended April 30, 2002.

ADR - American Depositary Receipts

See accompanying notes

Delaware Pooled Trust-
The All-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Common Stock - 93.91%
 Banking & Finance - 19.86%
 City National                                                600     $   33,150
 Coutrywide Credit Industries                               7,300        340,983
 Doral Financial                                            1,600         55,904
 Fannie Mae                                                 2,500        197,325
 Federated Investors                                        4,800        153,888
 Freddie Mac                                                5,000        326,750
+Indymac Mortgage Holdings                                  3,100         78,275
 Lehman Brothers Holdings                                   5,800        342,200
 TCF Financial                                              2,300        119,715
 Washington Mutual                                         11,000        415,030
 Zions Bancorporation                                       2,200        118,976
                                                                      ----------
                                                                       2,182,196
                                                                      ----------
 Basic Industry & Capital Goods - 0.91%
+Smith International                                          700         49,035
+West                                                       1,800         50,400
                                                                      ----------
                                                                          99,435
                                                                      ----------
 Business Services - 10.56%
 Cendant                                                   20,000        359,800
+Charter Communications                                    19,600        160,524
+Clear Channel Communications                               5,200        244,140
+Robert Half International                                  6,700        175,942
+United Rentals                                             8,600        219,300
                                                                      ----------
                                                                       1,159,706
                                                                      ----------
 Consumer Durable/Cyclical - 1.59%
 Centex                                                     3,100        174,530
                                                                      ----------
                                                                         174,530
                                                                      ----------
 Consumer Non-Durables - 17.35%
+Bed Bath & Beyond                                         10,100        375,417
+Best Buy                                                   2,900        215,615
 Home Depot                                                 4,200        194,754
+Kohl's                                                     7,000        515,900
+Krispy Kreme Doughnuts                                     5,000        190,900
 Lowe's Companies                                           5,100        215,679
+Staples                                                    9,900        197,703
                                                                      ----------
                                                                       1,905,968
                                                                      ----------

32 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Consumer Services - 8.45%
+Brinker International                                     6,900      $  237,636
 Darden Restaurants                                        6,800         271,320
 Landry's Seafood Restaurants                              4,300         119,110
 Marriott International-Class A                            3,100         136,214
+Mediacom Communications                                  16,400         164,000
                                                                      ----------
                                                                         928,280
                                                                      ----------
 Energy - 0.71%
+Noble Drilling                                            1,800          78,030
                                                                      ----------
                                                                          78,030
                                                                      ----------
 Healthcare & Pharmaceuticals - 9.76%
 Allergan                                                  2,200         145,002
+Amgen                                                     5,100         269,688
+Genentech                                                 2,700          95,850
+Guidant                                                   5,200         195,520
+Inhale Therapeutic Systems                               10,200          80,580
+Intrabiotics Pharma Restricted                           11,400          53,808
+Pain Therapeutics                                        23,000         231,150
                                                                      ----------
                                                                       1,071,598
                                                                      ----------
 Insurance - 5.80%
 ACE Limited                                               2,600         113,152
 HCC Insurance Holdings                                    5,800         150,800
 MBIA                                                      2,000         107,860
 PartnerRe                                                 2,600         140,348
 PMI Group                                                   500          40,560
+Willis Group Holdings                                     2,900          84,825
                                                                      ----------
                                                                         637,545
                                                                      ----------
 Technology/Communications - 4.57%
+Applied Micro Circuits                                   20,400         137,700
+Brocade Communications
   Systems                                                 5,900         150,981
+Emulex                                                    2,500          72,475
+Finisar                                                  10,400          66,456
+Oni Systems                                              14,200          74,266
                                                                      ----------
                                                                         501,878
                                                                      ----------
 Technology/Hardware - 10.06%
 Altera                                                    5,500         113,080
+Analog Devices                                            5,600         206,976
Linear Technology                                          2,800         108,808
+Micrel                                                   10,200         223,890
+Network Appliance                                         4,400          76,780
+Novellus Systems                                          1,200          56,880
+Sonus Networks                                           17,900          49,225
 Texas Instruments                                         1,500          46,395
+Xilinx                                                    5,900         222,784
                                                                      ----------
                                                                       1,104,818
                                                                      ----------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Technology/Software - 3.43%
 Henry(Jack) & Associates                                 5,000         $116,400
+Quest Software                                          15,900          206,700
+Veritas Software                                         1,900           53,846
                                                                        --------
                                                                         376,946
                                                                        --------
 Transportation - 0.86%
+Arkansas Best                                            3,900           94,185
                                                                        --------
                                                                          94,185
                                                                        --------
--------------------------------------------------------------------------------
Total Common Stock
(cost $10,309,540)                                                    10,315,115
================================================================================

                                                        Principal
                                                         Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 5.55%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $10,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $11,281 and
   $52,000 U.S. Treasury Notes
   11.125% due 8/15/03,
   market value $58,570 and
   $47,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $56,284 and
   $47,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $58,455 and
   $53,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $57,313)                               $236,600          236,600
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $133,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $139,562)                                      136,800          136,800
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $57,000
   U.S. Treasury Notes
   5.375% due 6/30/03, market
   value $59,786 and $75,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market
   value $92,502 and $81,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $89,321)                                       236,600          236,600
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $610,000)                                                          610,000
================================================================================

                               2002 Semiannual Report o Delaware Pooled Trust 33

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.46%
(cost $10,919,540)                                                  $10,925,115
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.54%                                            58,968
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   2,282,042 Shares Outstanding;
   Equivalent to $4.81
   Per Share - 100.00%                                              $10,984,083
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $17,058,683
Accumulated net investment loss                                         (20,983)
Accumulated net realized loss on investments                         (6,059,192)
Net unrealized appreciation of investments                                5,575
--------------------------------------------------------------------------------
Total net assets                                                    $10,984,083
================================================================================

+Non-income producing security for the period ended April 30, 2002.

See accompanying notes

Delaware Pooled Trust-
The Large Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                            Number      Market
                                                           of Shares    Value
--------------------------------------------------------------------------------

 Common Stock - 91.63%
 Banking & Finance - 11.01%
 Alliance Capital Management                                  400       $ 18,404
 Fannie Mae                                                   200         15,786
 Freddie Mac                                                  400         26,140
 Goldman Sachs Group                                          300         23,625
 Household International                                      400         23,316
 Washington Mutual                                            800         30,184
                                                                        --------
                                                                         137,455
                                                                        --------
 Basic Industry & Capital Goods - 2.14%
 Emerson Electric                                             500         26,695
                                                                        --------
                                                                          26,695
                                                                        --------
 Business Services - 7.09%
+Cendant                                                    1,200         21,588
+Clear Channel Communications                                 700         32,865
 Marsh & McLennan                                             100         10,108
 United Parcel Service Class B                                400         24,016
                                                                        --------
                                                                          88,577
                                                                        --------
 Business Services/Media & Publishing - 1.40%
 Omnicom Group                                                200         17,448
                                                                        --------
                                                                          17,448
                                                                        --------
 Consumer Non-Durable/Retail - 11.99%
 Anheuser-Busch                                               300         15,900
+Best Buy                                                     300         22,305
 Home Depot                                                   500         23,185
+Kohl's                                                       500         36,850
+Staples                                                      900         17,973
 Wal-Mart Stores                                              600         33,516
                                                                        --------
                                                                         149,729
                                                                        --------
 Consumer Services - 4.05%
 Marriott International Class A                               400         17,576
+Viacom                                                       700         32,970
                                                                        --------
                                                                          50,546
                                                                        --------

34 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Energy - 7.90%
 Anadarko Petroleum                                           700       $ 37,674
 Schlumberger                                                 400         21,900
 Transocean Sedco Forex                                     1,100         39,050
                                                                        --------
                                                                          98,624
                                                                        --------
 Healthcare & Pharmaceuticals - 9.58%
 Abbott Laboratories                                          800         43,160
+Alcon                                                        300         10,395
+Amgen                                                        500         26,440
+Genentech                                                    400         14,200
 Pfizer                                                       700         25,445
                                                                        --------
                                                                         119,640
                                                                        --------
 Healthcare/Devices - 7.30%
 Baxter International                                         800         45,520
+Guidant                                                      500         18,800
 Medtronic                                                    600         26,814
                                                                        --------
                                                                          91,134
                                                                        --------
 Healthcare/Services - 3.88%
 McKesson                                                   1,200         48,468
                                                                        --------
                                                                          48,468
                                                                        --------
 Insurance - 5.52%
 ACE Limited                                                  200          8,704
 Allstate                                                     400         15,896
 Principal Financial Group                                    800         22,240
 Prudential Financial                                         100          3,210
 XL Capital Limited Class A                                   200         18,870
                                                                        --------
                                                                          68,920
                                                                        --------
 Technology/Communications - 1.17%
+Cisco Systems                                              1,000         14,650
                                                                        --------
                                                                          14,650
                                                                        --------
 Technology/Hardware - 16.12%
+Altera                                                     1,200         24,672
+Analog Devices                                               800         29,568
+Applied Materials                                            800         19,456
 Intel                                                      1,000         28,610
 Linear Technology                                          1,000         38,860
+Sun Microsystems                                             800          6,544
 Texas Instruments                                          1,000         30,930
+Xilinx                                                       600         22,656
                                                                        --------
                                                                         201,296
                                                                        --------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Technology/Software - 2.48%
+Oracle                                                    1,600         $16,064
+Siebel Systems                                              500          12,095
+Veritas Software                                            100           2,834
                                                                         -------
                                                                          30,993
                                                                         -------
--------------------------------------------------------------------------------
Total Common Stock
(cost $1,291,331)                                                      1,144,175
================================================================================

                                                        Principal
                                                         Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 14.82%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $3,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $3,421 and
   $16,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $17,763
   and $14,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $17,070 and
   $14,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $17,728 and
   $16,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $17,382)                                $71,770           71,770
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $40,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $42,326)                                        41,470           41,470
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $17,000
   U.S. Treasury Notes due
   5.375% due 6/30/03, market
   value $18,132 and $23,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market
   value $28,054 and $25,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $27,089)                                        71,760           71,760
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $185,000)                                                          185,000
================================================================================


                               2002 Semiannual Report o Delaware Pooled Trust 35

--------------------------------------------------------------------------------
Total Market Value of Securities - 106.45%
(cost $1,476,331)                                                   $1,329,175
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
   and Other Assets - (6.45)%                                          (80,574)*
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   236,744 Shares Outstanding;
   Equivalent to $5.27
   per share - 100.00%                                              $1,248,601
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $2,008,962
Distributions in excess of net investment income                           (76)
Accumulated net realized loss on investments                          (613,129)
Net unrealized depreciation of investments                            (147,156)
--------------------------------------------------------------------------------
Total net assets                                                    $1,248,601
================================================================================

+Non-income producing security for the period ended April 30, 2002.
*Of this amount, $112,798 represents payable for securities purchased as of April 30, 2002.

See accompanying notes

Delaware Pooled Trust-
The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                           Number        Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

 Common Stock - 88.40%
 Banking & Finance - 15.84%
 Countrywide Credit Industries                              2,100       $ 98,091
 Lehman Brothers Holdings                                   1,700        100,300
 Mercantile Bankshares                                        800         32,928
 North Fork Bancorporation                                    800         30,896
 Synovus Financial                                          1,200         32,448
 T Rowe Price Group                                           700         24,549
 TCF Financial                                              1,300         67,665
 Zions Bancorporation                                       1,000         54,080
                                                                        --------
                                                                         440,957
                                                                        --------
 Basic Industry/Capital Goods - 1.52%
+Mettler-Toledo International                               1,100         42,295
                                                                        --------
                                                                          42,295
                                                                        --------
 Building & Materials - 5.64%
 Centex                                                       700         39,410
 Lennar                                                     1,700         94,418
 United Rentals                                               900         22,950
                                                                        --------
                                                                         156,778
                                                                        --------
 Business Services - 2.90%
+Lamar Advertising                                            900         38,637
 Robert Half International                                  1,600         42,016
                                                                        --------
                                                                          80,653
                                                                        --------
 Cable, Media & Publishing - 1.77%
+Charter Communications Class A                             6,000         49,140
                                                                        --------
                                                                          49,140
                                                                        --------
 Computers & Technology - 8.13%
+Altera                                                     3,000         61,680
+Brocade Communications
   Systems                                                  1,200         30,708
 Emulex                                                       900         26,091
+Lam Research                                                 800         20,528
+Novellus Systems                                             100          4,740
+Sonus Networks                                             4,900         13,475
+VERITAS Software                                             700         19,838
+Xilinx                                                     1,300         49,088
                                                                        --------
                                                                         226,148
                                                                        --------


36 Delaware Pooled Trust o 2002 Semiannual Report

                                                            Number       Market
                                                           of Shares     Value
--------------------------------------------------------------------------------

 Energy - 3.08%
+Cooper Cameron                                                600      $ 32,904
+Nabors Industries                                             700        31,885
 Smith International                                           300        21,015
                                                                        --------
                                                                          85,804
                                                                        --------
 Healthcare & Pharmaceuticals - 8.82%
 Allergan                                                    1,300        85,683
 AmerisourceBergen                                             700        54,250
+Genentech                                                     500        17,750
+Guidant                                                     1,000        37,600
+Medimmune                                                   1,500        50,100
                                                                        --------
                                                                         245,383
                                                                        --------
 Insurance - 11.20%
 ACE Limited                                                 1,700        73,984
 Ambac Financial Group                                         950        59,717
 MGIC Investment                                               700        49,952
 PartnerRe                                                   1,500        80,970
+Willis Group Holdings                                       1,600        46,800
                                                                        --------
                                                                         311,423
                                                                        --------
 Leisure, Lodging & Entertainment - 8.08%
+Brinker International                                       1,700        58,548
 Darden Restaurants                                          1,800        71,820
+Host Marriott                                               2,400        28,584
 Marriott International Class A                                800        35,152
 Royal Caribbean Cruises                                     1,300        30,667
                                                                        --------
                                                                         224,771
                                                                        --------
 Real Estate - 0.53%
 LNR Property                                                  400        14,640
                                                                        --------
                                                                          14,640
                                                                        --------
 Retail - 14.26%
+Bed Bath & Beyond                                           2,500        92,925
+Dollar Tree Stores                                          2,500        95,350
+Kohl's                                                      1,800       132,660
+Staples                                                     2,400        47,928
 Tiffany                                                       700        27,825
                                                                        --------
                                                                         396,688
                                                                        --------
 Telecommunications - 4.02%
+Applied Micro Circuits                                      4,500        30,375
 Linear Technology                                             900        34,974
+Network Appliance                                           1,700        29,665
+ONI Systems                                                 3,200        16,736
                                                                        --------
                                                                         111,750
                                                                        --------

                                                         Number         Market
                                                        of Shares       Value
--------------------------------------------------------------------------------

 Textiles, Apparel & Furniture - 2.61%
 Cintas                                                     950          $49,182
+Jones Apparel Group                                        600           23,370
                                                                         -------
                                                                          72,552
                                                                         -------
--------------------------------------------------------------------------------
Total Common Stock
(cost $2,134,134)                                                      2,458,982
================================================================================

                                                        Principal
                                                         Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 12.29%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $6,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $6,325 and
   $29,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $32,838 and
   $27,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $31,556 and
   $27,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $32,773 and
   $30,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $32,133)                               $132,750          132,750
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $75,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $78,246)                                        76,500           76,500
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $32,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $33,520 and $42,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $51,862 and $46,000
   U.S. Treasury Notes
   7.25% due 8/15/04, market
   value $50,078)                                       132,750          132,750
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $342,000)                                                          342,000
================================================================================


                               2002 Semiannual Report o Delaware Pooled Trust 37

--------------------------------------------------------------------------------
Total Market Value of Securities - 100.69%
(cost $2,476,134)                                                    $2,800,982
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
   and Other Assets - (0.69%)                                           (19,167)
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   908,106 Shares Outstanding;
   Equivalent to $3.06
   Per Share - 100.00%                                               $2,781,815
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $2,862,521
Accumulated net investment loss                                          (5,499)
Accumulated net realized loss on investments                           (400,055)
Net unrealized appreciation of investments                              324,848
--------------------------------------------------------------------------------
Total net assets                                                     $2,781,815
================================================================================

+Non-income producing security for the period ended April 30, 2002.

See accompanying notes

Delaware Pooled Trust-
The Small Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Common Stock - 91.09%
 Banking & Finance - 9.05%
 City National                                            17,100      $  944,775
 Cullen/Frost Bankers                                     19,500         735,930
 Doral Financial                                          18,484         645,831
 Downey Financial                                         12,400         658,688
 Sovereign Bancorp                                        16,900         243,867
 Webster Financial                                        16,800         665,784
                                                                      ----------
                                                                       3,894,875
                                                                      ----------
 Basic Industry/Capital Goods - 2.94%
+Mettler-Toledo International                             19,000         730,550
+MSC Industrial Direct Class A                            25,181         535,096
                                                                      ----------
                                                                       1,265,646
                                                                      ----------
 Business Services - 3.42%
+Bright Horizons Family Solutions                         14,353         430,159
+Corporate Executive Board                                 5,800         220,400
+Cumulus Media                                            15,900         297,807
+Resources Connection                                     19,800         525,492
                                                                      ----------
                                                                       1,473,858
                                                                      ----------
 Consumer Durables - 0.31%
+WCI Communities                                           4,600         132,158
                                                                      ----------
                                                                         132,158
                                                                      ----------
 Consumer Durable/Cyclical - 6.25%
 D.R. Horton                                              40,309       1,039,972
+Gentex                                                   27,300         864,318
 KB HOME                                                  15,800         787,630
                                                                      ----------
                                                                       2,691,920
                                                                      ----------
 Consumer Non-Durables - 14.92%
+American Eagle Outfitters                                15,669         398,463
+Coach                                                    17,648         988,288
+Cost Plus                                                20,746         610,970
+Dollar Tree Stores                                       39,778       1,517,132
+Duane Reade                                              14,502         460,439
+Gamestop                                                  7,800         148,590
+Krispy Kreme Doughnuts                                   28,228       1,077,745
+Linens'n Things                                           7,200         249,840
+Peets Coffee & Tea                                        8,400         131,292
+TOO                                                      18,236         549,815
+Tweeter Home Entertainment
   Group                                                  17,500         288,925
                                                                      ----------
                                                                       6,421,499
                                                                      ----------


38 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Consumer Non-Durable/Retail - 4.09%
+American Italian Pasta Class A                           14,224      $  707,502
+Getty Images                                             30,271       1,053,733
                                                                      ----------
                                                                       1,761,235
                                                                      ----------
 Consumer Services - 17.39%
+California Pizza Kitchen                                  6,300         147,420
+CEC Entertainment                                         9,454         436,775
+Extended Stay America                                    34,777         580,776
 Four Seasons Hotels                                       7,300         364,635
+Hispanic Broadcasting Class A                            19,600         525,672
+Mediacom Communications                                  43,667         436,670
+Radio One                                                25,400         568,960
 Ruby Tuesday                                             21,554         541,436
+Sonic                                                    39,850       1,168,005
+The Cheesecake Factory                                   25,949       1,080,257
+West                                                     30,963         866,964
+Westwood One                                             21,256         765,216
                                                                      ----------
                                                                       7,482,786
                                                                      ----------
 Energy - 1.64%
+Pride International                                      27,500         511,225
 Rowan Companies                                           7,600         192,888
                                                                      ----------
                                                                         704,113
                                                                      ----------
 Healthcare & Pharmaceuticals - 8.30%
+CIMA Labs                                                13,558         270,753
+Cubist Pharmaceuticals                                   23,333         326,195
+Cubist Pharmaceuticals Restricted                           800          11,184
+Cv Theraputics                                           10,700         309,658
+Exelixis                                                 28,300         280,170
+First Horizon Pharmaceutical                             14,300         372,372
+Inhale Therapeutic                                       54,568         431,087
+Inspire Pharmaceuticals                                  15,041          46,928
+Neurocrine Biosciences                                   23,683         778,935
+Trimeris                                                 15,559         746,054
                                                                      ----------
                                                                       3,573,336
                                                                      ----------
 Insurance - 9.74%
 Berkley (Wr)                                              9,500         574,750
 Everest Re Group                                         18,500       1,256,150
 PartnerRe                                                21,100       1,138,978
 Radian Group                                             17,200         892,680
 RenaissanceRe Holdings                                    2,800         328,160
                                                                      ----------
                                                                       4,190,718
                                                                      ----------
 Technology/Communications - 4.68%
+Advanced Fibre
   Communications                                         45,652         809,866
+Applied Micro Circuits                                   24,156         163,053
+Finisar                                                  52,609         336,172
+ONI Systems                                              38,800         202,924
+Proxim                                                   19,818          60,445
+Tekelec                                                  41,905         443,355
                                                                      ----------
                                                                       2,015,815
                                                                      ----------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Technology/Hardware - 3.11%
+CoorsTek                                                7,840        $  308,034
+Micrel                                                 30,571           671,033
+TranSwitch                                             27,700            46,259
+Vitesse Semiconductor                                  52,200           312,156
                                                                      ----------
                                                                       1,337,482
                                                                      ----------
 Technology/Software - 4.41%
+Exult                                                  10,800            94,284
 Henry(Jack) & Associates                               47,230         1,099,514
+NetIQ                                                   7,545           169,234
+Quest Software                                         24,900           323,700
+Webex Communications                                    5,572            96,006
+Webex Communications
   Restricted                                            6,800           117,164
                                                                      ----------
                                                                       1,899,902
                                                                      ----------
 Transportation - 0.84%
+Arkansas Best                                          15,000           362,250
                                                                      ----------
                                                                         362,250
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $34,587,189)                                                    39,207,593
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 8.72%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $61,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $69,367 and
   $319,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $360,158 and
   $291,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $346,097 and
   $291,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $359,451 and
   $324,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $352,426)                            $1,455,000        1,455,000
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $821,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $858,192)                                      841,000          841,000



                               2002 Semiannual Report o Delaware Pooled Trust 39

                                                        Principal       Market
                                                          Amount        Value
--------------------------------------------------------------------------------

With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $350,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $367,638 and $461,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $568,809 and $501,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $549,249)                                   $1,455,000      $1,455,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,751,000)                                                     3,751,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.81%
(cost $38,338,189)                                                   42,958,593
================================================================================
--------------------------------------------------------------------------------
Receivables and Other
Assets Net of Liabilities - 0.19%                                        80,520
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   3,421,837 Shares Outstanding;
   Equivalent To $12.58
   Per Share - 100.00%                                              $43,039,113
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $52,416,327
Accumulated net investment loss                                         (88,593)
Accumulated net realized loss on investments                        (13,909,025)
Net unrealized appreciation of investments                            4,620,404
--------------------------------------------------------------------------------
Total net assets                                                    $43,039,113
================================================================================

+Non-income producing security for the period ended April 30, 2002.

See accompanying notes

Delaware Pooled Trust-
The Real Estate Investment Trust Portfolio II
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

Common Stock - 84.51%
Diversified REITs - 3.69%
Vornado Realty Trust                                      18,500      $  815,850
                                                                      ----------
                                                                         815,850
                                                                      ----------
Hotel REITs - 3.02%
LaSalle Hotel Properties                                  21,000         336,000
MeriStar Hospitality                                      18,900         331,695
                                                                      ----------
                                                                         667,695
                                                                      ----------
Industrial REITs - 5.10%
AMB Property                                              17,280         484,531
ProLogis Trust                                            29,000         643,800
                                                                      ----------
                                                                       1,128,331
                                                                      ----------
Mall REITs - 13.82%
CBL & Associates Properties                               11,100         406,260
General Growth Properties                                 20,900         955,757
Rouse                                                     27,200         880,192
Simon Property Group                                      24,170         815,738
                                                                      ----------
                                                                       3,057,947
                                                                      ----------
Manufactured Housing REITs - 3.90%
Chateau Communities                                       20,180         617,508
Sun Communities                                            6,040         245,224
                                                                      ----------
                                                                         862,732
                                                                      ----------
Multifamily REITs - 11.26%
Apartment Investment &
   Management Class A                                     15,890         780,199
AvalonBay Communities                                      5,651         269,383
Camden Property Trust                                     17,400         692,520
Equity Residential Properties
   Trust                                                  18,800         530,160
Essex Property Trust                                       4,200         218,400
                                                                      ----------
                                                                       2,490,662
                                                                      ----------
Office REITs - 15.88%
Alexandria Real Estate Equities                            6,700         306,190
CarrAmerica Realty                                        20,190         648,503
Equity Office Properties Trust                            44,211       1,265,761
Prentiss Properties Trust                                 22,075         678,806
SL Green Realty                                           17,580         617,058
                                                                      ----------
                                                                       3,516,318
                                                                      ----------

40 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Office/Industrial REITs - 9.15%
 Duke Realty                                               23,340     $  613,842
 Kilroy Realty                                              1,500         42,225
 Liberty Property Trust                                    17,433        556,984
 Reckson Associates Realty                                 33,230        810,812
                                                                      ----------
                                                                       2,023,863
                                                                      ----------
 Real Estate Operating Companies - 6.56%
+Catellus Development                                      14,460        294,984
+Manor Care                                                14,200        364,088
 Starwood Hotels &
   Resorts Worldwide                                        6,100        230,580
+Trizec Hahn                                               36,200        561,462
                                                                      ----------
                                                                       1,451,114
                                                                      ----------
 Retail Strip Centers REITs - 12.13%
 Chelsea Property Group                                    10,400        628,680
 Developers Diversified Realty                             20,000        442,000
+Heritage Property Investment                               7,300        179,945
 Kimco Realty                                               5,400        173,340
 Pan Pacific Retail Properties                             29,590        937,707
 Ramco-Gershenson Properties                               17,500        321,125
                                                                      ----------
                                                                       2,682,797
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $17,619,871)                                                    18,697,309
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 15.76%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $57,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $64,485 and
   $296,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $334,810 and
   $271,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $321,739 and
   $271,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $334,152 and
   $302,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $327,622)                            $1,353,000        1,353,000

                                                        Principal       Market
                                                          Amount        Value
--------------------------------------------------------------------------------

With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $763,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $797,791)                                     $782,000        $782,000
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $325,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $341,763 and $428,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $528,776 and $465,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $510,592)                                    1,352,000       1,352,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,487,000)                                                     3,487,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 100.27%
(cost $21,106,871)                                                   22,184,309
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
and Other Assets - (0.27%)                                              (60,139)
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   1,145,701 Shares Outstanding;
   Equivalent to $19.31
   Per Share - 100.00%                                              $22,124,170
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $21,525,556
Undistributed net investment income                                      97,774
Accumulated net realized loss on investments                           (576,598)
Net unrealized appreciation of investments                            1,077,438
--------------------------------------------------------------------------------
Total net assets                                                    $22,124,170
================================================================================

+ Non-income producing security for the period ended April 30, 2002.

REITs - Real Estate Investment Trusts

See accompanying notes


                               2002 Semiannual Report o Delaware Pooled Trust 41

Delaware Pooled Trust-The Intermediate Fixed Income Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Agency Collateralized Mortgage Obligations - 6.39%
Freddie Mac Series 2303
   CW 8.50% 11/15/24                                        $ 84,998    $ 92,027
Freddie Mac Series 2415
   CB 5.50% 3/15/10                                           45,000      46,314
Freddie Mac Series T-11 A6
   6.50% 9/25/18                                             100,000     103,979
GNMA Series 98-9 B
   6.85% 12/20/25                                            150,000     156,542
--------------------------------------------------------------------------------
Total Agency Collateralized
Mortgage Obligations
(cost $390,160)                                                          398,862
================================================================================

Agency Mortgage-Backed Securities - 14.09%
Fannie Mae
   6.00% 4/1/17                                               59,736      60,520
   6.50% 10/1/16                                              61,714      63,643
   6.50% 5/1/31                                              575,000     581,827
   7.00% 5/1/31                                              120,000     123,788
   7.50% 12/1/30                                              47,239      49,380
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $872,380)                                               879,158
================================================================================

Agency Obligations - 12.01%
Fannie Mae
   5.25% 4/15/07                                             130,000     132,446
   5.50% 2/15/06                                             395,000     407,874
Freddie Mac
   5.50% 7/15/06                                             120,000     123,731
   5.75% 1/15/12                                              85,000      85,057
--------------------------------------------------------------------------------
Total Agency Obligations (cost $739,336)                                 749,108
================================================================================

Asset-Backed Securities - 11.59%
Centex Home Equity Series 01-B A4
   6.41% 2/25/30                                              80,000      82,113
DVI Receivables Series 01-1 A4
   5.808% 4/11/09                                            200,000     203,344
Ford Credit Auto Owner
   Trust Series 02-B A4
   4.75% 8/15/06                                              45,000      45,577
MBNA Credit Card Master Note
   Trust Series 02-A1 A1
   4.95% 6/15/09                                              60,000      60,171
NationsCredit Grantor
   Trust Series 97-1 A
   6.75% 8/15/13                                             106,418     111,919
SLM Student Loan Trust Series
   02-3 A2 1.96% 10/26/09                                    220,000     219,999
--------------------------------------------------------------------------------
Total Asset-Backed Securities (cost $713,596)                            723,123
================================================================================

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Commercial Mortgage-Backed Securities - 5.20%
Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                          $120,000     $126,806
Comm Series 00-C1 A1
   7.206% 8/15/33                                           118,171      126,015
First Union National Bank
   Commercial Bank Mortgage
   Securities Series 02-C1 A2
   6.141% 2/1/34                                             15,000       15,175
LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                           55,000       56,559
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed
Securities (cost $312,951)                                               324,555
================================================================================

Corporate Bonds - 41.53%
Banking, Finance & Insurance - 12.37%
Ace 6.00% 4/1/07                                             15,000       15,226
Banco Santander - Chile
   6.50% 11/1/05                                            100,000      104,041
Bank of Hawaii
   6.875% 6/1/03                                             30,000       30,924
BB&T 6.50% 8/1/11                                            20,000       20,464
Boeing Capital
   6.50% 2/15/12                                             40,000       40,934
Brasil Development Fund 144A
   9.625% 12/12/11                                            5,000        4,875
Citigroup 6.00% 2/21/12                                      10,000        9,902
Credit Suisse First Boston USA
   5.75% 4/15/07                                             20,000       20,108
Erac USA Finance 144A
   7.35% 6/15/08                                             45,000       46,997
Ford Motor Credit
   6.875% 2/1/06                                             20,000       20,277
   7.25% 10/25/11                                            60,000       59,877
General Electric Capital
   4.25% 1/28/05                                             75,000       75,303
GMAC 6.125% 2/1/07                                           60,000       60,430
John Hancock 5.625% 12/1/08                                  15,000       14,925
Morgan Stanley Dean Witter
   6.60% 4/1/12                                              40,000       40,051
Popular North America
   6.125% 10/15/06                                           25,000       24,911
UBS Preferred Funding Trust II
   8.622% 10/29/49                                           80,000       90,015
US Bank Minnesota
   7.30% 8/15/05                                             85,000       91,839
                                                                        --------
                                                                         771,099
                                                                        --------

42 Delaware Pooled Trust o 2002 Semiannual Report

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Building & Materials - 0.73%
Valspar 6.00% 5/1/07                                    $ 20,000        $ 19,933
York International
   6.625% 8/15/06                                         25,000          25,770
                                                                        --------
                                                                          45,703
                                                                        --------
Cable, Media & Publishing - 3.19%
AOL Time Warner
   5.625% 5/1/05                                          30,000          29,740
   6.75% 4/15/11                                          40,000          37,951
   7.70% 5/1/32                                           60,000          56,296
Rogers Cable Systems 144A
   7.875% 5/1/12                                          25,000          25,227
Scholastic 5.75% 1/15/07                                  30,000          29,825
Thomson 5.75% 2/1/08                                      20,000          19,858
                                                                        --------
                                                                         198,897
                                                                        --------
Chemicals - 0.25%
Praxair 6.15% 4/15/03                                     15,000          15,454
                                                                        --------
                                                                          15,454
                                                                        --------
Consumer Products - 0.84%
Fortune Brands
   7.125% 11/1/04                                         15,000          16,030
Maytag 6.875% 12/1/06                                     35,000          36,499
                                                                        --------
                                                                          52,529
                                                                        --------
Energy - 5.46%
Burlington Resources Finance
   5.70% 3/1/07                                           30,000          29,984
Colonial Pipeline
   7.63% 4/15/32                                          40,000          41,197
EL Paso 7.75% 1/15/32                                      5,000           5,009
FirstEnergy 7.375% 11/15/31                               25,000          23,677
Kerr-McGee 5.875% 9/15/06                                 10,000          10,059
Nabors Industries
   6.80% 4/15/04                                          15,000          15,677
Nexen 7.875% 3/15/32                                      10,000          10,065
Northern Border Pipeline 144A
   6.25% 5/1/07                                           20,000          20,105
Occidental Petroleum
   5.875% 1/15/07                                         15,000          15,179
TECO Energy 7.20% 5/1/11                                  25,000          26,055
Transocean Sedco Forex
   6.75% 4/15/05                                          30,000          31,355
Union Oil Company of California
   6.375% 2/1/04                                          15,000          15,528
Valero Energy 6.125% 4/15/07                              15,000          15,214
Western Atlas 7.875% 6/15/04                              20,000          21,465
Williams 7.75% 6/15/31                                    15,000          14,081
Williams 144A 8.125% 3/15/12                              45,000          46,101
                                                                        --------
                                                                         340,751
                                                                        --------

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Environmental Services - 0.72%
Cargill 144A 6.375% 6/1/12                               $ 45,000       $ 44,980
                                                                        --------
                                                                          44,980
                                                                        --------
Food, Beverage & Tobacco - 2.19%
Delhaize America
   9.00% 4/15/31                                           40,000         45,952
Kroger 8.15% 7/15/06                                       15,000         16,355
Tyson Foods
   6.625% 10/4/04                                          30,000         30,924
   8.25% 10/1/11                                           20,000         21,651
UST 8.80% 3/15/05                                          20,000         22,010
                                                                        --------
                                                                         136,892
                                                                        --------
Healthcare & Pharmaceuticals - 0.32%
Baxter International
   5.25% 5/1/07                                            20,000         20,050
                                                                        --------
                                                                          20,050
                                                                        --------
Industrial Machinery - 1.58%
Johnson Controls
   5.00% 11/15/06                                          20,000         19,645
Norsk Hydro 6.70% 1/15/18                                  80,000         78,718
                                                                        --------
                                                                          98,363
                                                                        --------
Metals & Mining - 0.50%
Alcoa 6.50% 6/1/11                                         30,000         30,968
                                                                        --------
                                                                          30,968
                                                                        --------
Packaging & Containers - 0.42%
Sealed Air 144A 8.75% 7/1/08                               25,000         26,409
                                                                        --------
                                                                          26,409
                                                                        --------
Paper & Forest Products - 0.32%
Weyerhaeuser 144A
   5.50% 3/15/05                                           20,000         20,255
                                                                        --------
                                                                          20,255
                                                                        --------
Real Estate - 2.85%
Apache Financial Property
   7.00% 3/15/09                                           25,000         26,264
Highwoods Realty
   8.00% 12/1/03                                           20,000         20,824
Simon Property
   7.375% 1/20/06                                         125,000        130,658
                                                                        --------
                                                                         177,746
                                                                        --------
Retail - 0.44%
Lowe's 7.50% 12/15/05                                      25,000         27,193
                                                                        --------
                                                                          27,193
                                                                        --------


                               2002 Semiannual Report o Delaware Pooled Trust 43

                                                      Principal          Market
                                                        Amount           Value
--------------------------------------------------------------------------------

Telecommunications - 6.43%
AT&T 144A
   6.50% 11/15/06                                      $ 45,000         $ 43,164
   7.30% 11/15/11                                        35,000           32,157
AT&T Wireless Services
   6.875% 4/18/05                                        15,000           15,009
   8.125% 5/1/12                                         45,000           44,433
Citizens Communications
   6.375% 8/15/04                                        35,000           35,497
France Telecom 8.25% 3/1/11                              75,000           76,332
Intelsat 144A 7.625% 4/15/12                             40,000           40,706
Singapore Telecommunications
   144A 6.375% 12/1/11                                   20,000           19,935
Sprint Capital
   6.00% 1/15/07                                         30,000           27,470
   6.875% 11/15/28                                       30,000           23,316
Verizon New York
   7.375% 4/1/32                                         15,000           14,403
Verizon Wireless 144A
   5.375% 12/15/06                                       30,000           28,729
                                                                        --------
                                                                         401,151
                                                                        --------
Utilities - 2.92%
Consumers Energy
   6.00% 3/15/05                                         15,000           15,283
Detroit Edison 5.05% 10/1/05                             10,000           10,033
Florida Power 8.00% 12/1/22                              40,000           42,142
PG&E National Energy
   10.375% 5/16/11                                       35,000           36,639
Public Service Electric & Gas
   6.50% 5/1/04                                          75,000           78,182
                                                                        --------
                                                                         182,279
                                                                        --------
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,561,830)                                2,590,719
================================================================================

U.S. Treasury Obligations - 7.72%
U.S. Treasury Bond
   5.375% 2/15/31                                        40,000           38,744
U.S. Treasury Inflation
   Index Note
   3.375% 4/15/32                                        65,110           66,585
   3.625% 1/15/08                                        55,028           57,496
U.S. Treasury Note
   2.75% 9/30/03                                          5,000            5,005
   2.75% 10/31/03                                        75,000           74,985
   3.25% 12/31/03                                        50,000           50,252
   4.00% 4/30/03                                         20,000           20,346
  *4.25% 3/31/03                                        165,000          168,152
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $478,967)                                                          481,565
================================================================================

                                                        Number of       Market
                                                         Shares         Value
--------------------------------------------------------------------------------

Preferred Stock - 1.30%
Centaur Funding 144A 9.08%                                   75          $81,398
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $80,132)                                                            81,398
================================================================================

                                                        Principal
                                                         Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 10.95%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $11,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $12,631 and
   $58,000  U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $65,579 and
   $53,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $63,019 and
   $53,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $65,451 and
   $59,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $64,171)                               $265,000          265,000
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $150,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $156,264)                                      153,000          153,000
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $64,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $66,941 and $84,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market
   value $103,572 and $91,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $100,010)                                      265,000          265,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $683,000)                                                          683,000
================================================================================


44 Delaware Pooled Trust o 2002 Semiannual Report

--------------------------------------------------------------------------------
Total Market Value of Securities - 110.78%
(cost $6,832,352)                                                    $6,911,488
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
   and Other Assets - (10.78%)                                         (672,461)
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   627,100 Shares Outstanding;
   Equivalent to $9.95
   per share - 100.00%                                               $6,239,027
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $6,553,837
Accumulated net investment loss                                         (15,349)
Accumulated net realized loss on investments                           (370,043)
Net unrealized appreciation of investments                               70,582
--------------------------------------------------------------------------------
Total net assets                                                     $6,239,027
================================================================================

*Fully or partially pledged as collateral for financial futures contracts.

GNMA -- Government National Mortgage Association

See accompanying notes

Delaware Pooled Trust-
The Core Fixed Income Portfolio (formerly
The Aggregate Fixed Income Portfolio)
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Agency Collateralized Mortgage Obligations - 2.09%
Fannie Mae Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                           $ 9,162       $ 9,179
Freddie Mac
   Series 2303 CW
   8.50% 11/15/24                                           39,999        43,307
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $51,836)                                                            52,486
================================================================================

Agency Mortgage-Backed Securities - 38.11%
Fannie Mae
   6.00% 5/25/14                                            35,000        35,459
   6.00% 4/1/17                                             24,891        25,218
   6.00% 3/1/32                                             29,979        29,661
   6.50% 5/1/31                                            470,000       475,581
   7.00% 5/1/31                                             95,000        97,998
   7.50% 12/1/30                                            39,366        41,150
   7.50% 6/1/31                                             80,000        83,625
   7.50% 10/1/31                                             7,358         7,692
   7.50% 12/1/31                                             2,541         2,656
   7.50% 1/1/32                                             12,288        12,845
GNMA
   6.50% 12/15/23                                           59,645        61,043
   7.00% 5/1/32                                             55,000        56,805
   7.50% 5/1/32                                             25,000        26,211
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $945,437)                                                          955,944
================================================================================

Agency Obligations - 3.19%
Freddie Mac 5.75% 1/15/12                                   80,000        80,054
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $80,189)                                                            80,054
================================================================================

Asset-Backed Securities - 6.19%
DVI Receivables Series 01-1 A4
   5.808% 4/11/09                                           50,000        50,836
Peoplefirst.com Auto
   Receivables Owner Trust
   Series 00-2 A4
   6.43% 9/15/07                                            50,000        52,184
PSE&G Transition Funding
   Series 01-1 A3
   5.98% 6/15/08                                            50,000        52,382
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $149,974)                                                          155,402
================================================================================


                               2002 Semiannual Report o Delaware Pooled Trust 45

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Commercial Mortgage-Backed Securities - 5.92%
Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                          $ 35,000     $ 36,985
Comm Series 00-C1 A1
   7.206% 8/15/33                                            63,631       67,855
First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                            41,328       43,743
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $140,906)                                                          148,583
================================================================================

Corporate Bonds - 37.33%
Automobiles & Automotive Parts - 0.75%
Ford Motor 7.45% 7/16/31                                     20,000       18,896
                                                                         -------
                                                                          18,896
                                                                         -------
Banking, Finance & Insurance - 8.70%
Ace 6.00% 4/1/07                                              5,000        5,075
Banco Santander - Chile
   6.50% 11/1/05                                             10,000       10,404
Bank of Hawaii
   6.875% 6/1/03                                             15,000       15,462
BB&T 6.50% 8/1/11                                             5,000        5,116
Boeing Capital
   5.75% 2/15/07                                             15,000       15,235
   6.50% 2/15/12                                              5,000        5,117
Brasil Development Fund 144A
   9.625% 12/12/11                                            5,000        4,875
Citigroup 6.00% 2/21/12                                      10,000        9,902
Credit Suisse First Boston USA
   5.75% 4/15/07                                             10,000       10,054
   6.50% 1/15/12                                             10,000        9,916
Erac USA Finance 144A
   7.35% 6/15/08                                             10,000       10,444
Ford Motor Credit
   6.875% 2/1/06                                             10,000       10,138
   7.25% 10/25/11                                             5,000        4,990
General Electric Capital
   4.25% 1/28/05                                             25,000       25,101
General Motors Acceptance
   8.00% 11/1/31                                             10,000       10,514
GMAC 6.125% 2/1/07                                           10,000       10,072
John Hancock 5.625% 12/1/08                                  15,000       14,925
Morgan Stanley Dean Witter
   6.60% 4/1/12                                              10,000       10,013
Popular North America
   6.125% 10/15/06                                            5,000        4,982
UBS Preferred Funding Trust II
   8.622% 10/29/49                                           10,000       11,252
XL Capital 6.50% 1/15/12                                      5,000        5,054

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

Zurich Capital Trust I 144A
   8.376% 6/1/37                                        $ 10,000        $  9,875
                                                                        --------
                                                                         218,516
                                                                        --------
Building & Materials - 1.01%
Valspar 6.00% 5/1/07                                      10,000           9,966
York International
   6.625% 8/15/06                                         15,000          15,463
                                                                        --------
                                                                          25,429
                                                                        --------
Cable, Media & Publishing - 1.58%
AOL Time Warner
   5.625% 5/1/05                                          10,000           9,913
   7.70% 5/1/32                                            5,000           4,691
Rogers Cable Systems 144A
   7.875% 5/1/12                                           5,000           5,045
Scholastic 5.75% 1/15/07                                  10,000           9,943
Thomson 5.75% 2/1/08                                      10,000           9,929
                                                                        --------
                                                                          39,521
                                                                        --------
Chemicals - 0.21%
Praxair 6.15% 4/15/03                                      5,000           5,151
                                                                        --------
                                                                           5,151
                                                                        --------
Consumer Products - 0.42%
Fortune Brands 7.125% 11/1/04                              5,000           5,343
Maytag 6.875% 12/1/06                                      5,000           5,214
                                                                        --------
                                                                          10,557
                                                                        --------
Energy - 5.93%
Burlington Resources Finance
   5.70% 3/1/07                                           10,000           9,995
Colonial Pipeline
   7.63% 4/15/32                                          10,000          10,299
EL Paso 7.75% 1/15/32                                      5,000           5,009
FirstEnergy 7.375% 11/15/31                                5,000           4,735
Kerr-McGee 5.875% 9/15/06                                  5,000           5,030
Kinder Morgan Energy
   7.75% 3/15/32                                           5,000           5,259
Nabors Industries
   6.80% 4/15/04                                           5,000           5,226
Natural Fuel Gas
   7.30% 2/18/03                                          10,000          10,319
Northern Border Pipeline 144A
   6.25% 5/1/07                                            5,000           5,026
Occidental Petroleum
   5.875% 1/15/07                                          5,000           5,060
Oneok 7.75% 8/15/06                                       10,000          10,665
TECO Energy 7.20% 5/1/11                                   5,000           5,211
Transocean Sedco Forex
   6.75% 4/15/05                                          15,000          15,677
Union Oil Company of California
   6.375% 2/1/04                                           5,000           5,176


46 Delaware Pooled Trust o 2002 Semiannual Report

                                                         Principal      Market
                                                          Amount        Value
--------------------------------------------------------------------------------

Valero Energy 6.125% 4/15/07                             $  5,000       $  5,071
Western Atlas 7.875% 6/15/04                               20,000         21,465
Williams 7.75% 6/15/31                                     10,000          9,387
Williams 144A 8.125% 3/15/12                               10,000         10,245
                                                                        --------
                                                                         148,855
                                                                        --------
Environmental Services - 0.40%
Cargill 144A 6.375% 6/1/12                                 10,000          9,996
                                                                        --------
                                                                           9,996
                                                                        --------
Food, Beverage & Tobacco - 2.17%
Delhaize America
   9.00% 4/15/31                                           10,000         11,488
Kroger 8.15% 7/15/06                                        5,000          5,452
Tyson Foods 6.625% 10/4/04                                 15,000         15,462
UST 8.80% 3/15/05                                          20,000         22,010
                                                                        --------
                                                                          54,412
                                                                        --------
Healthcare & Pharmaceuticals - 0.40%
Baxter International
   5.25% 5/1/07                                            10,000         10,025
                                                                        --------
                                                                          10,025
                                                                        --------
Industrial Machinery - 2.21%
Alcan 7.25% 3/15/31                                        15,000         15,963
Caterpillar 6.95% 5/1/42                                    5,000          5,074
Fort James 6.625% 9/15/04                                  10,000          9,836
Johnson Controls
   5.00% 11/15/06                                           5,000          4,911
Norsk Hydro 6.70% 1/15/18                                  20,000         19,680
                                                                        --------
                                                                          55,464
                                                                        --------
Metals & Mining - 1.03%
Alcoa 6.50% 6/1/11                                         25,000         25,807
                                                                        --------
                                                                          25,807
                                                                        --------
Packaging & Containers - 0.42%
Sealed Air 144A 8.75% 7/1/08                               10,000         10,564
                                                                        --------
                                                                          10,564
                                                                        --------
Paper & Forest Products - 0.82%
Norske Skogindustrier 144A
   7.625% 10/15/11                                         10,000         10,411
Weyerhaeuser 144A
   5.50% 3/15/05                                           10,000         10,127
                                                                        --------
                                                                          20,538
                                                                        --------
Real Estate - 0.83%
Apache Financial Property
   7.00% 3/15/09                                           10,000         10,506
Highwoods Realty
   6.75% 12/1/03                                            5,000          5,117
Simon Property
   7.375% 1/20/06                                           5,000          5,226
                                                                        --------
                                                                          20,849
                                                                        --------

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

Retail - 1.23%
Federated Department Stores
   8.125% 10/15/02                                      $  5,000        $  5,109
Lowe's 7.50% 12/15/05                                     10,000          10,877
Wendy's International
   6.25% 11/15/11                                         15,000          14,776
                                                                        --------
                                                                          30,762
                                                                        --------
Telecommunications - 7.00%
AT&T 144A
   6.50% 11/15/06                                         15,000          14,388
   7.30% 11/15/11                                          5,000           4,594
AT&T Wireless Services
   6.875% 4/18/05                                          5,000           5,003
   8.125% 5/1/12                                          10,000           9,874
Citizens Communications
   6.375% 8/15/04                                         10,000          10,142
France Telecom
   8.25% 3/1/11                                           25,000          25,443
   8.50% 3/1/31                                           10,000          10,514
Intelsat 144A 7.625% 4/15/12                              10,000          10,177
Liberty Media 8.50% 7/15/29                               10,000           9,773
Singapore Telecommunications
   144A 6.375% 12/1/11                                    10,000           9,968
Sprint Capital
   6.00% 1/15/07                                          10,000           9,157
   6.875% 11/15/28                                         5,000           3,886
Sprint Capital 144A
   8.75% 3/15/32                                          20,000          19,125
Verizon New York
   7.375% 4/1/32                                           5,000           4,801
Verizon Wireless 144A
   5.375% 12/15/06                                        30,000          28,728
                                                                        --------
                                                                         175,573
                                                                        --------
Transportation & Shipping - 0.59%
American Airlines
   6.817% 5/23/11                                         15,000          14,711
                                                                        --------
                                                                          14,711
                                                                        --------
Utilities - 1.63%
Avista 144A 7.75% 1/1/07                                  10,000          10,162
Consumers Energy
   6.00% 3/15/05                                           5,000           5,094
Detroit Edison 5.05% 10/1/05                              10,000          10,033
PG&E National Energy
   10.375% 5/16/11                                        15,000          15,703
                                                                        --------
                                                                          40,992
                                                                        --------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $934,507)                                                          936,618
================================================================================



                               2002 Semiannual Report o Delaware Pooled Trust 47

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

U.S. Treasury Obligations - 4.92%
U.S. Treasury Bond
   5.375% 2/15/31                                       $ 10,000        $  9,686
U.S. Treasury Inflation
   Index Note
   3.375% 4/15/32                                         30,051          30,732
   3.625% 1/15/08                                         22,011          22,998
*U.S. Treasury Note
   4.875% 2/15/12                                         61,000          59,999
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $123,026)                                                          123,415
================================================================================

                                                        Number of
                                                          Shares
--------------------------------------------------------------------------------
Preferred Stock - 0.65%
Centaur Funding 144A 9.08%                                   15           16,280
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $16,026)                                                            16,280
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 27.74%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $11,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $12,871 and
   $59,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $66,828 and
   $54,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $64,219 and
   $54,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $66,696 and
   $60,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $65,393)                               $270,000          270,000
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $152,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $159,238)                                      156,000          156,000

                                                        Principal     Market
                                                          Amount      Value
--------------------------------------------------------------------------------

With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $65,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $68,215 and $85,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $105,543 and $93,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $101,913)                                     $270,000      $270,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $696,000)                                                       696,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 126.14%
(cost $3,137,901)                                                   3,164,782
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
and Other Assets - (26.14%)                                          (655,780)**
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   303,594 Shares Outstanding;
   Equivalent to $8.26
   per share - 100.00%                                             $2,509,002
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $2,669,813
Undistributed net investment income                                    25,866
Accumulated net realized loss
   on investments                                                    (210,537)
Net unrealized appreciation
   of investments                                                      23,860
--------------------------------------------------------------------------------
Total net assets                                                   $2,509,002
================================================================================

 *Fully or partially pledged as collateral for financial futures contracts. **Of this amount, $746,566 represents payable for securities purchased as of
  April 30, 2002.

GNMA - Government National Mortgage Association

See accompanying notes


48 2002 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust-The High-Yield Bond Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Asset Backed Securities - 0.62%
Morgan Stanley Dean Witter
   Series 01-NC3N N
   12.75% 10/25/31                                         $ 21,557     $ 21,772
   Series 01-NC2N N
   12.75% 1/26/32                                             9,710        9,953
--------------------------------------------------------------------------------
Total Asset Backed Securities
(cost $31,267)                                                            31,725
================================================================================

Collateralized Mortgage Obligation - 0.38%
Washington Mutual Mortgage
   Securities Series 01-8 CB4
   6.71% 8/1/31                                              24,616       19,522
--------------------------------------------------------------------------------
Total Collateralized Mortgage
Obligation (cost $19,509)                                                 19,522
================================================================================

Corporate Bonds - 89.20%
Aerospace & Defense - 1.19%
Alliant Techsystems 144A
   8.50% 5/15/11                                             20,000       21,300
BE Aerospace 9.50% 11/1/08                                   25,000       24,625
Sequa 9.00% 8/1/09                                           15,000       15,525
                                                                         -------
                                                                          61,450
                                                                         -------
Automobiles & Automotive Parts - 2.57%
Advance Stores
   10.25% 4/15/08                                            28,000       29,820
Advanced Accessory
   Systems/AAS Capital
   9.75% 10/1/07                                              5,000        4,875
Collins & Aikman Products 144A
   10.75% 12/31/11                                           35,000       36,750
CSK Auto 144A
   12.00% 6/15/06                                            30,000       32,250
Neff 10.25% 6/1/08                                           40,000       28,600
                                                                         -------
                                                                         132,295
                                                                         -------
Banking, Finance & Insurance - 2.33%
Fairfax Financial Holdings
   7.75% 12/15/03                                            45,000       43,619
Finova Group 7.50% 11/15/09                                  50,000       18,000
Midland Funding II
   11.75% 7/23/05                                            10,000       10,913
Sovereign Bancorp
   10.50% 11/15/06                                           25,000       27,438

                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------

 Western Financial Bank
    9.625% 5/15/12                                      $ 20,000        $ 20,250
                                                                        --------
                                                                         120,220
                                                                        --------
 Building & Materials - 2.68%
 Beazer Homes USA
    8.625% 5/15/11                                        30,000          30,975
 DR Horton
    9.75% 9/15/10                                         25,000          26,375
    10.00% 4/15/06                                        15,000          15,488
 Encompass Services
    10.50% 5/1/09                                         40,000          27,200
 Forest Wheeler
    6.75% 11/15/05                                        20,000          10,400
 Ryland Group 9.75% 9/1/10                                25,000          27,625
                                                                        --------
                                                                         138,063
                                                                        --------
 Cable, Media & Publishing - 9.71%
 Advanstar Communications
    12.00% 2/15/11                                        20,000          18,125
 Charter Communications
    9.92% 4/1/11                                         150,000         104,999
    10.00% 4/1/09                                         50,000          47,750
    11.125% 1/15/11                                       15,000          14,850
 Corus Entertainment 144A
    8.75% 3/1/12                                          15,000          15,638
 CSC Holdings
    9.875% 2/15/13                                        20,000          20,500
 Echostar Broadband
    10.375% 10/1/07                                       65,000          70,037
+Insight Communications
   12.25% 2/15/11                                         60,000          38,550
 Insight Midwest
    10.50% 11/1/10                                        30,000          31,800
 Lin Holdings 10.00% 3/1/08                               15,000          13,650
 Mediacom Broadband
    11.00% 7/15/13                                        30,000          32,175
 Northland Cable Television
    10.25% 11/15/07                                       15,000          12,488
 Rogers Cablesystems
    10.00% 3/15/05                                        45,000          48,375
 Von Hoffman 144A
    10.25% 3/15/09                                        20,000          21,000
 WRC Media/Weekly
    12.75% 11/15/09                                       10,000          10,450
                                                                        --------
                                                                         500,387
                                                                        --------


                               2002 Semiannual Report o Delaware Pooled Trust 49

                                                      Principal          Market
                                                        Amount           Value
--------------------------------------------------------------------------------

Chemicals - 4.99%
Avecia 11.00% 7/1/09                                   $ 40,000         $ 42,201
Bpc Holding 12.50% 6/15/06                               10,000           10,350
Huntsman ICI Chemicals
   10.125% 7/1/09                                        35,000           31,631
Huntsman International 144A
   9.875% 3/1/09                                         15,000           15,150
IMC Global 6.55% 1/15/05                                 30,000           28,911
Lyondell Chemical
   9.875% 5/1/07                                         30,000           29,775
Macdermid 9.125% 7/15/11                                 25,000           26,625
Solutia
   6.50% 10/15/02                                        40,000           37,842
   6.72% 10/15/37                                        40,000           34,250
                                                                        --------
                                                                         256,735
                                                                        --------
Computers & Technology - 2.61%
Asat Finance LLC
   12.50% 11/1/06                                        26,000           22,490
Avaya 11.125% 4/1/09                                     30,000           28,650
Chippac International
   12.75% 8/1/09                                         25,000           27,250
Seagate Technology
   International 144A
   13.50% 11/15/07                                       45,000           56,025
                                                                        --------
                                                                         134,415
                                                                        --------
Consumer Products - 2.37%
American Achievement 144A
   11.625% 1/1/07                                        25,000           26,531
American Greetings
   11.75% 7/15/08                                        35,000           37,800
Royster Clark 10.25% 4/1/09                               5,000            3,775
Salton 12.25% 4/15/08                                    30,000           31,800
Stewart Enterprises 144A
   10.75% 7/1/08                                         20,000           22,125
                                                                        --------
                                                                         122,031
                                                                        --------
Energy - 6.63%
Amerigas Partners
   8.875% 5/20/11                                        25,000           26,125
Comstock Resources
   11.25% 5/1/07                                         30,000           31,425
Denbury Management
   9.00% 3/1/08                                          20,000           19,900
Denbury Resources
   9.00% 3/1/08                                          20,000           19,900
Grant Prideco
   9.625% 12/1/07                                        25,000           26,250
Pioneer Natural Resources
   7.50% 4/15/12                                         35,000           35,083
Sesi, L.L.C. 8.875% 5/15/11                              45,000           45,450
Swift Energy 9.375% 5/1/12                               20,000           20,500

                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------

Vintage Petroleum
   7.875% 5/15/11                                       $ 30,000        $ 28,200
   9.00% 12/15/05                                         25,000          25,625
Vintage Petroleum 144A
   8.25% 5/1/12                                           30,000          30,075
Western Oil Sands 144A
   8.375% 5/1/12                                          20,000          20,800
YPF 8.00% 2/15/04                                         15,000          11,925
                                                                        --------
                                                                         341,258
                                                                        --------
Environmental Services - 1.50%
Allied Waste 8.875% 4/1/08                                40,000          41,500
Synagro Technologies 144A
   9.50% 4/1/09                                           35,000          35,788
                                                                        --------
                                                                          77,288
                                                                        --------
Food, Beverage & Tobacco - 7.28%
Advantica Restaurant
   11.25% 1/15/08                                         70,000          54,425
Albecca 10.75% 8/15/08                                    20,000          22,325
B&G Food 144A
   9.625% 8/1/07                                          30,000          31,050
CKE Restaurants
   9.125% 5/1/09                                         100,000          98,499
Constellation 8.125% 1/15/12                              15,000          15,450
Di Giorgio 10.00% 6/15/07                                 55,000          56,169
DIMON 9.625% 10/15/11                                     20,000          21,200
Fleming 144A 9.875% 5/1/12                                30,000          30,038
Ingles Markets
   8.875% 12/1/11                                         20,000          20,200
Marsh Supermarket
   8.875% 8/1/07                                          25,000          25,250
                                                                        --------
                                                                         374,606
                                                                        --------
Government Bonds - 1.73%
Brazil Global Bond
   8.875% 4/15/24                                         30,000          19,875
Federal Republic of Brazil
   11.00% 8/17/40                                         45,000          34,987
Republic of Colombia
   11.75% 2/25/20                                         20,000          19,940
Republic of Ecuador 144A
   5.00% 8/15/30                                          25,000          14,438
                                                                        --------
                                                                          89,240
                                                                        --------


50 Delaware Pooled Trust o 2002 Semiannual Report

                                                         Principal       Market
                                                           Amount        Value
--------------------------------------------------------------------------------

 Healthcare & Pharmaceuticals - 5.31%
 Concentra Operating
    13.00% 8/15/09                                       $ 25,000       $ 28,250
 Extendicare Health Services
    9.35% 12/15/07                                         40,000         38,000
 Hanger Orthopedic Group 144A
    10.375% 2/15/09                                        35,000         37,450
 Healthsouth
    8.50% 2/1/08                                           15,000         15,675
    10.75% 10/1/08                                         15,000         16,875
 Kinetic Concepts
    9.625% 11/1/07                                         50,000         52,000
 Radiologix 144A
    10.50% 12/15/08                                        30,000         30,900
 Rotech Healthcare
    9.50% 4/1/12                                           25,000         26,250
 Triad Hospitals
    11.00% 5/15/09                                         25,000         28,188
                                                                        --------
                                                                         273,588
                                                                        --------
 Leisure, Lodging & Entertainment - 7.48%
 Alliance Gaming
    10.00% 8/1/07                                          40,000         42,400
 Avado Brands
    9.75% 6/1/06                                           30,000         19,275
    11.75% 6/15/09                                         70,000         15,838
 Bally Total Fitness
    9.875% 10/15/07                                        15,000         15,263
 Circus & Eldorado 144A
    10.125% 3/1/12                                         45,000         47,024
 Extended Stay America
    9.875% 6/15/11                                         50,000         52,749
 Lodgenet Entertainment
    10.25% 12/15/06                                        30,000         30,900
 Mandalay Resort
    10.25% 8/1/07                                          20,000         22,150
 Mohegan Tribal Gaming 144A
    8.375% 7/1/11                                          15,000         15,450
 Penn National
    11.125% 3/1/08                                         25,000         27,250
 Regal Cinemas 144A
    9.375% 2/1/12                                          30,000         31,275
+Six Flags 10.00% 4/1/08                                   30,000         29,550
 Wheeling Island Gaming 144A
    10.125% 12/15/09                                       35,000         36,575
                                                                        --------
                                                                         385,699
                                                                        --------

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------

Metals & Mining - 0.66%
Jorgensen (Earle M.)
   9.50% 4/1/05                                            $ 35,000     $ 33,950
                                                                        --------
                                                                          33,950
                                                                        --------
Miscellaneous - 1.62%
Aaipharma 144A
   11.00% 4/1/10                                             25,000       25,875
Dresser 144A 9.375% 4/15/11                                  25,000       26,063
Johnsondiversey 144A
   9.625% 5/15/12                                            30,000       31,312
                                                                        --------
                                                                          83,250
                                                                        --------
Packaging & Containers - 1.79%
AEP Industries
   9.875% 11/15/07                                           35,000       35,525
Portola Packaging
   10.75% 10/1/05                                            25,000       25,125
Silgan 9.00% 6/1/09                                          30,000       31,313
                                                                        --------
                                                                          91,963
                                                                        --------
Paper & Forest Products - 1.98%
Ainsworth Lumber 144A
   13.875% 7/15/07                                           25,000       28,125
Fonda Group 9.50% 3/1/07                                     25,000       20,125
Pacifica Papers
   10.00% 3/15/09                                            15,000       16,069
Plastipak Holding
   10.75% 9/1/11                                             15,000       16,481
Tembec Industries
   8.50% 2/1/11                                              20,000       20,900
                                                                        --------
                                                                         101,700
                                                                        --------
Real Estate - 3.19%
Health Care REIT
   7.50% 8/15/07                                             30,000       30,176
Meristar Hospitality
   Operating Partnership 144A
   10.50% 6/15/09                                            25,000       27,000
Nationwide Health Properties
   7.06% 12/5/06                                             25,000       24,404
RFS Partnership 144A
   9.75% 3/1/12                                              25,000       26,125
Senior Housing Trust
   8.625% 1/15/12                                            25,000       26,000
Tanger Properties L.P.
   9.125% 2/15/08                                            15,000       15,169
Ventas Realty 144A
   9.00% 5/1/12                                              15,000       15,413
                                                                        --------
                                                                         164,287
                                                                        --------


                               2002 Semiannual Report o Delaware Pooled Trust 51

                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------

 Retail - 6.86%
 Icon Health & Fitness 144A
   11.25% 4/1/12                                       $ 25,000         $ 24,625
 J Crew
   10.375% 10/15/07                                      85,000           74,374
   13.125% 10/15/08                                       5,000            3,169
 Kmart 144A 9.875% 6/15/08                               50,000           23,625
 Levi Strauss
   6.80% 11/1/03                                         15,000           14,775
   11.625% 1/15/08                                       40,000           42,800
 Office Depot 10.00% 7/15/08                             58,000           65,830
 Petco Animal Supplies 144A
   10.75% 11/1/11                                        65,000           70,524
 Remington Arms
   9.50% 12/1/03                                         34,000           33,490
                                                                        --------
                                                                         353,212
                                                                        --------
 Telecommunications - 5.73%
+Alamosa Holding
   12.875% 2/15/10                                       50,000           24,250
+Allegiance Telecommunications
   11.75% 2/15/08                                        60,000           11,550
 American Tower
   9.375% 2/1/09                                         20,000           14,300
 Crown Castle International
   10.375% 5/15/11                                       20,000           12,400
   10.75% 8/1/11                                         15,000           13,875
+Horizon PCS 14.00% 10/1/10                              50,000           17,500
 Horizon PCS 144A
   13.75% 6/15/11                                         5,000            3,675
 Level 3 Communications
   11.00% 3/15/08                                        25,000           11,375
 Metromedia Fiber
   10.00% 12/15/09                                       20,000            1,600
 Nextel Communications
   9.375% 11/15/09                                       90,000           63,224
 Nextel International
   12.75% 8/1/10                                         65,000            4,063
+Nextel Partners 14.00% 2/1/09                           35,000           16,713
 PanAmSat 144A 8.50% 2/1/12                              30,000           30,150
 Paxson Communications 144A
   10.75% 7/15/08                                        20,000           22,050
+SBA Communications
   12.00% 3/1/08                                         30,000           18,450
 Time Warner
   Telecommunications
   9.75% 7/15/08                                         15,000            7,425
+Ubiquitel 14.00% 4/15/10                                60,000           22,500
                                                                        --------
                                                                         295,100
                                                                        --------

                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------

 Textiles, Apparel & Furniture - 1.73%
 Collins & Aikman
    9.75% 2/15/10                                     $   25,000      $   26,313
 Graphic Packaging
    8.625% 2/15/12                                        30,000          31,575
 Russell 144A
    9.25% 5/1/10                                          30,000          31,050
                                                                      ----------
                                                                          88,938
                                                                      ----------
 Transportation & Shipping - 1.71%
 Atlas Air 10.75% 8/1/05                                  30,000          24,900
 HORNBECK-LEEVAC Marine
    Services 10.625% 8/1/08                               35,000          36,750
 Teekay Shipping
    8.875% 7/15/11                                        25,000          26,250
                                                                      ----------
                                                                          87,900
                                                                      ----------
 Utilities - 5.55%
 Avista 9.75% 6/1/08                                      10,000          10,707
 Calpine 10.50% 5/15/06                                   40,000          35,633
 Calpine Canada Energy
    Finance 8.50% 5/1/08                                  80,000          68,492
 CMS Energy 9.875% 10/15/07                               50,000          54,319
 Mission Energy Holdings
    13.50% 7/15/08                                        50,000          55,125
 Ocean Rig Norway
    10.25% 6/1/08                                         26,000          23,270
 Orion Power Holdings
    12.00% 5/1/10                                         33,000          37,950
                                                                      ----------
                                                                         285,496
                                                                      ----------
--------------------------------------------------------------------------------
 Total Corporate Bonds
 (cost $4,596,917)                                                     4,593,071
================================================================================

                                                       Number of
                                                         Shares
--------------------------------------------------------------------------------

 Preferred Stocks - 0.89%
 CSC Holdings PIK 11.75%                                   250            23,688
 Intermedia Communications
    PIK 13.50%                                              19             8,755
 Rural Cellular PIK 11.375%                                 31            13,485
--------------------------------------------------------------------------------
 Total Preferred Stocks
 (cost $68,408)                                                           45,928
================================================================================

 Warrants - 0.03%
*Horizon PCS                                                50             1,506
--------------------------------------------------------------------------------
 Total Warrants
 (cost $2,734)                                                             1,506
================================================================================


52 Delaware Pooled Trust o 2002 Semiannual Report

                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------

Repurchase Agreements - 8.59%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $7,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $8,174 and
   $38,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $42,439 and
   $34,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $40,782 and
   $34,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $42,356 and
   $38,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $41,528)                               $171,500         $171,500
With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $97,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $101,125)                                       99,000           99,000
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $41,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market
   value $43,321 and $54,000
   U.S. Treasury Notes
   12.375% due 5/15/04, market
   value $67,026 and $59,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $64,721).                                      171,500          171,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $442,000)                                                          442,000
================================================================================

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.71%
(cost $5,160,835)                                                    $5,133,752
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.29%                                            14,715
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   773,239 Shares Outstanding;
   Equivalent to $6.66
   Per Share - 100.00%                                               $5,148,467
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $9,825,135
Accumulated net investment income                                        45,596
Accumulated net realized loss
   on investments                                                    (4,695,181)
Net unrealized depreciation of investments                              (27,083)
--------------------------------------------------------------------------------
Total net assets                                                     $5,148,467
================================================================================

*Non-income producing security for the period ended April 30, 2002.
+Zero coupon bond as of April 30, 2002. The interest rate shown is the step-up rate.

 PIK - Pay-in-Kind

See accompanying notes


                               2002 Semiannual Report o Delaware Pooled Trust 53

Delaware Pooled Trust-The Diversified Core Fixed Income Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

 Agency Collateralized Mortgage Obligations - 3.32%
 Freddie Mac Series 2303 CW
    8.50% 11/15/24                                       $   69,999   $   75,787
 Freddie Mac Series 2415 CB
    5.50% 3/15/10                                            45,000       46,314
 Freddie Mac Series T-11 A6
    6.50% 9/25/18                                           100,000      103,979
 GNMA Series 98-9 B
    6.85% 12/20/25                                           50,000       52,181
--------------------------------------------------------------------------------
 Total Agency Collateralized Mortgage Obligations
 (cost $273,805)                                                         278,261
================================================================================

 Agency Mortgage-Backed Securities - 24.05%
 Fannie Mae
    6.00% 5/25/14                                            85,000       86,116
    6.50% 10/1/16                                           180,395      186,032
    6.00% 4/1/17                                             44,802       45,390
    7.50% 12/1/30                                            39,366       41,150
    6.50% 5/1/31                                            485,000      490,759
    7.00% 5/1/31                                            225,000      232,102
    7.50% 6/1/31                                             20,000       20,906
    7.50% 10/1/31                                            18,396       19,229
    7.50% 12/1/31                                             5,083        5,313
    7.50% 1/1/32                                             28,673       29,972
    6.00% 3/1/32                                             69,931       69,188
 Freddie Mac
    6.50% 3/1/30                                             20,000       20,256
 GNMA
    6.50% 1/15/28                                           300,187      305,721
    7.00% 1/15/31                                           384,362      397,454
    7.00% 5/1/32                                             15,000       15,492
    7.50% 5/1/32                                             50,000       52,422
--------------------------------------------------------------------------------
 Total Agency Mortgage-Backed Securities
 (cost $1,983,038)                                                     2,017,502
================================================================================

 Agency Obligations - 1.90%
+Fannie Mae 6.739% 6/1/17                                    65,000       24,585
 Freddie Mac 5.75% 1/15/12                                  135,000      135,091
--------------------------------------------------------------------------------
 Total Agency Obligations
 (cost $159,479)                                                         159,676
================================================================================

 Asset Backed Securities - 2.46%
 Centex Home Equity Series 01-B A4
   6.41% 2/25/30                                             60,000       61,585
 Citibank Credit Card Master
   Trust I Series 99-7 A
   6.65% 11/15/06                                            50,000       53,121
 DVI Receivables Series 01-1 A4
   5.808% 4/11/09                                            50,000       50,836

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Ford Credit Auto Owner Trust
   Series 02-B A4
   4.75% 8/15/06                                           $ 40,000     $ 40,513
--------------------------------------------------------------------------------
Total Asset Backed Securities
(cost $199,950)                                                          206,055
================================================================================

Commercial Mortgage-Backed Securities - 3.70%
Chase Commercial Mortgage Securities
   Series 96-2 C
   6.90% 11/19/28                                            55,000       58,120
Comm Series 00-C1 A1
   7.206% 8/15/33                                            68,176       72,701
First Union National Bank
   Commercial Bank Mortgage
   Securities Series 02-C1 A2
   6.141% 2/1/34                                             15,000       15,175
First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                            82,656       87,487
LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                           75,000       77,125
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $301,397)                                                          310,608
================================================================================

Corporate Bonds - 37.84%
Aerospace & Defense - 0.27%
Alliant Techsystems
   8.50% 5/15/11                                              7,000        7,455
BE Aerospace 9.50% 11/1/08                                   10,000        9,850
Sequa 9.00% 8/1/09                                            5,000        5,175
                                                                         -------
                                                                          22,480
                                                                         -------
Automobiles & Automotive Parts - 0.75%
Advance Stores
   10.25% 4/15/08                                            10,000       10,650
Collins & Aikman Products 144A
   10.75% 12/31/11                                            8,000        8,400
CSK Auto 144A
   12.00% 6/15/06                                            10,000       10,750
Ford Motor 7.45% 7/16/31                                     35,000       33,068
                                                                         -------
                                                                          62,868
                                                                         -------
Banking, Finance & Insurance - 6.22%
Ace 6.00% 4/1/07                                             15,000       15,226
Banco Santander - Chile
   6.50% 11/1/05                                             30,000       31,212


54 Delaware Pooled Trust o 2002 Semiannual Report

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Bank of Hawaii
   6.875% 6/1/03                                       $ 20,000         $ 20,616
BB&T 6.50% 8/1/11                                        20,000           20,464
Boeing Capital
   5.75% 2/15/07                                         30,000           30,469
   6.50% 2/15/12                                          5,000            5,117
Brasil Development Fund 144A
   9.625% 12/12/11                                        5,000            4,875
Citigroup 6.00% 2/21/12                                  30,000           29,706
Credit Suisse First Boston USA
   5.75% 4/15/07                                         20,000           20,108
   6.50% 1/15/12                                         25,000           24,791
Erac USA Finance 144A
   7.35% 6/15/08                                         20,000           20,887
Fairfax Financial Holdings
   7.75% 12/15/03                                        13,000           12,601
Finova Group 7.50% 11/15/09                              25,000            9,000
Ford Motor Credit
   6.875% 2/1/06                                         30,000           30,415
   7.25% 10/25/11                                        10,000            9,979
General Electric Capital
   4.25% 1/28/05                                         70,000           70,283
General Motors Acceptance
   8.00% 11/1/31                                         15,000           15,771
GMAC 6.125% 2/1/07                                       15,000           15,108
John Hancock 5.625% 12/1/08                              15,000           14,925
Morgan Stanley Dean Witter
   6.60% 4/1/12                                          30,000           30,038
Popular North America
   6.125% 10/15/06                                       10,000            9,965
Sovereign Bancorp
   10.50% 11/15/06                                       10,000           10,975
UBS Preferred Funding Trust II
   8.622% 10/29/49                                       30,000           33,756
Western Financial Bank
   9.625% 5/15/12                                         6,000            6,075
XL Capital 6.50% 1/15/12                                 10,000           10,109
Zurich Capital Trust I 144A
   8.376% 6/1/37                                         20,000           19,750
                                                                        --------
                                                                         522,221
                                                                        --------
Building & Materials - 0.85%
Albecca 10.75% 8/15/08                                    7,000            7,814
Continental Homes Holding
   10.00% 4/15/06                                         4,000            4,130
D.R. Horton 9.75% 9/15/10                                 8,000            8,440
Valspar 6.00% 5/1/07                                     20,000           19,933
York International
   6.625% 8/15/06                                        30,000           30,924
                                                                        --------
                                                                          71,241
                                                                        --------

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

 Cable, Media & Publishing - 2.99%
 AOL Time Warner
    5.625% 5/1/05                                       $ 25,000        $ 24,782
    7.70% 5/1/32                                          10,000           9,383
 Charter Communications
    9.92% 4/1/11                                          38,000          26,599
    10.00% 4/1/09                                         15,000          14,325
    11.125% 1/15/11                                        4,000           3,940
 Corus Entertainment 144A
    8.75% 3/1/12                                           8,000           8,340
 CSC Holdings 9.875% 2/15/13                               6,000           6,150
 Echostar Broadband
    10.375% 10/1/07                                       18,000          19,395
+Insight Midwest
   10.50% 11/1/10                                         15,000          15,900
 Lodgenet Entertainment
    10.25% 12/15/06                                       10,000          10,300
 Mediacom Broadband
    11.00% 7/15/13                                         9,000           9,653
 PanAmSat 144A
    8.50% 2/1/12                                          10,000          10,050
 Paxson Communications
    10.75% 7/15/08                                         5,000           5,513
 Rogers Cable Systems 144A
    7.875% 5/1/12                                         10,000          10,091
 Rogers Cablesystems
    10.00% 3/15/05                                        16,000          17,200
 Scholastic
    5.75% 1/15/07                                         30,000          29,824
 Thomson
    5.75% 2/1/08                                          20,000          19,858
 Von Hoffman 144A
    10.25% 3/15/09                                         6,000           6,300
 WRC Media/Weekly
    12.75% 11/15/09                                        3,000           3,135
                                                                        --------
                                                                         250,738
                                                                        --------

 Chemicals - 0.99%
 Avecia Group
    11.00% 7/1/09                                         11,000          11,605
 Huntsman International 144A
    9.875% 3/1/09                                         12,000          12,120
 IMC Global 6.55% 1/15/05                                 10,000           9,637
 Lyondell Chemical
    9.875% 5/1/07                                          8,000           7,940
 Macdermid
    9.125% 7/15/11                                         5,000           5,325
 Praxair 6.15% 4/15/03                                    15,000          15,455
 Solutia
    6.50% 10/15/02                                        11,000          10,406
    6.72% 10/15/37                                        12,000          10,275
                                                                        --------
                                                                          82,763
                                                                        --------


2002 Semiannual Report o Delaware Pooled Trust 55

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Computers & Technology - 0.53%
Asat Finance LLC
   12.50% 11/1/06                                        $ 6,500         $ 5,623
Avaya 11.125% 4/1/09                                       9,000           8,595
Chippac International
   12.75% 8/1/09                                           5,000           5,450
Seagate Technologies
   13.50% 11/15/07                                        20,000          24,900
                                                                         -------
                                                                          44,568
                                                                         -------
Consumer Products - 0.83%
American Achievement 144A
   11.625% 1/1/07                                          7,000           7,429
American Greetings
   11.75% 7/15/08                                          9,000           9,720
Fortune Brands
   7.125% 11/1/04                                         15,000          16,030
Maytag 6.875% 12/1/06                                     15,000          15,642
Remington Arms
   9.50% 12/1/03                                          10,000           9,850
Salton 12.25% 4/15/08                                     10,000          10,600
                                                                         -------
                                                                          69,271
                                                                         -------
Energy - 4.65%
Amerigas Partners
   8.875% 5/20/11                                         10,000          10,450
Burlington Resources Finance
   5.70% 3/1/07                                           15,000          14,992
Colonial Pipeline
   7.63% 4/15/32                                          15,000          15,449
Comstock Resources
   11.25% 5/1/07                                          10,000          10,475
Denbury Management
   9.00% 3/1/08                                            5,000           4,975
Denbury Resources
   9.00% 3/1/08                                            6,000           5,970
Dresser 144A
   9.375% 4/15/11                                          7,000           7,298
El Paso
   7.75% 1/15/32                                          15,000          15,028
FirstEnergy
   7.375% 11/15/31                                        10,000           9,471
Grant Prideco
   9.625% 12/1/07                                         10,000          10,500
Kerr-McGee
   5.875% 9/15/06                                         10,000          10,059
Kinder Morgan Energy
   7.75% 3/15/32                                           5,000           5,259
Nabors Industries
   6.80% 4/15/04                                          15,000          15,677
Natural Fuel Gas
   7.30% 2/18/03                                          15,000          15,479

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Nexen 7.875% 3/15/32                                    $  5,000        $  5,033
Northern Border Pipeline 144A
   6.25% 5/1/07                                           15,000          15,079
Occidental Petroleum
   5.875% 1/15/07                                         10,000          10,119
Oneok
   7.75% 8/15/06                                          20,000          21,330
Pioneer Natural Resources
   7.50% 4/15/12                                          22,000          22,052
Sesi, L.L.C
   8.875% 5/15/11                                         16,000          16,160
Swift Energy
   9.375% 5/1/12                                           5,000           5,125
TECO Energy
   7.20% 5/1/11                                           10,000          10,422
Transocean Sedco Forex
   6.75% 4/15/05                                          25,000          26,128
Union Oil Company of California
   6.375% 2/1/04                                          15,000          15,528
Valero Energy
   6.125% 4/15/07                                         10,000          10,142
Vintage Petroleum
   7.875% 5/15/11                                         11,000          10,340
   9.00% 12/15/05                                          7,000           7,175
Vintage Petroleum 144A
   8.25% 5/1/12                                            8,000           8,020
Western Atlas
   7.875% 6/15/04                                         20,000          21,465
Western Oil Sands 144A
   8.375% 5/1/12                                           5,000           5,200
Williams
   7.75% 6/15/31                                          10,000           9,387
Williams 144A
   8.125% 3/15/12                                         20,000          20,489
                                                                        --------
                                                                         390,276
                                                                        --------
Environmental Services - 0.81%
Allied Waste North America
   8.875% 4/1/08                                          37,000          38,387
Cargill 144A
   6.375% 6/1/12                                          20,000          19,947
Synagro Technologies 144A
   9.50% 4/1/09                                            9,000           9,203
                                                                        --------
                                                                          67,537
                                                                        --------
Food, Beverage & Tobacco - 2.36%
B&G Foods 144A
   9.625% 8/1/07                                           9,000           9,315
Constellation
   8.125% 1/15/12                                         13,000          13,390
Delhaize America
   9.00% 4/15/31                                          15,000          17,232



56 Delaware Pooled Trust o 2002 Semiannual Report

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

DiGiorgio Series B
   10.00% 6/15/07                                        $ 19,000       $ 19,404
DIMON
   9.625% 10/15/11                                          6,000          6,360
Fleming 144A
   9.875% 5/1/12                                            8,000          8,010
Ingles Markets
   8.875% 12/1/11                                           7,000          7,070
Kroger
   8.15% 7/15/06                                           10,000         10,903
Marsh Supermarket
   8.875% 8/1/07                                           10,000         10,100
Perkins Family Restaurant
   10.125% 12/15/07                                         8,000          8,000
Tyson Foods
   6.625% 10/4/04                                          25,000         25,770
   8.25% 10/1/11                                           10,000         10,825
UST 8.80% 3/15/05                                          20,000         22,010
Wendy's International
   6.25% 11/15/11                                          30,000         29,552
                                                                        --------
                                                                         197,941
                                                                        --------
Healthcare & Pharmaceuticals - 0.98%
Baxter International
   5.25% 5/1/07                                            15,000         15,038
Concentra Operating
   13.00% 8/15/09                                           8,000          9,040
Hanger Orthopedic Group 144A
   10.375% 2/15/09                                         11,000         11,770
Healthsouth
   8.50% 2/1/08                                            15,000         15,674
   10.75% 10/1/08                                           3,000          3,375
Nationwide Health
   7.06% 12/5/06                                            5,000          4,881
Radiologix 144A
   10.50% 12/15/08                                          7,000          7,210
Rotech Healthcare
   9.50% 4/1/12                                             7,000          7,350
Triad Hospitals
   11.00% 5/15/09                                           7,000          7,893
                                                                        --------
                                                                          82,231
                                                                        --------
Industrial Machinery - 0.83%
Caterpillar
   6.95% 5/1/42                                            15,000         15,223
Johnson Controls
   5.00% 11/15/06                                          15,000         14,734
Norsk Hydro
   6.70% 1/15/18                                           40,000         39,358
                                                                        --------
                                                                          69,315
                                                                        --------
Leisure, Lodging & Entertainment - 1.58%
Alliance Gaming
   10.00% 8/1/07                                           17,000         18,020

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

 Bally Total Fitness
    9.875% 10/15/07                                    $  4,000         $  4,070
 Circus & Eldorado 144A
    10.125% 3/1/12                                       14,000           14,630
 Extended Stay America
    9.875% 6/15/11                                       16,000           16,880
 Icon Health & Fitness 144A
    11.25% 4/1/12                                         7,000            6,895
 Mandalay Resort
    10.25% 8/1/07                                        10,000           11,075
 Meristar Hospitality 144A
    10.50% 6/15/09                                        6,000            6,480
 Mohegan Tribal Gaming
    8.375% 7/1/11                                        15,000           15,450
 Penn National
    11.125% 3/1/08                                       10,000           10,900
+Premier Parks
   10.00% 4/1/08                                          8,000            7,880
 Regal Cinemas 144A
    9.375% 2/1/12                                         9,000            9,383
 Wheeling Island Gaming 144A
    10.125% 12/15/09                                     10,000           10,450
                                                                        --------
                                                                         132,113
                                                                        --------
 Metals & Mining - 0.38%
 Alcoa
    6.50% 6/1/11                                         25,000           25,807
 Jorgensen (Earle M.)
    9.50% 4/1/05                                          6,000            5,820
                                                                        --------
                                                                          31,627
                                                                        --------
 Miscellaneous - 0.43%
 Johnsondiversey 144A
    9.625% 5/15/12                                        9,000            9,394
 Service International
    6.30% 3/15/03                                        14,000           13,790
 Stewart Enterprises
    10.75% 7/1/08                                        12,000           13,275
                                                                        --------
                                                                          36,459
                                                                        --------
 Packaging & Containers - 0.67%
 AEP Industries
    9.875% 11/15/07                                      12,000           12,180
 Graphic Packaging
    8.625% 2/15/12                                        9,000            9,473
 Plastipak Holdings
    10.75% 9/1/11                                         5,000            5,494
 Portola Packaging
    10.75% 10/1/05                                        5,000            5,025
 Sealed Air 144A
    8.75% 7/1/08                                         15,000           15,845
 Silgan
    9.00% 6/1/09                                          8,000            8,350
                                                                        --------
                                                                          56,367
                                                                        --------


                               2002 Semiannual Report o Delaware Pooled Trust 57

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Paper & Forest Products - 1.00%
Ainsworth Lumber 144A
   13.875% 7/15/07                                     $  8,000         $  9,000
Fort James
   6.625% 9/15/04                                        15,000           14,754
Norske Skogindustrier 144A
   7.625% 10/15/11                                       15,000           15,615
Pacifica Papers
   10.00% 3/15/09                                         7,000            7,499
Tembec Industries
   8.50% 2/1/11                                          16,000           16,720
Weyerhaeuser 144A
   5.50% 3/15/05                                         20,000           20,255
                                                                        --------
                                                                          83,843
                                                                        --------
Real Estate - 1.26%
Apache Financial Property
   7.00% 3/15/09                                         20,000           21,011
Beazer Homes USA
   8.625% 5/15/11                                         8,000            8,260
Health Care REIT
   7.50% 8/15/07                                         16,000           16,094
Highwoods Realty
   6.75% 12/1/03                                         10,000           10,235
RFS Partnership 144A
   9.75% 3/1/12                                           7,000            7,315
Ryland Group
   9.75% 9/1/10                                           7,000            7,735
Senior Housing Trust
   8.625% 1/15/12                                        10,000           10,400
Simon Property
   7.375% 1/20/06                                        15,000           15,679
Tanger Properties
   9.125% 2/15/08                                         4,000            4,045
Ventas Realty 144A
   9.00% 5/1/12                                           5,000            5,138
                                                                        --------
                                                                         105,912
                                                                        --------
Retail - 1.38%
Federated Department Stores
   8.125% 10/15/02                                       10,000           10,219
J Crew
   10.375% 10/15/07                                      21,000           18,375
Levi Strauss
   6.80% 11/1/03                                          7,000            6,895
   11.625% 1/15/08                                       11,000           11,770
Lowe's
   7.50% 12/15/05                                        25,000           27,192
Office Depot
   10.00% 7/15/08                                        18,000           20,430
Petco Animal Supplies 144A
   10.75% 11/1/11                                        19,000           20,615
                                                                        --------
                                                                         115,496
                                                                        --------

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

 Telecommunications - 4.82%
 AT&T 144A
    6.50% 11/15/06                                       $ 30,000       $ 28,776
    7.30% 11/15/11                                         15,000         13,782
 AT&T Wireless Services
    6.875% 4/18/05                                         10,000         10,006
    8.125% 5/1/12                                          20,000         19,748
 Citizens Communications
    6.375% 8/15/04                                         15,000         15,213
 Crown Castle International
  + 10.375% 5/15/11                                         5,000          3,100
    10.75% 8/1/11                                          20,000         18,500
 Dobson Communications
    10.875% 7/1/10                                         15,000         14,025
 Fairchild Semiconductor
    10.375% 10/1/07                                        10,000         10,675
 France Telecom
    8.25% 3/1/11                                           45,000         45,799
    8.50% 3/1/31                                           15,000         15,771
 Intelsat 144A
    7.625% 4/15/12                                         15,000         15,265
 Liberty Media
    8.50% 7/15/29                                          15,000         14,660
 Nextel Communications
    9.375% 11/15/09                                        27,000         18,968
+SBA Communications
   12.00% 3/1/08                                            9,000          5,535
 Singapore
    Telecommunications 144A
    6.375% 12/1/11                                         15,000         14,951
 Sprint Capital
    6.00% 1/15/07                                          15,000         13,735
    6.875% 11/15/28                                        15,000         11,658
 Sprint Capital 144A
    8.75% 3/15/32                                          45,000         43,030
+Telecorp PCS
    11.625% 4/15/09                                         4,000          3,600
 Time Warner
    Telecommunications
    9.75% 7/15/08                                          10,000          4,950
 Verizon New York
    7.375% 4/1/32                                          10,000          9,602
 Verizon Wireless 144A
    5.375% 12/15/06                                        55,000         52,668
                                                                        --------
                                                                         404,017
                                                                        --------
 Textiles, Apparel & Furniture - 0.19%
 Collins & Aikman Floor Cover
    9.75% 2/15/10                                           7,000          7,368
 Russell 144A 9.25% 5/1/10                                  8,000          8,280
                                                                        --------
                                                                          15,648
                                                                        --------


58 Delaware Pooled Trust o 2002 Semiannual Report

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Transportation & Shipping - 0.76%
American Airlines
   6.817% 5/23/11                                    $   25,000       $   24,518
Atlas Air
   10.75% 8/1/05                                          9,000            7,470
HORNBECK-LEEVAC Marine
   Services
   10.625% 8/1/08                                        10,000           10,500
Kansas City Southern Railway
   9.50% 10/1/08                                         10,000           10,863
Teekay Shipping
   8.875% 7/15/11                                        10,000           10,500
                                                                      ----------
                                                                          63,851
                                                                      ----------
Utilities - 2.31%
Avista
   9.75% 6/1/08                                           5,000            5,353
Avista 144A
   7.75% 1/1/07                                          25,000           25,406
Calpine
   10.50% 5/15/06                                         8,000            7,127
Calpine Canada Energy
   Finance 8.50% 5/1/08                                  24,000           20,547
CMS Energy
   9.875% 10/15/07                                       16,000           17,382
Consumers Energy
   6.00% 3/15/05                                         15,000           15,283
Detroit Edison
   5.05% 10/1/05                                         15,000           15,050
Midland Funding II
   11.75% 7/23/05                                        23,000           25,099
Mission Energy
   13.50% 7/15/08                                        16,000           17,640
Orion Power Holdings
   12.00% 5/1/10                                         12,000           13,800
PG&E National Energy
   10.375% 5/16/11                                       30,000           31,406
                                                                      ----------
                                                                         194,093
                                                                      ----------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $3,136,867)                                                      3,172,876
================================================================================

Foreign Bonds - 17.28%
Australia - 1.78%
New South Wales Treasury
   6.50% 5/1/06                               AUD       110,000           60,441
   8.00% 3/1/08                                          60,000           35,201
Queensland Treasury
   6.00% 7/14/09                                        100,000           53,339
                                                                       ---------
                                                                         148,981
                                                                       ---------

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Austria - 0.40%
Oesterreich Kontrollbank
   1.80% 3/22/10                                 JPY    $4,000,000    $   33,275
                                                                      ----------
                                                                          33,275
                                                                      ----------
Finland - 1.92%
Finnish Government
   5.00% 4/25/09                                 EUR       180,000       161,077
                                                                      ----------
                                                                         161,077
                                                                      ----------
France - 3.19% France Government O.A.T
   5.50% 4/25/10                                 EUR       290,000       267,591
                                                                      ----------
                                                                         267,591
                                                                      ----------
Germany - 4.22%
Deutschland Republic
   6.00% 1/4/07                                  EUR        60,000        56,940
   6.50% 10/14/05                                          110,000       105,266
   6.50% 7/4/27                                            100,000       101,473
Kredit Fuer Wiederaufbau
   5.25% 7/4/12                                            100,000        89,623
                                                                      ----------
                                                                         353,302
                                                                      ----------
Italy - 1.17%
Republic of Italy
   0.375% 5/12/02                                JPY     3,000,000        23,366
   5.125% 7/29/03                                        9,000,000        74,516
                                                                      ----------
                                                                          97,882
                                                                      ----------
New Zealand - 2.12%
New Zealand Government
   6.00% 11/15/11                                NZD       310,000       131,721
   8.00% 4/15/04                                           100,000        46,300
                                                                      ----------
                                                                         178,021
                                                                      ----------
Norway - 0.53%
Kingdom Of Norway
   5.50% 5/15/09                                 NOK       140,000        15,548
   6.00% 5/16/11                                           100,000        11,349
   6.75% 1/15/07                                           150,000        17,871
                                                                      ----------
                                                                          44,768
                                                                      ----------
Spain - 0.52%
Kingdom of Spain
   3.10% 9/20/06                                 JPY     5,000,000        43,594
                                                                      ----------
                                                                          43,594
                                                                      ----------


                               2002 Semiannual Report o Delaware Pooled Trust 59

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

 Supranational - 0.19%
++International Bank
   Reconstruction &
   Development
   6.852% 8/20/07                                NZD       52,000      $  16,332
                                                                       ---------
                                                                          16,332
                                                                       ---------
 Sweden - 0.87%
 Swedish Government
    5.00% 1/15/04                                SEK      130,000         12,643
    5.00% 1/28/09                                         640,000         60,600
                                                                       ---------
                                                                          73,243
                                                                       ---------
 United States - 0.37%
 Fannie Mae - Global
    7.25% 6/20/02                                NZD       70,000         31,398
                                                                       ---------
                                                                          31,398
                                                                       ---------
--------------------------------------------------------------------------------
 Total Foreign Bonds
 (cost $1,455,106)                                                     1,449,464
================================================================================

 Municipal Bond - 0.12%
 Los Angeles Airports - Class C
    7.50% 12/1/24                                USD       10,000          9,781
                                                                       ---------
--------------------------------------------------------------------------------
 Total Municipal Bond
 (cost $9,550)                                                             9,781
================================================================================

 U.S. Treasury Obligations - 5.68%
 U.S. Treasury Bond
    5.375% 2/15/31                                         70,000         67,802
 U.S. Treasury Inflation
    Index Note
    3.375% 4/15/32                                         59,865         61,221
 U.S. Treasury Note
+++ 3.625% 3/31/04                                        140,000        141,214
    4.875% 2/15/12                                        210,000        206,555
                                                                       ---------
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $474,903)                                                          476,792
================================================================================

                                                          Number of
                                                             Shares
--------------------------------------------------------------------------------

Preferred Stock - 0.42%
Centaur Funding 144A
   9.08%                                                       30         32,559
Intermedia Communications
   Preferred PIK
   13.50%                                                       6          2,669
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $38,041)                                                            35,228
================================================================================

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

Repurchase Agreements - 13.06%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $18,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market
   value $20,250 and $
   93,000 U.S. Treasury
   Notes 11.125% due 8/15/03,
   market value $105,138 and
   $85,000 U.S. Treasury
   Notes 11.875% due 11/15/03,
   market value $101,034 and
   $85,000 U.S. Treasury
   Notes 12.375% due 5/15/04,
   market value $104,932 and
   $95,000 U.S. Treasury
   Notes 6.50% due 10/15/06, market
   value $102,881)                               USD      425,000   $425,000
With J. P. Morgan Chase
   1.80% 5/1/02 (dated
   4/30/02, collateralized
   by $240,000 U.S.
   Treasury Notes 5.75%
   due 11/30/02, market
   value $250,525)                                        245,000    245,000
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $102,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $107,322 and $134,000 U.S.
   Treasury Notes 12.375% due
   5/15/04, market value
   $166,048 and $146,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $160,337)                                        425,000    425,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,095,000)                                                  1,095,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 109.83%
(cost $9,127,136)                                                  9,211,243
================================================================================
--------------------------------------------------------------------------------
Liabilities Net of Receivables
   and Other Assets - (9.83%)                                       (824,051)***
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to
   976,547 Shares Outstanding;
   Equivalent to $8.59
   Per Share - 100.00%                                            $8,387,192
================================================================================


60 Delaware Pooled Trust o 2002 Semiannual Report

--------------------------------------------------------------------------------
Components of Net Assets
  at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                           $8,184,613
Undistributed net investment income**                                   144,934
Accumulated net realized loss
   on investments                                                       (26,571)
Net unrealized appreciation of
   investments and foreign currencies                                    84,216
--------------------------------------------------------------------------------
Total net assets                                                     $8,387,192
================================================================================

  *Principal amount is stated in the currency in which each bond is denominated.
     AUD - Australian Dollar
     EUR - European Monetary Unit
     JPY - Japanese Yen
     NOK - Norwegian Kroner
     NZD - New Zealand Dollar
     SEK - Swedish Krona
     USD - U.S. Dollar
 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Of this amount, $1,191,764 represents payable for securities purchased as of
   April 30, 2002.
  +Zero coupon bond. The interest rate shown is the step-up rate.
 ++Zero coupon bond. The interest rate shown is the yield at the time of purchase.
+++Fully or partially pledged as collateral for financial futures contracts.

   GNMA - Government National Mortgage Association
   PIK - Pay-in-kind

   See accompanying notes

Delaware Pooled Trust-
The Global Equity Portfolio
Statement of Net Assets**
April 30, 2002 (Unaudited)

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

Common Stock - 98.03%
Australia - 8.34%
Amcor Limited                                         8,700             $ 34,616
CSR Limited                                           4,039               13,229
Foster's Group                                       30,305               76,968
National Australia Bank                               4,500               83,965
Orica                                                 6,265               27,585
Telstra                                              11,590               31,676
                                                                        --------
                                                                         268,039
                                                                        --------
Belgium - 1.41%
Electrabel                                              205               45,442
                                                                        --------
                                                                          45,442
                                                                        --------
Finland - 0.57%
UPM-Kymmene                                             528               18,460
                                                                        --------
                                                                          18,460
                                                                        --------
France - 5.96%
Alcatel                                               2,550               31,894
Compagnie de Saint Gobain                               250               42,802
Societe Generale                                      1,000               68,483
TotalFinaElf                                            320               48,501
                                                                        --------
                                                                         191,680
                                                                        --------
Germany - 5.66%
Bayer                                                 1,700               55,990
Bayerische Hypo-und
   Vereinsbank                                        1,490               52,363
RWE                                                   1,940               73,421
                                                                        --------
                                                                         181,774
                                                                        --------
Hong Kong - 4.19%
Hong Kong Electric                                    8,500               32,260
Jardine Matheson Holdings
   Limited                                            8,800               52,800
Wharf Holdings                                       18,514               49,613
                                                                        --------
                                                                         134,673
                                                                        --------
Italy - 2.64%
IntesaBci                                            26,250               84,917
                                                                        --------
                                                                          84,917
                                                                        --------

                               2002 Semiannual Report o Delaware Pooled Trust 61

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Japan - 4.91%
 Canon                                                1,000             $ 38,318
 Eisai                                                1,000               25,701
 Matsushita Electric Industrial                       3,000               40,186
 Murata Manufacturing                                   600               37,991
 West Japan Railway                                       4               15,483
                                                                        --------
                                                                         157,679
                                                                        --------
 Malaysia - 1.33%
 Sime Darby Berhad                                   30,000               42,632
                                                                        --------
                                                                          42,632
                                                                        --------
 Netherlands - 5.08%
 Elsevier                                             4,700               65,222
 ING Groep                                            1,226               32,369
 Royal Dutch Petroleum                                1,240               65,701
                                                                        --------
                                                                         163,292
                                                                        --------
 New Zealand - 1.54%
 Carter Holt Harvey Limited                          17,500               14,096
 Telecom Corporation of
    New Zealand                                      16,461               35,506
                                                                        --------
                                                                          49,602
                                                                        --------
 Republic of Korea - 1.14%
 POSCO ADR                                            1,500               36,675
                                                                        --------
                                                                          36,675
                                                                        --------
 Singapore - 1.12%
 Overseas Chinese Banking                             5,000               35,878
                                                                        --------
                                                                          35,878
                                                                        --------
 South Africa - 1.47%
 Sanlam                                              23,300               19,501
 Sasol                                                2,600               27,630
                                                                        --------
                                                                          47,131
                                                                        --------
 Spain - 2.77%
 Iberdrola                                            2,993               41,048
+Telefonica                                           4,469               47,841
                                                                        --------
                                                                          88,889
                                                                        --------
 United Kingdom - 19.86%
 Boots                                                7,950               82,084
+Brambles Industries                                  7,200               35,753
+British Airways                                     16,800               57,901
 Cable & Wireless                                     7,500               19,783
 GKN                                                  7,200               33,786
 GlaxoSmithKline                                      3,934               95,168
 HBOS                                                 5,150               62,405

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Lloyds TSB Group                                     6,200            $  71,153
 PowerGen                                             8,100               91,187
 Six Continents                                       8,042               88,835
                                                                       ---------
                                                                         638,055
                                                                       ---------
 United States - 30.04%
 Alcoa                                                1,400               47,642
 Bank of America                                        805               58,347
 Boeing                                               1,000               44,600
 Bristol-Myers Squibb                                 1,600               46,080
 ChevronTexaco                                          550               47,691
 Exxon Mobil                                          1,200               48,204
 Fannie Mae                                             600               47,358
 Ford Motor                                           2,700               43,200
 HCA                                                  1,200               57,348
 International Business Machines                        500               41,880
 J.P. Morgan Chase                                    1,450               50,895
 Marsh & McLennan                                       400               40,432
 McGraw-Hill                                            600               38,394
 Mellon Financial                                     1,400               52,864
 Merck & Company                                        800               43,472
+Micron Technology                                    1,400               33,180
 Minnesota Mining &
    Manufacturing                                       400               50,320
 Morgan Stanley Dean Witter                             900               42,948
+Oracle                                               4,100               41,164
 Schlumberger Limited                                   900               49,275
 Verizon Communications                               1,000               40,110
                                                                       ---------
                                                                         965,404
                                                                       ---------
--------------------------------------------------------------------------------
 Total Common Stock
 (cost $3,347,164)                                                     3,150,222
================================================================================

                                                    Principal
                                                       Amount
--------------------------------------------------------------------------------

 Repurchase Agreements - 1.59%
 With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized
   by $1,000 U.S. Treasury Notes
   10.75% due 5/15/03, market
   value $943 and $5,000 U.S.
   Treasury Notes 11.125%
   due 8/15/03, market value
   $4,897 and $5,000 U.S.
   Treasury Notes 11.875% due
   11/15/03, market value
   $4,706 and $5,000 U.S.
   Treasury Notes 12.375% due
   5/15/04, market value $4,887
   and $5,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $4,792)                              $19,800           19,800



62 Delaware Pooled Trust o 2002 Semiannual Report

                                                        Principal   Market Value
                                                          Amount*       (U.S. $)
--------------------------------------------------------------------------------

With J. P. Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $11,000
   U.S. Treasury Notes 5.75%
   due 11/30/02, market
   value $11,668)                                         $11,400       $11,400
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $5,000
   U.S. Treasury Notes
   5.375% due 6/30/03,
   market value $4,999 and
   $6,000 U.S. Treasury
   Notes 12.375% due
   5/15/04, market value
   $7,734 and $7,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $7,468)                                           19,800        19,800
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $51,000)                                                           51,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.62%
(cost $3,398,164)                                                     3,201,222
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.38%                                            12,192
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 400,987
   Shares Outstanding;
   Equivalent to $8.01
   per share - 100.00%                                               $3,213,414
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                            3,419,864
Undistributed net investment
   income*                                                               19,216
Accumulated net realized loss
   on investments                                                       (28,975)
Net unrealized depreciation of
   investments and foreign currencies                                  (196,691)
--------------------------------------------------------------------------------
Total net assets                                                     $3,213,414
================================================================================

 +Non-income producing security for the period ended April 30, 2002. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 to the Financial Statements.

  ADR - American Depositary Receipts

  See accompanying notes

Delaware Pooled Trust-
The International Equity Portfolio
Statement of Net Assets***
April 30, 2002 (Unaudited)


                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Common Stock - 98.80%
 Australia - 11.33%
*Amcor                                           2,403,404           $ 9,562,663
 CSR                                             1,150,989             3,769,944
 Foster's Group                                  5,283,531            13,418,972
 National Australia Bank                           783,467            14,618,721
 Orica                                             972,261             4,280,855
 Paperlinx                                         404,280             1,137,489
 Telstra                                         2,473,865             6,761,260
                                                                     -----------
                                                                      53,549,904
                                                                     -----------
 Belgium - 1.15%
 Electrabel                                         24,540             5,439,797
                                                                     -----------
                                                                       5,439,797
                                                                     -----------
 Finland - 1.01%
 UPM-Kymmene                                       136,510             4,772,755
                                                                     -----------
                                                                       4,772,755
                                                                     -----------
 France - 9.62%
*Alcatel                                           381,040             4,765,769
*Compagnie de Saint Gobain                          64,473            11,038,358
*Societe Generale                                  210,167            14,392,993
 TotalFinaElf                                      100,918            15,295,639
                                                                     -----------
                                                                      45,492,759
                                                                     -----------
 Germany - 6.39%
*Bayer                                             297,502             9,798,289
 Bayerische Hypo-Und
   Vereinsbank                                     285,224            10,023,599
 Continental                                        59,850             1,005,810
*RWE                                               248,100             9,389,642
                                                                     -----------
                                                                      30,217,340
                                                                     -----------
 Hong Kong - 4.23%
 Hong Kong Electric                              1,966,300             7,462,670
 Jardine Matheson Holdings                         874,778             5,248,668
 Wharf Holdings                                  2,726,671             7,306,876
                                                                     -----------
                                                                      20,018,214
                                                                     -----------
 Italy - 2.94%
*IntesaBci                                       4,294,750            13,893,297
                                                                     -----------
                                                                      13,893,297
                                                                     -----------
 Japan - 13.97%
 Canon                                             433,000            16,591,589
*Eisai                                             382,500             9,830,607



                               2002 Semiannual Report o Delaware Pooled Trust 63

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

  Hitachi                                        1,258,000           $ 9,317,430
 *Matsushita Electric
    Industrial                                     670,000             8,975,078
+*Millea Holdings                                      596             4,642,991
  Murata Manufacturing                             180,800            11,447,850
  West Japan Railway                                 1,348             5,217,726
                                                                     -----------
                                                                      66,023,271
                                                                     -----------
  Malaysia - 0.86%
  Sime Darby Berhad                              2,871,000             4,079,842
                                                                     -----------
                                                                       4,079,842
                                                                     -----------
  Netherlands - 6.79%
  Elsevier                                         729,600            10,124,615
  ING Groep                                        379,872            10,029,468
  Royal Dutch Petroleum                            225,162            11,930,137
                                                                     -----------
                                                                      32,084,220
                                                                     -----------
  New Zealand - 2.03%
  Carter Holt Harvey                             4,252,817             3,425,644
 *Telecom Corporation of
  New Zealand                                    2,865,560             6,180,870
                                                                     -----------
                                                                       9,606,514
                                                                     -----------
  Republic of Korea - 1.43%
  POSCO ADR                                        277,167             6,776,733
                                                                     -----------
                                                                       6,776,733
                                                                     -----------
  Singapore - 1.33%
  Overseas Chinese Banking                         877,000             6,292,984
                                                                     -----------
                                                                       6,292,984
                                                                     -----------
  South Africa - 1.80%
  Sanlam                                         4,079,600             3,414,485
  Sasol                                            477,817             5,077,591
                                                                     -----------
                                                                       8,492,076
                                                                     -----------
  Spain - 6.10%
 *Banco Santander Central
  Hispanoamericano                               1,029,339             9,535,084
  Iberdrola                                        629,167             8,628,863
 +Telefonica                                       995,433            10,656,178
                                                                     -----------
                                                                      28,820,125
                                                                     -----------
  United Kingdom - 27.82%
  BG Group                                       2,428,675            10,839,131
  Boots                                          1,306,091            13,485,351
 +Brambles Industries                            1,009,100             5,010,938
 +British Airways                                1,921,245             6,621,599
  Cable & Wireless                               1,006,637             2,655,220
  GKN                                            1,009,400             4,736,616
  GlaxoSmithKline                                  601,467            14,550,196

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

Great Universal Stores                           1,442,696          $ 13,087,694
HBOS                                             1,080,900            13,097,751
Lloyds TSB Group                                   867,500             9,955,636
PowerGen                                         1,304,317            14,683,534
Rio Tinto                                          479,300             8,926,624
Six Continents                                   1,248,125            13,787,206
                                                                    ------------
                                                                     131,437,496
                                                                    ------------
--------------------------------------------------------------------------------
Total Common Stock
(cost $461,730,919)                                                  466,997,327
================================================================================

                                                 Principal
                                                    Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 0.83%
With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized
   by $64,000 U.S. Treasury
   Notes 10.75% due 5/15/03, market
   value $72,955 and $335,000
   U.S. Treasury Notes 11.125%
   due 8/15/03, market value
   $378,785 and $306,000 U.S.
   Treasury Notes 11.875% due
   11/15/03, market value
   $363,997 and $306,000 U.S.
   Treasury Notes 12.375% due
   5/15/04, market value
   $378,042 and $341,000 U.S.
   Treasury Notes 6.50% due
   10/15/06, market
   value $370,654)                               1,531,000             1,531,000
With J. P. Morgan Chase
   1.80% 5/1/02 (dated
   4/30/02, collateralized by
   $863,000 U.S. Treasury
   Notes 5.75% due 11/30/02,
   market value $902,577)                          884,000               884,000
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $368,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $386,652 and $484,000 U.S.
   Treasury Notes 12.375% due
   5/15/04, market value
   $598,228 and $526,000
   U.S. Treasury Notes 7.25%
   due 8/15/04, market
   value $577,656)                               1,530,000             1,530,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,945,000)                                                      3,945,000
================================================================================


64 Delaware Pooled Trust o 2002 Semiannual Report

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.63%
(cost $465,675,919)                                                $470,942,327
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.37%                                         1,754,470
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 33,906,203
   Shares Outstanding - 100.00%                                    $472,696,797
================================================================================
--------------------------------------------------------------------------------
Net Asset Value - Delaware Pooled
   Trust - The International
   Equity Portfolio ORIGINAL
   Class ($472,685,581 /
   33,905,398 Shares)                                                    $13.94
================================================================================
--------------------------------------------------------------------------------
Net Asset Value - Delaware Pooled
   Trust - The International
   Equity Portfolio Retirement
   Class ($11,216 / 804.8 Shares)                                        $13.94
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                         $468,079,333
Undistributed net investment income**                                 4,713,508
Accumulated net realized loss
   on investments                                                    (5,398,377)
Net unrealized appreciation of
   investments and foreign currencies                                 5,302,333
--------------------------------------------------------------------------------
Total net assets                                                   $472,696,797
================================================================================

  +Non-income producing security for the period ended April 30, 2002.
  *Fully or partially on loan. See Note #9 in "Notes to Financial Statements". **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 to the Financial Statements.

   ADR - American Depositary Receipts

   See accompanying notes

Delaware Pooled Trust-
The Labor Select International
Equity Portfolio
Statement of Net Assets***
April 30, 2002 (Unaudited)


                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

  Common Stock - 95.83%
  Australia - 11.62%
 *Amcor                                            377,077           $ 1,500,314
  CSR                                              268,945               880,901
 *Foster's Group                                 1,272,400             3,231,607
  National Australia Bank                          157,989             2,947,919
  Orica                                            286,728             1,262,461
  Paperlinx                                         81,130               228,269
  Telstra                                          471,602             1,288,924
                                                                     -----------
                                                                      11,340,395
                                                                     -----------
  Belgium - 1.59%
  Electrabel                                         6,977             1,546,596
                                                                     -----------
                                                                       1,546,596
                                                                     -----------
  Finland - 0.82%
 *UPM-Kymmene                                       22,852               798,967
                                                                     -----------
                                                                         798,967
                                                                     -----------
  France - 8.91%
 *Alcatel                                           96,492             1,206,851
 *Societe Generale                                  57,436             3,933,424
  TotalFinaElf                                      23,455             3,554,958
                                                                     -----------
                                                                       8,695,233
                                                                     -----------
  Germany - 7.99%
 *Bayer                                             56,413             1,857,974
 *Bayerische Hypo-Und
   Vereinsbank                                      66,883             2,350,463
  Continental                                       53,800               904,137
 *RWE                                               71,019             2,687,798
                                                                     -----------
                                                                       7,800,372
                                                                     -----------
  Hong Kong - 1.95%
  Hong Kong Electric                               232,000               880,506
  Wharf Holdings                                   382,000             1,023,676
                                                                     -----------
                                                                       1,904,182
                                                                     -----------
  Italy - 3.18%
*+IntesaBci                                        957,750             3,098,272
                                                                     -----------
                                                                       3,098,272
                                                                     -----------
  Japan - 14.02%
  Canon                                            102,000             3,908,410
  Eisai                                             82,000             2,107,477



                               2002 Semiannual Report o Delaware Pooled Trust 65

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Kinki Coca-Cola Bottling                           22,000           $   156,262
*Matsushita Electric Industrial                    177,000             2,371,028
+Millea Holdings                                        88               687,850
 Murata Manufacturing                               42,100             2,665,678
 West Japan Railway                                    381             1,474,743
*Yokohama Reito                                     67,000               310,997
                                                                     -----------
                                                                      13,682,445
                                                                     -----------
 Netherlands - 7.33%
 Elsevier                                          144,300             2,002,442
 ING Groep                                          81,460             2,150,726
 Royal Dutch Petroleum                              53,151             2,816,189
 Vopak                                               9,649               182,589
                                                                     -----------
                                                                       7,151,946
                                                                     -----------
 New Zealand - 2.47%
 Carter Holt Harvey                              1,102,623               888,163
 Telecom Corporation of
   New Zealand                                     705,098             1,520,861
                                                                     -----------
                                                                       2,409,024
                                                                     -----------
 Spain - 5.21%
*Banco Santander Central
   Hispanoamericano                                277,482             2,570,401
 Iberdrola                                         183,300             2,513,912
                                                                     -----------
                                                                       5,084,313
                                                                     -----------
 United Kingdom - 30.74%
 BG Group                                          663,652             2,961,866
 Boots                                             320,320             3,307,295
 Brambles Industries                               204,300             1,014,503
+British Airways                                   546,521             1,883,593
 GKN                                               274,637             1,288,736
 GlaxoSmithKline                                   130,839             3,165,150
 Great Universal Stores                            287,849             2,611,278
 HBOS                                              277,083             3,357,538
 Lloyds TSB Group                                  218,738             2,510,289
 PowerGen                                          261,250             2,941,059
 Rio Tinto                                         112,062             2,087,076
 Six Continents                                    259,197             2,863,177
                                                                     -----------
                                                                      29,991,560
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $92,044,330)                                                    93,503,305
================================================================================

                                                 Principal          Market Value
                                                    Amount              (U.S. $)
--------------------------------------------------------------------------------

Repurchase Agreements - 3.69%
With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized
   by $59,000 U.S. Treasury Notes
   10.75% due 5/15/03, market
   value $66,519 and $306,000
   U.S. Treasury Notes 11.125%
   due 8/15/03, market value
   $345,371 and $279,000
   U.S. Treasury Notes 11.875%
   due 11/15/03, market value
   $331,888 and $279,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market value
   $344,693 and $311,000
   U.S. Treasury Notes
   6.50% due 10/15/06,
   market value $337,957)                       $1,395,300            $1,395,300
With J. P. Morgan Chase
   1.80% 5/1/02 (dated
   4/30/02, collateralized by
   $787,000 U.S. Treasury
   Notes 5.75% due 11/30/02,
   market value $822,958)                          806,400               806,400
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $336,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $352,544 and $442,000
   U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $545,457
   and $480,000
   U.S. Treasury Notes
   7.25% due 8/15/04,
   market value $526,700)                        1,395,300             1,395,300
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,597,000)                                                      3,597,000
================================================================================



66 Delaware Pooled Trust o 2002 Semiannual Report

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.52%
(cost $95,641,330)                                                   $97,100,305
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.48%                                            472,137
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 8,000,245
   Shares Outstanding;
   Equivalent to $12.20
   Per Share - 100.00%                                               $97,572,442
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                           $95,480,485
Undistributed net investment income**                                    355,750
Accumulated net realized gain
   on investments                                                        267,312
Net unrealized appreciation of
   investments and foreign currencies                                  1,468,895
--------------------------------------------------------------------------------
Total net assets                                                     $97,572,442
================================================================================

  *Fully or partially on loan. See Note #9 in "Notes to Financial Statements". **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 to the Financial Statements. +Non-income producing security for the period ended April 30, 2002.

   ADR - American Depositary Receipts

   See accompanying notes

Delaware Pooled Trust-
The International Large-Cap
Equity Portfolio
Statement of Net Assets**
April 30, 2002 (Unaudited)


                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

Common Stock - 98.48%
Australia - 12.38%
AMP                                                  6,156              $ 60,787
Foster's Group                                      32,339                82,134
National Australia Bank                              4,700                87,697
Rio Tinto                                            4,060                78,699
Telstra                                             14,803                40,458
                                                                        --------
                                                                         349,775
                                                                        --------
Belgium - 1.57%
Electrabel                                             200                44,334
                                                                        --------
                                                                          44,334
                                                                        --------
Finland - 0.86%
UPM-Kymmene                                            693                24,229
                                                                        --------
                                                                          24,229
                                                                        --------
France - 11.04%
Alcatel                                              2,500                31,268
Compagnie de Saint Gobain                              400                68,484
Societe Generale                                     1,600               109,574
TotalFinaElf                                           678               102,761
                                                                        --------
                                                                         312,087
                                                                        --------
Germany - 6.45%
Bayer                                                2,200                72,457
Bayerische Hypo-und
   Vereinsbank                                       1,400                49,200
RWE                                                  1,600                60,554
                                                                        --------
                                                                         182,211
                                                                        --------
Hong Kong - 2.95%
Hong Kong Electric                                  22,000                83,496
                                                                        --------
                                                                          83,496
                                                                        --------
Italy - 3.49%
IntesaBCI                                           30,500                98,667
                                                                        --------
                                                                          98,667
                                                                        --------
Japan - 12.78%
Canon                                                3,000               114,953
Eisai                                                2,000                51,402
Hitachi                                              6,000                44,439
Matsushita Electric Industrial                       4,000                53,583
Murata Manufacturing                                 1,100                69,650
West Japan Railway                                       7                27,095
                                                                        --------
                                                                         361,122
                                                                        --------

                               2002 Semiannual Report o Delaware Pooled Trust 67

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Netherlands - 7.06%
 Elsevier                                            4,473             $  62,072
 ING Groep                                           2,400                63,365
 Royal Dutch Petroleum                               1,400                74,178
                                                                       ---------
                                                                         199,615
                                                                       ---------
 New Zealand - 1.57%
 Telecom Corporation of
   New Zealand                                      20,600                44,433
                                                                       ---------
                                                                          44,433
                                                                       ---------
 Republic of Korea - 1.30%
 POSCO ADR                                           1,500                36,675
                                                                       ---------
                                                                          36,675
                                                                       ---------
 Singapore - 2.03%
 Overseas Chinese Banking                            8,000                57,405
                                                                       ---------
                                                                          57,405
                                                                       ---------
 Spain - 7.21%
 Banco Santander Central
   Hispanoamericano                                  8,429                78,080
 Iberdrola                                           4,400                60,345
+Telefonica de Espana                                6,106                65,365
                                                                       ---------
                                                                         203,790
                                                                       ---------
 United Kingdom - 27.79%
 BG Group                                           21,649                96,619
 Boots                                              10,500               108,412
+Brambles Industries                                 6,600                32,774
 British Airways                                    15,300                52,732
 Cable & Wireless                                    7,700                20,310
 GKN                                                 6,600                30,971
 GlaxoSmithKline                                     3,700                89,507
 HBOS                                                7,500                90,881
 Lloyds TSB Group                                    5,400                61,972
 PowerGen                                            9,800               110,324
 Six Continents                                      8,200                90,580
                                                                       ---------
                                                                         785,082
                                                                       ---------
--------------------------------------------------------------------------------
Total Common Stock
(cost $3,108,077)                                                      2,782,921
================================================================================

                                                 Principal          Market Value
                                                    Amount              (U.S. $)
--------------------------------------------------------------------------------

Repurchase Agreements - 1.13%
With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized
   by $500 U.S. Treasury Notes
   10.75% due 5/15/03,
   market value $592 and $3,000
   U.S. Treasury Notes 11.125%
   due 8/15/03, market value
   $3,073 and $3,000
   U.S. Treasury Notes
   11.875% due 11/15/03,
   market value $2,953 and
   $3,000 U.S. Treasury
   Notes 12.375% due
   5/15/04, market value
   $3,066 and $3,000
   U.S. Treasury Notes
   6.50% due 10/15/06,
   market value $3,007)                            $12,425               $12,425
With J. P. Morgan Chase
   1.80% 5/1/02 (dated
   4/30/02, collateralized by
   $7,000 U.S. Treasury Notes
   5.75% due 11/30/02,
   market value $7,321)                              7,150                 7,150
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $3,000
   U.S. Treasury Notes
   5.375% due 6/30/03,
   market value $3,136 and
   $4,000 U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $4,853 and
   $4,000 U.S. Treasury Notes
   7.25% due 8/15/04,
   market value $4,686)                             12,425                12,425
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $32,000)                                                            32,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.61%
(cost $3,140,077)                                                      2,814,921
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.39%                                             10,918
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 370,262
   Shares Outstanding;
   Equivalent to $7.63
   Per Share - 100.00%                                                $2,825,839
================================================================================


68 Delaware Pooled Trust o 2002 Semiannual Report

--------------------------------------------------------------------------------
Components of Net Assets
   at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $3,129,550
Undistributed net investment income*                                     14,215
Accumulated net realized gain
   on investments                                                         6,991
Net unrealized depreciation of
   investments and foreign currencies                                  (324,917)
--------------------------------------------------------------------------------
Total net assets                                                     $2,825,839
================================================================================

 +Non-income producing security for the period ended April 30, 2002. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 to the Financial Statements.

  ADR - American Depositary Receipts

  See accompanying notes


                               2002 Semiannual Report o Delaware Pooled Trust 69

Delaware Pooled Trust-
The International Small-Cap Portfolio
Statement of Net Assets**
April 30, 2002 (unaudited)

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Common Stock - 98.08%
 Australia - 1.86%
+Gropep Limited                                     25,034              $ 14,383
 QBE Insurance Group                                11,196                43,945
                                                                        --------
                                                                          58,328
                                                                        --------
 Denmark - 0.75%
 Bang & Olufsen Holding Class B                        826                23,527
                                                                        --------
                                                                          23,527
                                                                        --------
 Finland - 0.68%
 Huhtamaki Van Leer Oyj                                400                16,833
 Talentum                                              900                 4,460
                                                                        --------
                                                                          21,293
                                                                        --------
 France - 11.46%
 Boiron                                                465                34,568
 Carbone Lorraine                                    1,420                49,263
+Egide                                                 778                46,305
 Fimalac                                             1,175                50,737
 Manitou                                               470                32,208
 Mecatherm                                             900                30,461
+Nexans                                              2,890                55,209
 Norbert Dentressangle                               1,225                27,707
 Remy Cointreau                                        890                26,786
 Walter                                                340                 6,719
                                                                        --------
                                                                         359,963
                                                                        --------
 Germany - 9.68%
 Boewe Systec                                        3,170                73,983
 Cewe Color Holding                                  1,900                24,089
 KSB Vorzug                                            265                24,596
 Ludwig Beck Rathauseck                              6,309                76,747
+Suess Microtec                                      2,610                75,260
+SZ Testsysteme                                      7,400                29,607
                                                                        --------
                                                                         304,282
                                                                        --------
 Hong Kong - 7.44%
 Cafe De Coral Holdings                             84,000                59,776
 Chen Hsong Holdings                               220,000                39,209
 Hung Hing Printing Group                           82,000                45,210
+Smartone Telecommunications                        52,000                59,340
 SCMP Group Limited                                 46,000                30,080
                                                                        --------
                                                                         233,615
                                                                        --------
 Ireland - 0.95%
 Fyffes                                             24,700                30,047
                                                                        --------
                                                                          30,047
                                                                        --------

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

Italy - 0.98%
Carraro                                              6,200              $  8,268
La Doria                                            11,600                22,422
                                                                        --------
                                                                          30,690
                                                                        --------
Japan - 11.80%
Arcland Sakamoto                                     3,000                34,813
Aronkasei                                           12,000                32,056
Daitec                                               1,000                 8,178
Fancl                                                1,320                42,047
Getz Brothers                                        8,000                39,377
Kayaba Industry                                     23,000                32,422
Miyachi Technos                                      1,800                24,112
Nagawa                                               6,000                25,467
Otsuka Kagu Limited                                  1,200                45,794
Takara Printing                                      9,500                56,971
Ube-Nitto Kasei                                     12,000                29,439
                                                                        --------
                                                                         370,676
                                                                        --------
Netherlands - 5.33%
Athlon Groep                                         3,857                50,396
Draka Holding                                          800                28,655
ICT Automatisering                                   3,316                45,717
Stork                                                1,700                17,923
United Services Group                                1,200                24,870
                                                                        --------
                                                                         167,561
                                                                        --------
New Zealand - 3.64%
Restaurant Brands
   New Zealand                                      68,300                65,102
The Warehouse Group                                 15,000                49,404
                                                                        --------
                                                                         114,506
                                                                        --------
Norway - 0.49%
Nera                                                 9,324                15,307
                                                                        --------
                                                                          15,307
                                                                        --------
Singapore - 3.71%
Asia Pacific Breweries                              10,000                28,702
Courts (Singapore) Limited                          48,000                15,632
Singapore Airport Terminal
   Services                                         25,000                24,425
SMRT Corporation                                   130,000                47,717
                                                                        --------
                                                                         116,476
                                                                        --------
Spain - 2.13%
Aldeasa                                              2,320                39,930
Portland Valderrivas                                   900                27,087
                                                                        --------
                                                                          67,017
                                                                        --------
Switzerland - 2.94%
Lindt & Spruengli                                       15                92,355
                                                                        --------
                                                                          92,355
                                                                        --------


70 Delaware Pooled Trust o 2002 Semiannual Report

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 United Kingdom - 34.24%
 Aga Foodservice Group                              11,300            $   46,521
 Arriva                                              8,300                42,939
 Body Shop International                            62,896                89,367
 Bovis Homes Group                                   8,375                53,702
 Bristol Water Holdings                              2,000                35,704
 Cobham                                              1,951                32,768
 Fuller Smith & Turner                               4,795                37,384
+Generics Group                                      4,400                 4,168
 H.P. Bulmer Holdings                                7,210                36,197
 Harvey Nichols                                     21,100                70,723
 IMI                                                10,500                45,752
 Laird Group                                        14,500                39,198
 Northern Foods                                     43,900               117,554
 Pendragon                                          14,255                77,798
 Persimmon                                          11,100                74,450
 PizzaExpress                                        6,400                62,769
 Rexam                                              13,318                96,313
+Send Group                                            950                 1,274
 TT Electronics                                     19,000                50,809
+TTP Communications                                 48,160                60,358
                                                                      ----------
                                                                       1,075,748
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $3,333,083)                                                      3,081,391
================================================================================

                                                 Principal
                                                  Amount
--------------------------------------------------------------------------------

Repurchase Agreements - 1.59%
With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized
   by $1,000 U.S. Treasury Notes
   10.75% due 5/15/03,
   market value $925 and $4,000
   U.S. Treasury Notes
   11.125% due 8/15/03,
   market value $4,801 and
   $4,000 U.S. Treasury Notes
   11.875% due 11/15/03,
   market value $4,613 and
   4,000 U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $4,791 and
   $4,000 U.S. Treasury Notes
   6.50% due 10/15/06,
   market value $4,698)                            $19,400                19,400

                                                 Principal          Market Value
                                                    Amount              (U.S. $)
--------------------------------------------------------------------------------

With J. P. Morgan Chase
   1.80% 5/1/02
   (dated 4/30/02,
   collateralized by $11,000
   U.S. Treasury Notes 5.75%
   due 11/30/02,
   market value $11,440)                           $11,200             $ 11,200
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $5,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $4,901 and $7,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market value
   $7,582 and $6,000
   U.S. Treasury Notes 7.25%
   due 8/15/04,
   market value $7,321)                             19,400               19,400
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $50,000)                                                           50,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.67%
(cost $3,383,083)                                                     3,131,391
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.33%                                            10,283
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 413,430
   Shares Outstanding;
   Equivalent to $7.60
   Per Share - 100.00%                                               $3,141,674
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $3,455,231
Undistributed net investment income*                                     10,344
Accumulated net realized loss
   on investments                                                       (72,282)
Net unrealized depreciation of
   investments and foreign currencies                                  (251,619)
--------------------------------------------------------------------------------
Total net assets                                                     $3,141,674
================================================================================

 +Non-income producing security for the period ended April 30, 2002.

 *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 to the Financial Statements.

  See accompanying notes


                                2002 Semiannual Report o Delaware Pooled Trust71

Delaware Pooled Trust-
The Emerging Markets Portfolio
Statement of Net Assets**
April 30, 2002 (Unaudited)

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Common Stock - 94.68%
 Argentina - 0.24%
+Central Puerto Class B                            634,916           $    71,034
 Transportadora de Gas
   del Sur ADR                                     198,200               275,498
                                                                     -----------
                                                                         346,532
                                                                     -----------
 Brazil - 13.67%
 Aracruz Celulose ADR                              102,990             2,240,033
 Brasil Telecom                                329,752,865             1,771,890
 Brasil Telecom                                  3,977,606                17,166
+Companhia Energetica
   de Minas Gerais ADR                             138,951             2,098,165
+Companhia Paranaense
   de Energia Copel ADR                            406,747             2,900,106
 Gerdau Metalurgica                            212,986,000             4,406,607
 Petroleo Brasileiro ADR                            80,521             1,884,191
 Petroleo Brasileiro
   Petrobras                                         8,000               185,014
 Rossi Residential GDR                              22,000                16,289
+Telemar Norte Leste                           117,005,238             2,569,313
 Uniao de Bancos
   Brasileiros                                  80,410,000             1,701,079
                                                                     -----------
                                                                      19,789,853
                                                                     -----------
 Chile - 2.73%
 Administradora de Fondos
   de Pensiones Provida ADR                        113,510             2,860,452
 Empresa Nacional
   Electricidad ADR                                118,812             1,101,387
                                                                     -----------
                                                                       3,961,839
                                                                     -----------
 China - 9.66%
 Beijing Capital
   International Airport                        12,678,000             3,023,545
 Guangshen Railway                              15,346,000             2,971,152
 Yanzhou Coal Mining
   Class H                                       9,662,000             3,902,387
 Zhejiang Expressway                            14,214,000             4,100,639
                                                                     -----------
                                                                      13,997,723
                                                                     -----------
 Czech Republic - 1.10%
 CEZ                                               657,280             1,594,714
                                                                     -----------
                                                                       1,594,714
                                                                     -----------

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Egypt - 1.29%
+Mobinil - Egyptian
   Mobile Services                                 254,301           $ 1,534,082
 Paints & Chemical
   Industries GDR 144A                             383,950               337,607
                                                                     -----------
                                                                       1,871,689
                                                                     -----------
 Estonia - 2.19%
 Eesti Telekom GDR                                   6,546                98,845
 Eesti Telekom GDR 144A                             76,094             1,145,740
 Hansabank                                         153,373             1,925,187
                                                                     -----------
                                                                       3,169,772
                                                                     -----------
 Hong Kong - 2.38%
 Chaoda Modern Agriculture                       6,580,000             2,383,401
+China Mobile                                      326,500             1,069,613
                                                                     -----------
                                                                       3,453,014
                                                                     -----------
 Hungary - 2.02%
 Gedeon Richter GDR                                 14,121               901,626
 Gedeon Richter GDR 144A                             6,405               407,776
 OTP Bank                                          182,350             1,618,891
                                                                     -----------
                                                                       2,928,293
                                                                     -----------
 India - 7.17%
 Gas Authority of
   India GDR 144A                                  308,601             3,010,341
 ICICI ADR                                         293,079             1,863,982
 Mahanagar Telecom
   Nigam ADR                                       447,300             2,862,720
 Videsh Sanchar Nigam ADR                          344,088             2,649,478
                                                                     -----------
                                                                      10,386,521
                                                                     -----------
 Indonesia - 1.02%
 Hanjaya Mandala
   Sampoerna                                     3,152,500             1,478,262
                                                                     -----------
                                                                       1,478,262
                                                                     -----------
 Israel - 0.92%
 Bank Hapoalim                                     876,737             1,339,186
                                                                     -----------
                                                                       1,339,186
                                                                     -----------
 Malaysia - 1.79%
 Petronas Dagangan                               1,757,000             2,589,263
                                                                     -----------
                                                                       2,589,263
                                                                     -----------
 Mexico - 5.41%
 Cemex de C.V                                      669,534             4,242,054
 Grupo Continental                                 581,300             1,013,760
 Grupo Elektra de C.V                            1,255,800             1,239,023
 Telefonos de Mexico ADR                            35,600             1,347,104
                                                                     -----------
                                                                       7,841,941
                                                                     -----------


72 Delaware Pooled Trust o 2002 Semiannual Report

                                                    Number          Market Value
                                                 of Shares              (U.S. $)
--------------------------------------------------------------------------------

 Republic of Korea - 6.72%
 Korea Tobacco & Ginseng
   GDR 144A                                         13,167           $    94,119
 KT ADR                                            131,465             2,977,682
 Pohang Iron & Steel                                17,010             1,689,104
 POSCO ADR                                          73,785             1,804,043
 Samsung Electronics                                10,760             3,176,322
                                                                     -----------
                                                                       9,741,270
                                                                     -----------
 Russia - 7.15%
 Gazprom ADR                                        62,004               985,864
 Gazprom ADR 144A                                  174,518             2,774,836
 Lukoil Holdings ADR                                44,808             3,186,333
+Norilsk Nickel ADR                                144,200             3,417,540
                                                                     -----------
                                                                      10,364,573
                                                                     -----------
 South Africa - 17.84%
 African Bank Investments                        3,105,834             2,190,570
 Amalgamated Banks of
   South Africa                                  1,106,835             3,226,728
 Aspen Pharmacare
   Holdings                                      2,357,840             1,685,177
 Impala Platinum Holdings                           76,118             4,939,171
+Iscor                                             562,525               978,659
 Kumba Resources                                   863,013             3,424,896
+Nampak                                          1,109,375             1,319,734
 Network Healthcare
   Holdings                                      5,763,564             1,636,876
 Profurn                                           302,913                68,367
 Sanlam                                          3,721,834             3,115,047
 Sasol                                             305,100             3,242,189
                                                                     -----------
                                                                      25,827,414
                                                                     -----------
 Taiwan - 6.96%
 China Steel ADR                                   134,787             1,226,885
 China Steel GDR                                   107,131               965,250
 President Chain Store                           1,172,000             2,042,459
+United Microelectronics ADR                       202,379             2,044,028
+Yageo GDR                                         356,000             1,388,400
+Yageo GDR 144A                                    620,451             2,419,759
                                                                     -----------
                                                                      10,086,781
                                                                     -----------
 Thailand - 4.42%
 Electricity Generating
   Public Company                                3,828,600             3,606,876
 Hana Microelectronics                             888,000             1,693,677
 PTT Public                                      1,612,800             1,109,254
                                                                     -----------
                                                                       6,409,807
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $134,574,468)                                                  137,178,447
================================================================================

                                                 Principal          Market Value
                                                    Amount              (U.S. $)
--------------------------------------------------------------------------------

Repurchase Agreements - 4.73%
With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized
   by $112,000 U.S. Treasury Notes
   10.75% due 5/15/03,
   market value $126,750 and
   $582,000 U.S. Treasury Notes
   11.125% due 8/15/03,
   market value $658,097 and
   $532,000 U.S. Treasury Notes
   11.875% due 11/15/03,
   market value $632,405 and
   $532,000 U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $656,805 and
   $593,000 U.S. Treasury Notes
   6.50% due 10/15/06,
   market value $643,970)                        $2,659,000           $2,659,000
With J. P. Morgan Chase
   1.80% 5/1/02 (dated
   4/30/02, collateralized by
   $1,500,000 U.S. Treasury
   Notes 5.75% due 11/30/02,
   market value $1,568,128)                      1,536,000             1,536,000
With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $639,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $671,765 and $841,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market value
   $1,039,355 and $915,000
   U.S. Treasury Notes 7.25%
   due 8/15/04,
   market value $1,003,614)                      2,659,000             2,659,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $6,854,000)                                                      6,854,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.41%
(cost $141,428,468)                                                  144,032,447
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.59%                                            859,784
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 18,070,550
   Shares Outstanding;
   Equivalent to $8.02
   Per Share- 100.00%                                               $144,892,231
================================================================================


                               2002 Semiannual Report o Delaware Pooled Trust 73

--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $156,403,986
Undistributed net investment income*                                  2,149,378
Accumulated net realized loss
   on investments                                                   (16,270,333)
Net unrealized appreciation of
   investments and foreign currencies                                 2,609,200
--------------------------------------------------------------------------------
Total net assets                                                   $144,892,231
================================================================================

 +Non-income producing security for the period ended April 30, 2002.

 *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #11 to the Financial Statements.

  ADR - American Depositary Receipt
  GDR - Global Depositary Receipt

  See accompanying notes

Delaware Pooled Trust-
The Global Fixed Income Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

Bonds - 97.10%
Australia - 7.18%
New South Wales Treasury
   6.50% 5/1/06            AUD                  20,500,000           $11,263,938
Queensland Treasury
  +6.00% 7/14/09                                 7,000,000             3,733,719
   6.00% 6/14/11                                 9,000,000             4,698,340
                                                                     -----------
                                                                      19,695,997
                                                                     -----------
Austria - 9.88%
Oesterreich Kontrollbank
   1.80% 3/22/10           JPY                 380,000,000             3,161,129
   5.25% 4/25/08           EUR                   3,000,000             2,730,944
  +6.00% 5/19/09           USD                   5,600,000             5,818,641
Republic Of Austria
   5.25% 1/4/11            EUR                  14,000,000            12,615,400
   5.50% 10/20/07                                3,000,000             2,781,696
                                                                     -----------
                                                                      27,107,810
                                                                     -----------
Belgium - 4.58%
Kingdom of Belgium
   5.75% 9/28/10           EUR                  13,500,000            12,582,104
                                                                     -----------
                                                                      12,582,104
                                                                     -----------
Canada - 5.95%
Canada Government
   4.25% 9/1/07            CAD                   5,000,000             3,083,774
   5.50% 6/1/10                                  7,000,000             4,447,856
Ontario Province
   6.25% 12/3/08           NZD                   6,000,000             2,557,758
   7.50% 1/19/06           CAD                   9,000,000             6,224,947
                                                                     -----------
                                                                      16,314,335
                                                                     -----------
Finland - 3.51%
Republic of Finland
   3.75% 11/12/03          EUR                   4,500,000             4,040,133
  +5.75% 2/23/11                                 6,000,000             5,587,754
                                                                     -----------
                                                                       9,627,887
                                                                     -----------
France - 7.96%
Government of France
   4.00% 10/25/09          EUR                  25,000,000            21,051,948
   5.00% 7/12/05                                   850,000               777,121
                                                                     -----------
                                                                      21,829,069
                                                                     -----------



74 Delaware Pooled Trust o 2002 Semiannual Report

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

Germany - 11.28%
Depfa Pfandbriefbank
   5.625% 2/7/03           EUR                   4,000,000           $ 3,653,420
Deutschland Republic
   6.25% 1/4/24                                 18,000,000            17,639,033
Kredit Fuer Wiederaufbau
   5.25% 7/4/12                                 10,000,000             8,962,332
Treuhandansstalt
   6.875% 6/11/03                                  760,000               707,264
                                                                     -----------
                                                                      30,962,049
                                                                     -----------
Italy - 2.90%
Republic of Italy
   0.375% 5/12/02          JPY                 850,000,000             6,620,448
   5.00% 11/20/03          USD                   1,300,000             1,333,736
                                                                     -----------
                                                                       7,954,184
                                                                     -----------
Netherlands - 7.54%
Baden Wurt L- Finance
   6.625% 8/20/03          DEM                  16,000,000             7,594,246
Netherlands Government
   5.75% 2/15/07           EUR                  11,000,000            10,326,426
   7.50% 1/15/23                                 2,500,000             2,768,179
                                                                     -----------
                                                                      20,688,851
                                                                     -----------
New Zealand - 11.17%
New Zealand Government
  +6.00% 11/15/11         NZD                   41,000,000            17,421,245
   7.00% 7/15/09                                28,000,000            12,751,167
  +8.00% 4/15/04                                 1,000,000               462,997
                                                                     -----------
                                                                      30,635,409
                                                                     -----------
Norway - 2.87%
Kingdom of Norway
   5.50% 5/15/09           NOK                  24,400,000             2,709,708
   6.00% 5/16/11                                22,500,000             2,553,579
   6.75% 1/15/07                                22,000,000             2,621,151
                                                                     -----------
                                                                       7,884,438
                                                                     -----------
Supranational - 9.04%
European Investment Bank
   5.00% 4/15/08           EUR                   5,000,000             4,485,788
Inter-American
   Development Bank
   5.50% 3/30/10                                10,500,000             9,642,229
International Bank
   Reconstruction &
   Development
   5.50% 11/3/08           NZD                   7,000,000             2,875,334
   6.125% 9/27/02          DEM                   8,000,000             3,722,983
   7.25% 5/27/03           NZD                   9,000,000             4,066,212
                                                                     -----------
                                                                      24,792,546
                                                                     -----------

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

 Sweden - 4.77%
+Swedish Government
   3.50% 4/20/06                 SEK            50,000,000          $  4,560,155
 Swedish Government
   Series 1043
   5.00% 1/28/09                                90,000,000             8,521,848
                                                                    ------------
                                                                      13,082,003
                                                                    ------------
 United States - 8.47%
 Fannie Mae
   6.375% 8/15/07                AUD            13,500,000             7,316,123
 KFW International
   Finance 1.00%
   12/20/04                      JPY           485,000,000             3,867,784
 U.S. Treasury Inflation
   Index Notes
   3.625% 4/15/28                USD             5,859,044             6,123,622
   3.875% 4/15/29                                5,438,200             5,931,891
                                                                    ------------
                                                                      23,239,420
                                                                    ------------
--------------------------------------------------------------------------------
 Total Bonds
 (cost $278,779,392)                                                 266,396,102
================================================================================

 Repurchase Agreements - 1.05%
 With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $47,000
   U.S. Treasury Notes 10.75%
   due 5/15/03, market value
   $53,167 and $244,000 U.S.
   Treasury Notes 11.125% due
   8/15/03, market value
   $276,048 and $223,000
   U.S. Treasury Notes 11.875%
   due 11/15/03, market value
   $265,271 and $223,000
   U.S. Treasury Notes 12.375%
   due 5/15/04, market value
   $275,506 and $249,000
   U.S. Treasury Notes 6.50%
   due 10/15/06, market
   value $270,122)               USD             1,115,250             1,115,250
 With J. P. Morgan Chase
   1.80% 5/1/02 (dated 4/30/02,
   collateralized by $629,000
   U.S. Treasury Notes
   5.75% due 11/30/02,
   market value $657,772)                          644,500               644,500



                               2002 Semiannual Report o Delaware Pooled Trust 75

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $268,000
   U.S. Treasury Notes 5.375%
   due 6/30/03, market value
   $281,780 and $353,000
   U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $435,971
   and $384,000 U.S.
   Treasury Notes 7.25%
   due 8/15/04, market
   value $420,979)              USD              1,115,250          $ 1,115,250
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,875,000)                                                     2,875,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.15%
(cost $281,654,392)                                                 269,271,102
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 1.85%                                         5,068,501
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 26,574,452
   Shares Outstanding;
   Equivalent to $10.32
   per share- 100.00%                                              $274,339,603
================================================================================
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization -
   no par)                                                         $300,273,819
Undistributed net investment
   income**                                                           5,393,912
Accumulated net realized
   loss on investments                                              (19,082,560)
Net unrealized depreciation
   of investments and
   foreign currencies                                               (12,245,568)
--------------------------------------------------------------------------------
Total net assets                                                    $274,339,603
================================================================================

 *Principal amount is stated in the currency in which each bond is denominated.
   AUD - Australian Dollar
   CAD - Canadian Dollar
   DEM - German Mark
   EUR - European Monetary Unit
   JPY - Japanese Yen
   SEK - Swedish Krona
   NOK - Norwegian Kroner
   NZD - New Zealand Dollar
   USD - U.S. Dollar
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

 +Fully or partially on loan. See Note #9 in Notes to Financial Statements.

  See accompanying notes

Delaware Pooled Trust-
The International Fixed Income Portfolio
Statement of Net Assets
April 30, 2002 (Unaudited)

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

Bonds - 96.95%
Australia - 7.94%
New South Wales Treasury
   7.00% 4/1/04                   AUD              500,000            $  275,905
   8.00% 3/1/08                                  2,000,000             1,173,376
Queensland Treasury
   6.00% 6/14/11                                 1,700,000               887,464
Queensland Treasury
   Global 6.50% 6/14/05                          1,100,000               603,708
                                                                      ----------
                                                                       2,940,453
                                                                      ----------
Austria - 6.83%
Oesterreich Kontrollbank
   5.25% 4/25/08                  EUR            1,000,000               910,315
Republic of Austria
   5.25% 1/4/11                                  1,800,000             1,621,980
                                                                      ----------
                                                                       2,532,295
                                                                      ----------
Belgium - 4.53%
Kingdom of Belgium
   5.75% 9/28/10                  EUR            1,800,000             1,677,614
                                                                      ----------
                                                                       1,677,614
                                                                      ----------
Finland - 2.66%
Republic of Finland
   9.50% 3/15/04                  EUR            1,000,000               986,615
                                                                      ----------
                                                                         986,615
                                                                      ----------
France - 4.55%
Government of France
   4.00% 10/25/09                 EUR            2,000,000             1,684,156
                                                                      ----------
                                                                       1,684,156
                                                                      ----------
Germany - 22.15%
Bayerische Vereinsbank
   6.50% 6/6/05                   EUR            1,000,000               950,661
Deutschland Republic
   4.00% 7/4/09                                  2,200,000             1,867,836
   6.00% 1/4/07                                  1,400,000             1,328,591
   6.50% 7/4/27                                  1,900,000             1,927,984
Kredit Fuer
   Wiederaufbau
   5.00% 7/4/11                                  1,800,000             1,593,448
Lbank Rheinland
   Pfalz Giro
   4.50% 10/21/03                                  600,000               544,715
                                                                      ----------
                                                                       8,213,235
                                                                      ----------


76 Delaware Pooled Trust o 2002 Semiannual Report

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

Italy - 2.23%
Republic of Italy
   5.125% 7/29/03          JPY                 100,000,000          $    827,954
                                                                    ------------
                                                                         827,954
                                                                    ------------
Netherlands - 6.50%
DSL Finance
   5.75% 3/19/09           DEM                   1,500,000               711,209
Netherlands Government
   5.50% 7/15/10           EUR                   1,000,000               921,015
   7.50% 1/15/23                                   700,000               775,090
                                                                    ------------
                                                                       2,407,314
                                                                    ------------
New Zealand - 8.77%
New Zealand Government
   6.00% 11/15/11          NZD                   4,000,000             1,699,634
   7.00% 7/15/09                                 3,400,000             1,548,356
                                                                    ------------
                                                                       3,247,990
                                                                    ------------
Norway - 2.90%
Kingdom of Norway
   5.50% 5/15/09           NOK                   3,400,000               377,582
   6.00% 5/16/11                                 3,000,000               340,477
   6.75% 1/15/07                                 3,000,000               357,430
                                                                    ------------
                                                                       1,075,489
                                                                    ------------
Spain - 3.26%
Kingdom of Spain
   3.10% 9/20/06           JPY                  60,000,000               523,127
   4.625% 7/22/04                               80,000,000               685,629
                                                                    ------------
                                                                       1,208,756
                                                                    ------------
Supranational - 13.86%
European Investment Bank
   5.00% 4/15/08           EUR                   1,500,000             1,345,736
Inter-American
   Development Bank
   5.50% 3/30/10                                   750,000               688,731
International Bank
   Reconstruction &
   Development
   2.00% 2/18/08           JPY                  90,000,000               759,164
   4.50% 3/20/03                               100,000,000               809,026
International Finance
   6.75% 7/15/09           NZD                   3,500,000             1,533,291
                                                                    ------------
                                                                       5,135,948
                                                                    ------------
Sweden - 4.79%
Swedish Government
   3.50% 4/20/06           SEK                   7,000,000               638,422
Swedish Government
   Series 1043
   5.00% 1/28/09                                12,000,000             1,136,246
                                                                    ------------
                                                                       1,774,668
                                                                    ------------

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

United States - 5.98%
Fannie Mae
   1.75% 3/26/08                    JPY         90,000,000            $  748,848
   6.375% 8/15/07                   AUD          1,300,000               704,516
   7.25% 6/20/02                    NZD          1,700,000               762,514
                                                                      ----------
                                                                       2,215,878
                                                                      ----------
--------------------------------------------------------------------------------
Total Bonds
(cost $37,722,667)                                                    35,928,365
================================================================================

Repurchase Agreements - 1.01%
With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $6,000
   U.S. Treasury Notes
   10.75% due 5/15/03,
   market value $6,898
   and $32,000
   U.S. Treasury Notes
   11.125% due 8/15/03,
   market value $35,814
   and $29,000
   U.S. Treasury Notes
   11.875% due 11/15/03,
   market value $34,416 and
   $29,000 U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $35,844 and
   $32,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $35,045)            USD            144,700               144,700
With J. P. Morgan Chase
   1.80% 5/1/02 (dated
   4/30/02, collateralized
   by $82,000 U.S.
   Treasury Notes 5.75%
   due 11/30/02, market
   value $85,339)                                   83,600                83,600



                               2002 Semiannual Report o Delaware Pooled Trust 77

                                                 Principal          Market Value
                                                   Amount*              (U.S. $)
--------------------------------------------------------------------------------

With UBS Warburg
   1.87% 5/1/02
   (dated 4/30/02,
   collateralized by $35,000
   U.S. Treasury Notes
   5.375% due 6/30/03,
   market value $36,558
   and $46,000
   U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $56,562
   and $50,000
   U.S. Treasury Notes
   7.25% due 8/15/04,
   market value $54,617)            USD            144,700             $144,700
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $373,000)                                                         373,000
================================================================================
--------------------------------------------------------------------------------
Total Market Value of Securities - 97.96%
(cost $38,095,667)                                                   36,301,365
================================================================================
--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 2.04%                                           754,129
================================================================================
--------------------------------------------------------------------------------
Net Assets Applicable to 4,019,709
   Shares Outstanding;
   Equivalent to $9.22
   Per Share - 100.00%                                              $37,055,494
================================================================================




--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $42,265,147
Undistributed net investment income**                                   757,231
Accumulated net realized loss
   on investments                                                    (4,138,549)
Net unrealized depreciation of
   investments and foreign currencies                                (1,828,335)
--------------------------------------------------------------------------------
Total net assets                                                    $37,055,494
================================================================================
 *Principal amount is stated in the currency in which each bond is denominated.
    AUD - Australian Dollar
    DEM - German Mark
    EUR - European Monetary Unit
    JPY - Japanese Yen
    NOK - Norwegian Kroner
    NZD - New Zealand Dollar
    SEK - Swedish Krona
    USD - U.S. Dollar
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  See accompanying notes


78 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Statements of Assets and Liabilities
April 30, 2002 (Unaudited)


                                                      The                The
                                                 Intermediate        High-Yield
                                                 Fixed Income           Bond
                                                   Portfolio          Portfolio
-------------------------------------------------------------------------------
Assets:
Investments at market                            $6,911,488          $5,133,752
Cash and foreign currency                            14,348              33,522
Dividends and interest receivable                    61,561             121,305
Receivable for securities sold                      329,392             326,162
                                                 ------------------------------
Total assets                                      7,316,789           5,614,741
                                                 ------------------------------

Liabilities:
Payable for securities purchased                  1,072,312             458,241
Other accounts payable and accrued expenses           5,450               8,033
                                                 ------------------------------
Total liabilities                                 1,077,762             466,274
                                                 ------------------------------

Total net assets                                 $6,239,027          $5,148,467
                                                 ==============================

Investments at cost                              $6,832,352          $5,160,835
                                                 ==============================

See accompanying notes


                               2002 Semiannual Report o Delaware Pooled Trust 79

Delaware Pooled Trust
Statements of Operations (Unaudited)

                                                                     Six Months           Six Months           Six Months
                                                                       Ended                Ended                 Ended
                                                                      4/30/02              4/30/02               4/30/02
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        The                  The                   The
                                                                     Large-Cap             Focused              Small-Cap
                                                                    alue Equity             Value             Value Equity
                                                                     Portfolio            Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                         $   679,489           $    17,621           $    18,058
Interest                                                                9,080                    45                 1,253
Securities lending income                                                  --                    --                    --
Foreign tax withheld                                                       --                    --                    --
                                                                  -----------------------------------------------------------------
                                                                      688,569                17,666                19,311
                                                                  -----------------------------------------------------------------
Expenses:
Management fees                                                       176,437                 8,717                10,539
Accounting and administration expenses                                  6,126                   372                   602
Reports and statements to shareholders                                  1,797                   257                    87
Registration fees                                                         900                   153                   361
Professional fees                                                         513                    87                   161
Taxes (other than taxes on income)                                         --                    --                    --
Dividend disbursing and transfer agent fees and expenses                3,208                   118                   194
Custodian fees                                                            282                   137                   343
Trustees' fees                                                            161                    85                   160
Other                                                                     774                   208                   303
                                                                  -----------------------------------------------------------------
                                                                      190,198                10,134                12,750
Less expenses absorbed or waived                                           --                    --                  (292)
Less expenses paid indirectly                                            (857)                  (30)                  (34)
                                                                  -----------------------------------------------------------------
Total expenses                                                        189,341                10,104                12,424
                                                                  -----------------------------------------------------------------

Net Investment Income (Loss)                                          499,228                 7,562                 6,887
                                                                  -----------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                          (543,410)             (113,813)              154,574
Futures contracts                                                          --                    --                    --
Foreign currencies                                                         --                    --                    --
                                                                  -----------------------------------------------------------------
Net realized gain (loss)                                             (543,410)             (113,813)              154,574
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                               6,496,071               106,379               570,957
                                                                  -----------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                               5,952,661                (7,434)              725,531
                                                                  -----------------------------------------------------------------

Net Increase (Decrease) In Net Assets
   Resulting from Operations                                      $ 6,451,889           $       128           $   732,418
                                                                  =================================================================

See accompanying notes

80 Delaware Pooled Trust o 2002 Semiannual Report

    Six Months          Six Months             Six Months            Six Months             Six Months           Six Months
      Ended               Ended                  Ended                 Ended                   Ended                Ended
     4/30/02             4/30/02                4/30/02               4/30/02                 4/30/02              4/30/02
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 The
       The                  The                   The                    The                 Real Estate             The
     All-Cap             Large-Cap               Mid-Cap              Small-Cap               Investment         Intermediate
  Growth Equity        Growth Equity          Growth Equity          Growth Equity              Trust            Fixed Income
    Portfolio            Portfolio               Portfolio             Portfolio              Portfolio II         Portfolio
-------------------------------------------------------------------------------------------------------------------------------

   $    17,313           $     4,930           $     6,270           $    56,946           $   217,603           $     3,405
         7,936                   985                 1,467                29,897                 7,829               165,190
            --                    --                    --                    --                    --                    --
            --                    --                    --                    --                    --                    --
 -------------------------------------------------------------------------------------------------------------------------------
        25,249                 5,915                 7,737                86,843               225,432               168,595
 -------------------------------------------------------------------------------------------------------------------------------

        38,995                 4,156                10,678               151,902                44,056                12,463
         2,000                   276                   611                 8,670                 2,527                 1,341
         6,730                   220                   475                 1,334                 1,200                   704
         9,738                 6,049                 5,956                 2,633                 7,137                 1,963
           600                 1,130                   498                 2,610                   958                   655
            --                    --                    15                    --                    --                    --
           480                    67                   386                 2,495                   858                   321
         1,400                   311                   850                 1,567                    33                 1,019
           600                   150                   196                   720                    50                   266
         2,957                    96                   859                 4,074                 1,361                   304
 -------------------------------------------------------------------------------------------------------------------------------
        63,500                12,455                20,524               176,005                58,180                19,036
       (17,143)               (7,271)               (7,248)                  (84)               (8,137)               (2,417)
          (125)                  (15)                  (40)                 (485)                 (165)                 (100)
 -------------------------------------------------------------------------------------------------------------------------------

        46,232                 5,169                13,236               175,436                49,878                16,519
 -------------------------------------------------------------------------------------------------------------------------------

       (20,983)                  746                (5,499)              (88,593)              175,554               152,076
 -------------------------------------------------------------------------------------------------------------------------------




      (671,636)             (185,146)              (76,141)           (1,090,230)              482,904               (31,497)
            --                    --                    --                    --                    --                23,028
            --                    --                    --                    --                    --                    --
 -------------------------------------------------------------------------------------------------------------------------------
      (671,636)             (185,146)              (76,141)           (1,090,230)              482,904                (8,469)

       854,345               234,472               382,748             5,423,751             1,115,908              (147,735)
 -------------------------------------------------------------------------------------------------------------------------------


       182,709                49,326               306,607             4,333,521             1,598,812              (156,204)
-------------------------------------------------------------------------------------------------------------------------------

   $   161,726           $    50,072           $   301,108           $ 4,244,928           $ 1,774,366           $    (4,128)
================================================================================================================================





                                                                               2002 Semiannual Report o Delaware Pooled Trust 81

Delaware Pooled Trust
Statements of Operations (Unaudited) continued

                                                               Six Months      Six Months         Six Months      Six Months
                                                                 Ended            Ended             Ended            Ended
                                                                4/30/02          4/30/02           4/30/02          4/30/02
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   The            The                The              The
                                                                  Core         High-Yield       Diversified Core     Global
                                                               Fixed Income       Bond           Fixed Income        Equity
                                                                Portfolio       Portfolio         Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                    $      1,021      $      7,702      $      3,041      $     40,994
Interest                                                           66,385           252,340           256,476               623
Securities lending income                                              --                --                --                --
Foreign tax withheld                                                   --                --                --            (2,580)
                                                             ----------------------------------------------------------------------
                                                                   67,406           260,042           259,517            39,037
                                                             ----------------------------------------------------------------------
Expenses:
Management fees                                                     5,179             9,947            18,000            11,715
Accounting and administration expenses                                557             1,124             1,792               650
Reports and statements to shareholders                                 --               305               275               100
Registration fees                                                     209             2,491             1,550             2,276
Professional fees                                                     123               230             1,147                10
Taxes (other than taxes on income)                                     --                --                --                --
Dividend disbursing and transfer agent fees and expenses              164               408               700               249
Custodian fees                                                        492             1,045             2,365                76
Trustees' fees                                                        137               253               130                60
Distribution expense Class R                                           --                --                --                --
Other                                                                  33               275             1,192                92
                                                             ----------------------------------------------------------------------
                                                                    6,894            16,078            27,151            15,228
Less expenses absorbed or waived                                     (198)           (2,759)           (3,010)             (249)
Less expenses paid indirectly                                         (77)             (197)             (251)              (42)
                                                             ----------------------------------------------------------------------

Total expenses                                                      6,619            13,122            23,890            14,937
                                                             ----------------------------------------------------------------------

Net Investment Income (Loss)                                       60,787           246,920           235,627            24,100
                                                             ----------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                       (16,657)          (79,008)          (27,982)            7,377
Futures contracts                                                   4,779                --             8,744                --
Foreign currencies                                                     --                --            (1,000)             (966)
                                                             ----------------------------------------------------------------------
Net realized gain (loss)                                          (11,878)          (79,008)          (20,238)            6,411
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                          (77,312)           77,353          (131,415)          220,855
                                                             ----------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                             (89,190)           (1,655)         (151,653)          227,266
                                                             ----------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
   Resulting from Operations                                 $    (28,403)     $    245,265      $     83,974      $    251,366
                                                             ======================================================================

See accompanying notes

82 Delaware Pooled Trust o 2002 Semiannual Report

    Six Months       Six Months       Six Months        Six Months        Six Months        Six Months        Six Months
      Ended            Ended             Ended             Ended             Ended             Ended             Ended
     4/30/02          4/30/02           4/30/02           4/30/02           4/30/02           4/30/02           4/30/02
----------------------------------------------------------------------------------------------------------------------------
                        The                The                                                 The
       The          Labor Select      International          The             The              Global               The
  International     International       Large-Cap       International      Emerging           Fixed           International
      Equity           Equity             Equity           Small-Cap        Markets           Income           Fixed Income
    Portfolio        Portfolio          Portfolio         Portfolio        Portfolio         Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------------------------

  $  6,154,704      $  1,169,928      $     36,764      $     32,566      $  3,208,539      $         --      $         --
        80,291            22,980               255               341            47,182         6,857,425           904,891
        86,787            15,276                --                --                --            40,026                --
      (545,955)         (119,569)           (3,433)           (3,420)         (159,997)               --                --
----------------------------------------------------------------------------------------------------------------------------
     5,775,827         1,088,615            33,586            29,487         3,095,724         6,897,451           904,891
----------------------------------------------------------------------------------------------------------------------------

     1,654,434           315,164             9,937            14,504           649,807           672,048            89,595
        94,891            18,065               745               620            27,481            57,737             7,400
        40,982             5,750               260               102            12,654            34,000               500
         7,500             2,900               493               235             7,100            10,206             8,500
        34,667             5,195               357               216             7,600            20,866             1,000
         3,992               900                 6                --                --                --                --
        40,141             4,818               230               183             8,573            16,086             1,850
       125,224             5,948             1,022               784            19,800            42,901             3,950
         7,261               850                --               206             1,905             6,117               890
            11                --                --                --                --                --                --
        44,623             8,193               164               284             7,187            29,956             3,229
----------------------------------------------------------------------------------------------------------------------------
     2,053,726           367,783            13,214            17,134           742,107           889,917           116,914
            --                --              (533)               --                --           (79,675)           (8,896)
        (5,589)           (1,065)              (38)              (45)           (1,553)           (3,475)             (430)
----------------------------------------------------------------------------------------------------------------------------

     2,048,137           366,718            12,643            17,089           740,554           806,767           107,588
----------------------------------------------------------------------------------------------------------------------------

     3,727,690           721,897            20,943            12,398         2,355,170         6,090,684           797,303
----------------------------------------------------------------------------------------------------------------------------




       538,986           262,210             7,241           (72,147)        1,016,623           262,195          (330,385)
            --                --                --                --                --                --                --
        55,107              (289)             (768)              (79)         (196,621)         (179,672)          (15,391)
----------------------------------------------------------------------------------------------------------------------------
       594,093           261,921             6,473           (72,226)          820,002            82,523          (345,776)

    50,729,861        10,243,287           279,400           408,987        28,009,825        (3,381,403)         (180,498)
----------------------------------------------------------------------------------------------------------------------------


    51,323,954        10,505,208           285,873           336,761        28,829,827        (3,298,880)         (526,274)
----------------------------------------------------------------------------------------------------------------------------


  $ 55,051,644      $ 11,227,105      $    306,816      $    349,159      $ 31,184,997      $  2,791,804      $    271,029
============================================================================================================================



                                                                           2002 Semiannual Report o Delaware Pooled Trust 83

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                                    Six Months           Year                 Six Months
                                                                      Ended              Ended                   Ended
                                                                     4/30/02            10/31/01                4/30/02
                                                                   (Unaudited)                                (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      The                   The                    The
                                                                   Large-Cap             Large-Cap               Focused
                                                                  Value Equity         Value Equity                Value
                                                                   Portfolio             Portfolio               Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net Investment income (loss)                                    $    499,228           $  1,219,875           $      7,562
Net realized gain (loss) on investments
   and foreign currencies                                           (543,410)             6,160,388               (113,813)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies              6,496,071            (11,934,208)               106,379
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                       6,451,889             (4,553,945)                   128
                                                                -------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income
Original Class                                                      (743,985)            (1,531,357)               (10,861)
From net realized gain on investments
Original Class                                                            --                     --                     --
In excess of net realized gain on investments*
Original Class                                                            --                     --                     --
                                                                -------------------------------------------------------------------
                                                                    (743,985)            (1,531,357)               (10,861)
                                                                -------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
Original Class                                                        20,076              1,501,604                     --
Net asset value of shares issued upon reinvestment
   of dividends and distributions
Original Class                                                       734,165              1,515,934                 10,861
                                                                -------------------------------------------------------------------
                                                                     754,241              3,017,538                 10,861
Cost of shares repurchased
Original Class                                                    (2,365,373)           (19,025,652)                    --
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions                                             (1,611,132)           (16,008,114)                10,861
                                                                -------------------------------------------------------------------

Net Increase (Decrease) In Net Assets                              4,096,772            (22,093,416)                   128

Net Assets:
Beginning of period                                               60,788,428             82,881,844              1,666,972
                                                                -------------------------------------------------------------------
End of period                                                   $ 64,885,200           $ 60,788,428           $  1,667,100
                                                                ===================================================================

*  Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes

84 Delaware Pooled Trust o 2002 Semiannual Report

      Year                  Six Months              Year               Six Months              Year                 Six Months
      Ended                   Ended                Ended                 Ended                 Ended                   Ended
     10/31/01                4/30/02               10/31/01              4/30/02              10/31/01                4/30/02
                           (Unaudited)                                 (Unaudited)                                  (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           The                   The
       The                    The                    The                 All-Cap                All-Cap                 The
     Focused               Small-Cap               Small-Cap              Growth                Growth                Large-Cap
      Value              Value Equity            Value Equity             Equity                Equity              Growth Equity
    Portfolio              Portfolio              Portfolio              Portfolio             Portfolio              Portfolio
----------------------------------------------------------------------------------------------------------------------------------

 $      9,315           $      6,887           $     22,028           $    (20,983)          $    (21,420)          $        746

     (115,839)               154,574                176,677               (671,636)            (4,476,229)              (185,146)

     (284,336)               570,957                 26,459                854,345             (2,182,370)               234,472
----------------------------------------------------------------------------------------------------------------------------------

     (390,860)               732,418                225,164                161,726             (6,680,019)                50,072
----------------------------------------------------------------------------------------------------------------------------------



      (79,530)               (21,468)               (24,171)                    --                     --                 (5,187)

     (109,688)              (127,083)                    --                     --                     --                     --

      (24,901)                    --                     --                     --                     --                     --
----------------------------------------------------------------------------------------------------------------------------------
     (214,119)              (148,551)               (24,171)                    --                     --                 (5,187)
----------------------------------------------------------------------------------------------------------------------------------



            1                     --                      1              1,600,000              2,763,713                     --


      214,119                148,551                 24,171                     --                     --                  5,187
----------------------------------------------------------------------------------------------------------------------------------
      214,120                148,551                 24,172              1,600,000              2,763,713                  5,187

           --                     --                     --                     --                     --                     --
----------------------------------------------------------------------------------------------------------------------------------

      214,120                148,551                 24,172              1,600,000              2,763,713                  5,187
----------------------------------------------------------------------------------------------------------------------------------

     (390,859)               732,418                225,165              1,761,726             (3,916,306)                50,072


    2,057,831              2,479,253              2,254,088              9,222,357             13,138,663              1,198,529
----------------------------------------------------------------------------------------------------------------------------------
 $  1,666,972           $  3,211,671           $  2,479,253           $ 10,984,083           $  9,222,357           $  1,248,601
==================================================================================================================================







                                                                                 2002 Semiannual Report o Delaware Pooled Trust 85

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                     Year                   Six Months            Year
                                                                     Ended                   Ended                Ended
                                                                    10/31/01                4/30/02              10/31/01
                                                                                          (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      The                     The                   The
                                                                   Large-Cap                Mid-Cap               Mid-Cap
                                                                 Growth Equity           Growth Equity         Growth Equity
                                                                    Portfolio              Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                                    $      8,130           $     (5,499)          $     (5,141)
Net realized gain (loss) on investments
   and foreign currencies                                           (427,983)               (76,141)              (247,618)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies               (381,628)               382,748             (2,245,123)
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                        (801,481)               301,108             (2,497,882)
                                                                -------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income
Original Class                                                        (3,765)                    --                     --
From net realized gain on investments
Original Class                                                            --                     --             (3,261,876)
In excess of net realized gain on investments*
Original Class                                                            --                     --                (88,173)
                                                                -------------------------------------------------------------------
                                                                      (3,765)                    --             (3,350,049)
                                                                -------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
Original Class                                                             1                  3,985                 66,770
Net asset value of shares issued upon reinvestment
   of dividends and distributions
Original Class                                                         3,765                     --              3,349,993
                                                                -------------------------------------------------------------------
                                                                       3,766                  3,985              3,416,763
Cost of shares repurchased
Original Class                                                            --               (178,088)            (1,420,351)
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions                                                  3,766               (174,103)             1,996,412
                                                                -------------------------------------------------------------------

Net Increase (Decrease) In Net Assets                               (801,480)               127,005             (3,851,519)

Net Assets:
Beginning of period                                                2,000,009              2,654,810              6,506,329
                                                                -------------------------------------------------------------------
End of period                                                   $  1,198,529           $  2,781,815           $  2,654,810
                                                                ===================================================================

*  Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes

86 Delaware Pooled Trust o 2002 Semiannual Report

   Six Months               Year                 Six Months              Year                 Six Months                Year
     Ended                  Ended                  Ended                 Ended                   Ended                  Ended
     4/30/02               10/31/01                4/30/02              10/31/01                 4/30/02               10/31/01
   (Unaudited)                                   (Unaudited)                                   (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     The                  The
       The                    The                Real Estate          Real Estate                  The                    The
    Small-Cap              Small-Cap              Investment           Investment              Intermediate           Intermediate
  Growth Equity          Growth Equity               Trust                Trust                Fixed Income           Fixed Income
    Portfolio              Portfolio              Portfolio II         Portfolio II              Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

  $    (88,593)          $    (91,055)          $    175,554           $    335,700           $    152,076           $    439,756

    (1,090,230)           (11,620,607)               482,904                 54,606                 (8,469)               216,763

     5,423,751             (6,043,531)             1,115,908               (236,113)              (147,735)               274,677
-----------------------------------------------------------------------------------------------------------------------------------

     4,244,928            (17,755,193)             1,774,366                154,193                 (4,128)               931,196
-----------------------------------------------------------------------------------------------------------------------------------



            --                     --               (388,742)               (85,042)              (161,460)              (440,356)

            --                     --                     --                     --                     --                     --

            --                     --                     --                     --                     --                     --
-----------------------------------------------------------------------------------------------------------------------------------
            --                     --               (388,742)               (85,042)              (161,460)              (440,356)
-----------------------------------------------------------------------------------------------------------------------------------



     4,220,170             23,589,435             12,021,073              7,675,399                  7,607                 48,688

            --                     --                350,241                 85,042                 62,898                213,020
-----------------------------------------------------------------------------------------------------------------------------------
     4,220,170             23,589,435             12,371,314              7,760,441                 70,505                261,708

      (997,904)            (7,907,814)            (1,623,000)                    --                (98,000)            (2,315,884)
-----------------------------------------------------------------------------------------------------------------------------------

     3,222,266             15,681,621             10,748,314              7,760,441                (27,495)            (2,054,176)
-----------------------------------------------------------------------------------------------------------------------------------

     7,467,194             (2,073,572)            12,133,938              7,829,592               (193,083)            (1,563,336)


    35,571,919             37,645,491              9,990,232              2,160,640              6,432,110              7,995,446
-----------------------------------------------------------------------------------------------------------------------------------
  $ 43,039,113           $ 35,571,919           $ 22,124,170           $  9,990,232           $  6,239,027           $  6,432,110
===================================================================================================================================





                                                                                  2002 Semiannual Report o Delaware Pooled Trust 87

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                     Six Months               Year                 Six Months
                                                                       Ended                  Ended                  Ended
                                                                      4/30/02               10/31/01                4/30/02
                                                                    (Unaudited)                                   (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        The                    The                    The
                                                                       Core                   Core                 High-Yield
                                                                   Fixed Income           Fixed Income                Bond
                                                                    Portfolio               Portfolio               Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                                    $      60,787           $     363,644           $     246,920
Net realized gain (loss) on investments
   and foreign currencies                                             (11,878)                332,393                 (79,008)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies                 (77,312)                 44,188                  77,353
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                          (28,403)                740,225                 245,265
                                                                -------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income
Original Class                                                       (317,244)               (463,191)               (280,550)
Class R                                                                    --                      --                      --
From net realized gain on investments
Original Class                                                             --                      --                      --
                                                                -------------------------------------------------------------------
                                                                     (317,244)               (463,191)               (280,550)
                                                                -------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
Original Class                                                             --                 310,042               1,625,000
Class R                                                                    --                      --                      --
Net asset value of shares issued upon reinvestment
   of dividends and distributions
Original Class                                                        317,244                 462,915                 280,550
Class R                                                                    --                      --                      --
                                                                -------------------------------------------------------------------
                                                                      317,244                 772,957               1,905,550
Cost of shares repurchased
Original Class                                                       (476,091)             (5,311,587)                     --
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions                                                (158,847)             (4,538,630)              1,905,550
                                                                -------------------------------------------------------------------

Net Increase (Decrease) In Net Assets                                (504,494)             (4,261,596)              1,870,265

Net Assets:
Beginning of period                                                 3,013,496               7,275,092               3,278,202
                                                                -------------------------------------------------------------------
End of period                                                   $   2,509,002           $   3,013,496           $   5,148,467
                                                                ===================================================================

See accompanying notes

88 Delaware Pooled Trust o 2002 Semiannual Report

    Year                  Six Months                Year                  Six Months                Year           Six Months
   Ended                    Ended                  Ended                    Ended                   Ended             Ended
  10/31/01                 4/30/02                10/31/01                 4/30/02                 10/31/01          4/30/02
                         (Unaudited)                                      (Unaudited)                               (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
     The                      The                     The                     The                    The                 The
  High-Yield           Diversified Core        Diversified Core              Global                 Global          International
     Bond                 Fixed Income           Fixed Income                Equity                 Equity              Equity
   Portfolio                Portfolio              Portfolio                Portfolio              Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

$     354,277           $     235,627           $     500,294           $      24,100           $      68,461       $   3,727,690

     (655,704)                (20,238)                341,707                   6,411                 (35,939)            594,093

       44,417                (131,415)                286,387                 220,855                (357,328)         50,729,861
-----------------------------------------------------------------------------------------------------------------------------------

     (257,010)                 83,974               1,128,388                 251,366                (324,806)         55,051,644
-----------------------------------------------------------------------------------------------------------------------------------



     (439,631)               (436,646)               (322,577)                (46,207)                (72,178)         (9,729,225)
           --                      --                      --                      --                      --                (230)

           --                (408,269)                (22,339)                     --                 (20,732)                 --
-----------------------------------------------------------------------------------------------------------------------------------
     (439,631)               (844,915)               (344,916)                (46,207)                (92,910)         (9,729,455)
-----------------------------------------------------------------------------------------------------------------------------------



    2,580,000                      --                       1                      --                       1          26,329,012
           --                      --                      --                      --                      --              10,000


      439,631                 844,915                 344,916                  46,207                  92,910           8,634,006
           --                      --                      --                      --                      --                 230
-----------------------------------------------------------------------------------------------------------------------------------
    3,019,631                 844,915                 344,917                  46,207                  92,911          34,973,248

     (932,467)               (368,750)               (180,000)                     --                      --         (16,893,989)
-----------------------------------------------------------------------------------------------------------------------------------

    2,087,164                 476,165                 164,917                  46,207                  92,911          18,079,259
-----------------------------------------------------------------------------------------------------------------------------------

    1,390,523                (284,776)                948,389                 251,366                (324,805)         63,401,448


    1,887,679               8,671,968               7,723,579               2,962,048               3,286,853         409,295,349
-----------------------------------------------------------------------------------------------------------------------------------
$   3,278,202           $   8,387,192           $   8,671,968           $   3,213,414           $   2,962,048       $ 472,696,797
===================================================================================================================================




                                                                                  2002 Semiannual Report o Delaware Pooled Trust 89

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                              Year                Six Months             Year
                                                                              Ended                 Ended                Ended
                                                                            10/31/01               4/30/02             10/31/01
                                                                                                 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     The                 The
                                                                              The               Labor Select        Labor Select
                                                                          International         International       International
                                                                             Equity               Equity               Equity
                                                                           Portfolio             Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                                             $  12,161,665        $     721,897        $   1,948,662
Net realized gain (loss) on investments
   and foreign currencies                                                   (4,630,745)             261,921            1,118,692
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies                      (57,283,690)          10,243,287          (10,425,570)
                                                                         ----------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                                               (49,752,770)          11,227,105           (7,358,216)
                                                                         ----------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income
Original Class                                                             (16,583,242)          (1,229,488)          (2,073,522)
From net realized gain on investments
Original Class                                                             (99,226,684)          (1,079,864)          (9,611,245)
In excess of net realized gain on investments*
Original Class                                                              (1,686,910)                  --                   --
                                                                         ----------------------------------------------------------
                                                                          (117,496,836)          (2,309,352)         (11,684,767)
                                                                         ----------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
Original Class                                                              30,023,237           10,380,000            2,026,361
Net asset value of shares issued upon reinvestment
   of dividends and distributions
Original Class                                                             114,859,379            2,309,353           11,684,766
                                                                         ----------------------------------------------------------
                                                                           144,882,616           12,689,353           13,711,127
Cost of shares repurchased
Original Class                                                            (114,004,309)                  --           (8,516,698)
                                                                         ----------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions                                                       30,878,307           12,689,353            5,194,429
                                                                         ----------------------------------------------------------

Net Increase (Decrease) In Net Assets                                     (136,371,299)          21,607,106          (13,848,554)

Net Assets:
Beginning of period                                                        545,666,648           75,965,336           89,813,890
                                                                         ----------------------------------------------------------
End of period                                                            $ 409,295,349        $  97,572,442        $  75,965,336
                                                                         ==========================================================

** Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes

90 Delaware Pooled Trust o 2002 Semiannual Report

    Six Months             Year               Six Months           Year               Six Months            Year
      Ended                Ended                Ended              Ended                 Ended              Ended
     4/30/02             10/31/01              4/30/02            10/31/01              4/30/02            10/31/01
   (Unaudited)                               (Unaudited)                              (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
        The                 The
  International        International             The                  The                 The                  The
    Large-Cap            Large-Cap          International        International          Emerging             Emerging
      Equity               Equity             Small-Cap            Small-Cap             Markets              Markets
    Portfolio            Portfolio            Portfolio            Portfolio            Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------------------------

  $      20,943        $      53,134        $      12,398        $      64,102        $   2,355,170        $   4,148,903

          6,473               21,190              (72,226)              54,706              820,002          (16,876,067)

        279,400             (440,881)             408,987             (286,860)          28,009,825            5,452,657
----------------------------------------------------------------------------------------------------------------------------


        306,816             (366,557)             349,159             (168,052)          31,184,997           (7,274,507)
----------------------------------------------------------------------------------------------------------------------------



        (50,313)             (21,554)             (59,478)             (77,017)          (3,214,118)          (2,017,971)

        (25,875)             (28,267)             (57,891)            (216,363)                  --                   --

             --                   --                   --                   --                   --                   --
----------------------------------------------------------------------------------------------------------------------------
        (76,188)             (49,821)            (117,369)            (293,380)          (3,214,118)          (2,017,971)
----------------------------------------------------------------------------------------------------------------------------



             --                    1                   --                    1              219,200           10,000,001


         76,188               49,821              117,369              293,380            3,214,118            2,017,971
----------------------------------------------------------------------------------------------------------------------------
         76,188               49,822              117,369              293,381            3,433,318           12,017,972

             --                   --                   --                   --                   --           (4,215,892)
----------------------------------------------------------------------------------------------------------------------------
         76,188               49,822              117,369              293,381            3,433,318            7,802,080
----------------------------------------------------------------------------------------------------------------------------

        306,816             (366,556)             349,159             (168,051)          31,404,197           (1,490,398)


      2,519,023            2,885,579            2,792,515            2,960,566          113,488,034          114,978,432
----------------------------------------------------------------------------------------------------------------------------
  $   2,825,839        $   2,519,023        $   3,141,674        $   2,792,515        $ 144,892,231        $ 113,488,034
============================================================================================================================




                                                                           2002 Semiannual Report o Delaware Pooled Trust 91

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                             Six Months                          Year
                                                                               Ended                             Ended
                                                                              4/30/02                          10/31/01
                                                                            (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               The                               The
                                                                              Global                            Global
                                                                              Fixed                             Fixed
                                                                              Income                            Income
                                                                             Portfolio                         Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                                              $   6,090,684                     $  15,876,804
Net realized gain (loss) on investments
   and foreign currencies                                                        82,523                       (21,874,881)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies                        (3,381,403)                       56,628,166
                                                                          ---------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                                  2,791,804                        50,630,089
                                                                          ---------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income
Original Class                                                                       --                                --
Class R                                                                              --                                --
From net realized gain on investments
Original Class                                                                       --                                --
In excess of net realized gain on investments*
Original Class                                                                       --                                --
                                                                          ---------------------------------------------------------
                                                                                     --                                --
                                                                          ---------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
Original Class                                                                3,371,914                        13,645,368
Net asset value of shares issued upon reinvestment
   of dividends and distributions
Original Class                                                                       --                                --
                                                                          ---------------------------------------------------------
                                                                              3,371,914                        13,645,368
Cost of shares repurchased
Original Class                                                              (16,653,942)                     (168,735,634)
                                                                          ---------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions                                                       (13,282,028)                     (155,090,266)
                                                                          ---------------------------------------------------------

Net Increase (Decrease) In Net Assets                                       (10,490,224)                     (104,460,177)

Net Assets:
Beginning of period                                                         284,829,827                       389,290,004
                                                                          ---------------------------------------------------------
End of period                                                             $ 274,339,603                     $ 284,829,827
                                                                          =========================================================

** Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes


92 Delaware Pooled Trust o 2002 Semiannual Report

            Six Months                        Year
              Ended                           Ended
             4/30/02                         10/31/01
           (Unaudited)
------------------------------------------------------------

                The                             The
           International                   International
           Fixed Income                     Fixed Income
            Portfolio                         Portfolio
------------------------------------------------------------

          $     797,303                     $   2,185,153

               (345,776)                       (4,690,845)

               (180,498)                        8,177,081
------------------------------------------------------------

                271,029                         5,671,389
------------------------------------------------------------



                     --                                --
                     --                                --

                     --                                --

                     --                                --
------------------------------------------------------------
                     --                                --
------------------------------------------------------------


                     --                        12,949,969


                     --                                --
------------------------------------------------------------
                     --                        12,949,969

               (204,880)                      (32,021,127)
------------------------------------------------------------

               (204,880)                      (19,071,158)
------------------------------------------------------------

                 66,149                       (13,399,769)


             36,989,345                        50,389,114
------------------------------------------------------------
          $  37,055,494                     $  36,989,345
============================================================






                              2002 Semiannual Report o Delaware Pooled Trust 93

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio
                                                            Six Months
                                                              Ended        Year         Year        Year        Year         Year
                                                            4/30/02(1)     Ended        Ended       Ended       Ended        Ended
                                                            (Unaudited)   10/31/01     10/31/00    10/31/99    10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.950     $15.370      $16.260     $17.780      $18.530     $16.460

Income (loss) from investment operations:
Net investment income (2)                                       0.117       0.247        0.267       0.311        0.308       0.381
Net realized and unrealized gain (loss)
   on investments                                               1.378      (1.364)       0.592       0.629        2.022       3.599
                                                              ---------------------------------------------------------------------
Total from investment operations                                1.495      (1.117)       0.859       0.940        2.330       3.980
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.175)     (0.303)      (0.310)     (0.320)      (0.380)     (0.410)
Distributions from net realized gain
   on investments                                               -           -           (1.439)     (2.140)      (2.700)     (1.500)
                                                              ---------------------------------------------------------------------
Total dividends and distributions                              (0.175)     (0.303)      (1.749)     (2.460)      (3.080)     (1.910)
                                                              ---------------------------------------------------------------------

Net asset value, end of period                                $15.270     $13.950      $15.370     $16.260      $17.780     $18.530
                                                              =====================================================================

Total return (3)                                               10.76%      (7.35%)       6.42%       5.43%       13.50%      26.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $64,885     $60,788      $82,882    $141,410     $117,858     $81,102
Ratio of expenses to average net assets                         0.59%       0.67%        0.68%       0.64%        0.68%       0.66%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.59%       0.84%        0.75%       0.64%        0.71%       0.67%
Ratio of net investment income to average
   net assets                                                   1.56%       1.61%        1.89%       1.84%        1.91%       2.15%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 1.56%       1.44%        1.82%       1.84%        1.88%       2.14%
Portfolio turnover                                                93%        113%          56%         96%          85%         73%

------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

94 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Focused Value Portfolio
                                                                   Six Months
                                                                      Ended        Year            Year      6/29/99 (2)
                                                                   4/30/02 (1)     Ended           Ended          to
                                                                   (Unaudited)    10/31/01       10/31/00      10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $6.290        $8.750         $8.590        $8.500

Income (loss) from investment operations:
Net investment income (loss) (3)(5)                                   0.028         0.036          0.277        (0.005)
Net realized and unrealized gain (loss) on investments               (0.027)       (1.586)        (0.117)        0.095
                                                                     -------------------------------------------------
Total from investment operations                                      0.001        (1.550)         0.160         0.090
                                                                     -------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                                 (0.041)       (0.338)            --            --
Distributions from net realized gain on investments                      --        (0.466)            --            --
In excess of net realized gain on investments                            --        (0.106)            --            --
                                                                     -------------------------------------------------
Total dividends and distributions                                    (0.041)       (0.910)            --            --
                                                                     -------------------------------------------------

Net asset value, end of period                                       $6.250        $6.290         $8.750        $8.590
                                                                     =================================================

Total return (4)                                                      0.00%       (18.88%)         1.63%         1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $1,667        $1,667         $2,058        $4,709
Ratio of expenses to average net assets                               1.17%         1.20%          1.20%         1.20%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            1.17%         1.23%          1.70%         1.66%
Ratio of net investment income (loss) to average net assets (5)       0.87%         0.49%          3.17%        (0.18%)
Ratio of net investment income (loss) to average net assets prior
   to expense limitation and expenses paid indirectly (5)             0.87%         0.46%          2.67%        (0.66%)
Portfolio turnover                                                     153%          185%           326%          235%

------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(5)  During the fiscal year ended October 31, 2000, The Focused Value Portfolio received a non-cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly would have been 0.00% and (0.49%), respectively.

See accompanying notes

                                                                                   2002 Semiannual Report o Delaware Pooled Trust 95

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio
                                                              Six Months
                                                                 Ended          Year           Year       3/29/99 (2)
                                                              4/30/02 (1)       Ended          Ended          to
                                                              (Unaudited)     10/31/01       10/31/00      10/31/99
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.050        $9.230         $8.650        $8.500

Income from investment operations:
Net investment income (3)                                         0.027         0.089          0.106         0.063
Net realized and unrealized gain on investments                   2.815         0.830          0.779         0.087
                                                                --------------------------------------------------
Total from investment operations                                  2.842         0.919          0.885         0.150
                                                                --------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             (0.087)       (0.099)        (0.085)           --
Distributions from net realized gain on investments              (0.515)           --         (0.220)           --
                                                                --------------------------------------------------
Total dividends and distributions                                (0.602)       (0.099)        (0.305)           --
                                                                --------------------------------------------------

Net asset value, end of period                                  $12.290       $10.050         $9.230        $8.650
                                                                ==================================================

Total return (4)                                                 29.53%        10.05%         10.72%         1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $3,212        $2,479         $2,254        $2,035
Ratio of expenses to average net assets (5)                       0.89%         0.89%          0.89%         0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                        0.91%         0.95%          1.24%         1.24%
Ratio of net investment income to average net assets              0.49%         0.88%          1.23%         1.16%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly             0.47%         0.82%          0.88%         0.80%
Portfolio turnover                                                  48%           72%            90%           37%

---------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(5)  Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange
     Commission rules was 0.90%.


See accompanying notes


96 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio
                                                            Six Months
                                                               Ended        Year      3/31/00(2)
                                                            4/30/02(1)      Ended         to
                                                            (Unaudited)   10/31/01     10/31/00
Net asset value, beginning of period                           $4.680      $8.770       $8.500

Income (loss) from investment operations:
Net investment loss (3)                                        (0.010)     (0.013)      (0.005)
Net realized and unrealized gain (loss) on investments          0.140      (4.077)       0.275
                                                               -------------------------------
Total from investment operations                                0.130      (4.090)       0.270
                                                               -------------------------------

Less dividends and distributions:
Dividends from net investment income                               --          --           --
Distributions from net realized gain on investments                --          --           --
                                                               -------------------------------
Total dividends and distributions                                  --          --           --
                                                               -------------------------------

Net asset value, end of period                                 $4.810      $4.680       $8.770
                                                               ===============================

Total return (4)                                                2.78%     (46.64%)       3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $10,984      $9,222      $13,139
Ratio of expenses to average net assets (5)                     0.89%       0.89%        0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.22%       0.93%        1.10%
Ratio of net investment loss to average net assets             (0.40%)     (0.22%)      (0.09%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.73%)     (0.26%)      (0.30%)
Portfolio turnover                                               153%        147%         138%

------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(5)  Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes


                                                                                 2002 Semiannual Report o Delaware Pooled Trust 97

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Growth Equity Portfolio
                                                        Six Months
                                                           Ended       Year
                                                         4/30/02(1)    Ended
                                                        (Unaudited)  10/31/01(2)
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $5.080      $8.500

Income (loss) from investment operations:
Net investment income (3)                                  0.003       0.034
Net realized and unrealized gain (loss) on investments     0.209      (3.438)
                                                          ------------------
Total from investment operations                           0.212      (3.404)
                                                          ------------------

Less dividends and distributions:
Dividends from net investment income                      (0.022)     (0.016)
Distributions from net realized gain on investments           --          --
                                                          ------------------
Total dividends and distributions                         (0.022)     (0.016)
                                                          ------------------

Net asset value, end of period                            $5.270      $5.080
                                                          ==================

Total return (4)                                           4.16%     (40.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $1,249      $1,199
Ratio of expenses to average net assets (5)                0.81%       0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                 1.95%       2.59%
Ratio of net investment income to average net assets       0.12%       0.53%
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly     (1.02%)     (1.26%)
Portfolio turnover                                          164%         68%

--------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  The Large-Cap Growth Equity Portfolio commenced operations on
     October 31, 2000.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(5) Ratios for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

See accompanying notes

98 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio
                                                             Six Months
                                                               Ended        Year         Year       Year         Year        Year
                                                             4/30/02(1)     Ended        Ended      Ended        Ended       Ended
                                                            (Unaudited)   10/31/01     10/31/00    10/31/99     10/31/9     10/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $2.760     $12.390       $8.740      $7.460      $13.680     $14.570

Income (loss) from investment operations:
Net investment income (loss) (2)                               (0.006)     (0.005)      (0.061)     (0.026)       0.011      (0.117)
Net realized and unrealized gain (loss)
   on investments                                               0.306      (3.196)       4.523       3.076        0.009       1.607
                                                               --------------------------------------------------------------------
Total from investment operations                                0.300      (3.201)       4.462       3.050        0.020       1.490
                                                               --------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                               --          --           --      (0.010)          --          --
Distributions from net realized gain
   on investments                                                  --      (6.260)      (0.812)     (1.760)      (6.240)     (2.380)
In excess of net realized gain
   on investments                                                  --      (0.169)          --          --           --          --
                                                               --------------------------------------------------------------------
Total dividends and distributions                                  --      (6.429)      (0.812)     (1.770)      (6.240)     (2.380)
                                                               --------------------------------------------------------------------

Net asset value, end of period                                 $3.060      $2.760      $12.390      $8.740       $7.460     $13.680
                                                               ====================================================================

Total return (3)                                               10.87%     (41.66%)      53.86%      48.72%        1.47%      11.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,782      $2,655       $6,506      $6,949       $4,879     $10,317
Ratio of expenses to average net assets                         0.93%       0.94%        0.92%       0.93%        0.59%       0.93%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.44%       1.28%        1.04%       1.04%        1.71%       1.40%
Ratio of net investment income (loss)
   to average net assets                                       (0.39%)     (0.12%)      (0.52%)     (0.34%)       0.13%      (0.29%)
Ratio of net investment loss to average
   net assets prior to expense limitation
   and expenses paid indirectly                                (0.90%)     (0.46%)      (0.64%)     (0.46%)      (0.99%)     (0.76%)
Portfolio turnover                                               121%        133%         137%        129%         154%        117%

------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.

(2)  The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.
(3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                                                                                   2002 Semiannual Report o Delaware Pooled Trust 99

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio
                                                                 Six Months
                                                                   Ended        Year        Year        Year      9/15/98 (2)
                                                                4/30/02 (1)    Ended        Ended       Ended          to
                                                                (Unaudited)   10/31/01    10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.240     $18.950      $14.190      $9.400       $8.500

Income (loss) from investment operations:
Net investment income (loss) (3)                                   (0.027)     (0.034)      (0.028)      0.004        0.019
Net realized and unrealized gain (loss) on investments              1.367      (7.676)       6.358       4.811        0.881
                                                                  ---------------------------------------------------------
Total from investment operations                                    1.340      (7.710)       6.330       4.815        0.900
                                                                  ---------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                                   --          --           --      (0.025)          --
Distributions from net realized gain on investments                    --          --       (1.570)         --           --
                                                                  ---------------------------------------------------------
Total dividends and distributions                                      --          --       (1.570)     (0.025)          --
                                                                  ---------------------------------------------------------

Net asset value, end of period                                    $12.580     $11.240      $18.950     $14.190       $9.400
                                                                  =========================================================

Total return (4)                                                   11.92%     (40.69%)      47.57%      51.31%       10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $43,039     $35,572      $37,645      $6,181       $3,318
Ratio of expenses to average net assets                             0.87%       0.89%        0.85%       0.89%        0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                          0.87%       0.92%        0.87%       1.19%        1.78%
Ratio of net investment income (loss) to average net assets        (0.44%)     (0.26%)      (0.15%)      0.03%        1.72%
Ratio of net investment income (loss) to average net
   assets prior to expense limitation and
   expenses paid indirectly                                        (0.44%)     (0.29%)      (0.17%)     (0.28%)       0.83%
Portfolio turnover                                                    55%         67%          70%         92%          98%

----------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


100 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II
                                                            Six Months
                                                               Ended       Year         Year       Year       11/4/97(2)
                                                            4/30/02 (1)    Ended        Ended      Ended         to
                                                            (Unaudited)   10/31/01     10/31/00   10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.800     $15.680      $13.190     $14.230      $16.340

Income (loss) from investment operations:
Net investment income (3)                                       0.268       0.845        0.592       0.687        0.749
Net realized and unrealized gain (loss) on investments          2.915       0.866        2.606      (0.957)      (2.739)
                                                              ---------------------------------------------------------
Total from investment operations                                3.183       1.711        3.198      (0.270)      (1.990)
                                                              ---------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.673)     (0.591)      (0.708)     (0.770)      (0.120)
Distributions from net realized gain on investments                --          --           --          --           --
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.673)     (0.591)      (0.708)     (0.770)      (0.120)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $19.310     $16.800      $15.680     $13.190      $14.230
                                                              =========================================================

Total return (4)                                               19.47%      11.07%       25.78%      (2.08%)     (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $22,124      $9,990       $2,161      $4,452       $5,763
Ratio of expenses to average net assets                         0.85%       0.85%        0.86%       0.86%        0.86%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.99%       0.90%        1.45%       1.48%        1.43%
Ratio of net investment income to average net assets            2.99%       5.00%        4.27%       4.52%        5.34%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.85%       4.95%        3.68%       3.90%        4.77%
Portfolio turnover                                                72%         65%          32%         39%          54%

------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information for the period ended
     April 30, 2002 and the years ended October 31, 2001 and 2000.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                                                                               2002 Semiannual Report o Delaware Pooled Trust 101

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio
                                                             Six Months
                                                               Ended       Year         Year       Year         Year        Year
                                                             4/30/02(1)    Ended        Ended      Ended        Ended       Ended
                                                             (Unaudited)  10/31/01     10/31/00   10/31/99     10/31/98    10/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.210     $ 9.570       $9.540     $10.180      $10.090     $10.010

Income (loss) from investment operations:
Net investment income                                           0.242       0.606        0.613       0.604        0.593       0.605
Net realized and unrealized gain (loss)
   on investments                                              (0.245)      0.640        0.030      (0.480)       0.100       0.080
                                                              ---------------------------------------------------------------------
Total from investment operations                               (0.003)      1.246        0.643       0.124        0.693       0.685
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.257)     (0.606)      (0.613)     (0.604)      (0.593)     (0.605)
Distributions from net realized gain
   on investments                                                  --          --           --      (0.160)      (0.010)         --
                                                              ---------------------------------------------------------------------
Total dividends and distributions                              (0.257)     (0.606)      (0.613)     (0.764)      (0.603)     (0.605)
                                                              ---------------------------------------------------------------------

Net asset value, end of period                                $ 9.950     $10.210       $9.570     $ 9.540      $10.180     $10.090
                                                              =====================================================================

Total return (2)                                               (0.01%)     13.36%        7.01%       1.26%        7.06%       7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,239      $6,432       $7,995     $17,170      $30,211     $30,366
Ratio of expenses to average net assets                         0.53%       0.50%        0.53%       0.54%        0.53%       0.53%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.61%       0.55%        0.59%       0.77%        1.01%       0.84%
Ratio of net investment income to average
   net assets                                                   4.88%       6.06%        6.46%       6.10%        5.86%       6.05%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 4.80%       6.01%        6.40%       5.86%        5.38%       5.74%
Portfolio turnover                                               406%        243%         125%        148%         181%        205%

------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002 was a decrease in net investment income per share of $0.015, an increase in net realized and unrealized gain (loss) per share of $0.015, and a decrease in the ratio of net investment income to average net assets of 0.30%. Per share data for periods prior to November 1,
     2001 have not been restated to reflect this change in accounting.
(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


102 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Fixed Income Portfolio
                                                               Six Months
                                                                 Ended          Year             Year          Year      12/29/97(2)
                                                              4/30/02 (1)       Ended            Ended         Ended          to
                                                              (Unaudited)      10/31/01         10/31/00      10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.330          $8.870           $8.820        $9.130       $8.500

Income (loss) from investment operations:
Net investment income (3)                                        0.196           0.538            0.545         0.485        0.415
Net realized and unrealized gain (loss) on investments          (0.284)          0.487           (0.053)       (0.565)       0.215
                                                                ------------------------------------------------------------------
Total from investment operations                                (0.088)          1.025            0.492        (0.080)       0.630
                                                                ------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                            (0.982)         (0.565)          (0.442)       (0.190)          --
Distributions from net realized gain on investments                 --              --               --        (0.040)          --
                                                                ------------------------------------------------------------------
Total dividends and distributions                               (0.982)         (0.565)          (0.442)       (0.230)          --
                                                                ------------------------------------------------------------------

Net asset value, end of period                                  $8.260          $9.330           $8.870        $8.820       $9.130
                                                                ==================================================================

Total return (4)                                                (0.70%)         12.06%            5.88%        (0.94%)       7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $2,509          $3,013           $7,275        $7,467       $2,149
Ratio of expenses to average net assets                          0.51%           0.52%            0.51%         0.59%        0.53%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                       0.53%           0.54%            0.52%         0.67%        2.07%
Ratio of net investment income to average net assets             4.69%           6.04%            6.34%         5.48%        5.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly            4.67%           6.02%            6.33%         5.33%        4.08%
Portfolio turnover                                                685%            326%             165%          275%         438%

------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002 was a decrease in net investment income per share of $0.018, an increase in net realized and unrealized gain (loss) per share of $0.018, and a decrease in the ratio of net investment income to average net assets of 0.43%. Per share data for periods prior to November 1,
     2001 have not been restated to reflect this change in accounting.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                                                                                  2002 Semiannual Report o Delaware Pooled Trust 103

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio
                                                        Six Months
                                                          Ended         Year         Year       Year         Year      12/2/96(2)
                                                        4/30/02(1)      Ended        Ended      Ended        Ended         to
                                                        (Unaudited)    10/31/01     10/31/00   10/31/99     10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $6.680        $8.120       $8.830     $10.070      $11.180     $10.000

Income (loss) from investment operations:
Net investment income (3)                                  0.368         0.749        0.868       1.080        0.993       0.788
Net realized and unrealized gain (loss)
   on investments                                          0.032        (1.097)      (0.488)     (1.140)      (0.925)      0.957
                                                          ----------------------------------------------------------------------
Total from investment operations                           0.400        (0.348)       0.380      (0.060)       0.068       1.745
                                                          ----------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                      (0.420)       (1.092)      (1.090)     (1.000)      (0.890)     (0.565)
Distributions from net realized gain
   on investments                                             --            --           --      (0.180)      (0.288)         --
                                                          ----------------------------------------------------------------------
Total dividends and distributions                         (0.420)       (1.092)      (1.090)     (1.180)      (1.178)     (0.565)
                                                          ----------------------------------------------------------------------

Net asset value, end of period                            $6.660        $6.680       $8.120      $8.830      $10.070     $11.180
                                                          ======================================================================

Total return (4)                                           6.15%        (4.71%)       4.02%      (1.05%)       0.30%      17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $5,148        $3,278       $1,888      $9,720      $20,706     $11,348
Ratio of expenses to average net assets (5)                0.59%         0.59%        0.59%       0.59%        0.59%       0.59%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                0.71%         0.79%        1.08%       0.78%        0.75%       0.79%
Ratio of net investment income to
   average net assets                                     11.07%        10.37%        9.97%       9.25%        9.53%       9.05%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                               10.95%        10.17%        9.48%       9.06%        9.37%       8.85%
Portfolio turnover                                          264%          830%         140%        455%         211%        281%

---------------------------------------------------------------------------------------------------------------------------------
(1)  Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002 was an increase in net investment income per share of $0.045, a decrease in net realized and unrealized gain (loss) per share of $0.045, and an increase in the ratio of net investment income to average net assets of 1.35%. Per share data for periods prior to November 1,
     2001 have not been restated to reflect this change in accounting.
(2)  Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3)  The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(4)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(5)  Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

See accompanying notes

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Diversified Core Fixed Income Portfolio

                                                             Six Months
                                                               Ended       Year         Year        Year       12/29/97(2)
                                                             4/30/02(1)    Ended        Ended       Ended          to
                                                            (Unaudited)   10/31/01     10/31/00    10/31/99     10/31/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.440      $8.600       $8.550      $9.110       $8.500

Income (loss) from investment operations:
Net investment income(3)                                        0.242       0.541        0.528       0.560        0.533
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.169)      0.685        0.077      (0.130)       0.077
                                                               --------------------------------------------------------
Total from investment operations                                0.073       1.226        0.605       0.430        0.610
                                                               --------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.477)     (0.361)      (0.555)     (0.650)          --
Distributions from net realized gain
   on investments                                              (0.446)     (0.025)          --      (0.340)          --
                                                               --------------------------------------------------------
Total dividends and distributions                              (0.923)     (0.386)      (0.555)     (0.990)          --
                                                               --------------------------------------------------------

Net asset value, end of period                                 $8.590      $9.440       $8.600      $8.550       $9.110
                                                               ========================================================

Total return(4)                                                 1.04%      14.78%        7.59%       4.98%        7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $8,387      $8,672       $7,724      $3,377       $3,216
Ratio of expenses to average net assets (5)                     0.57%       0.55%        0.54%       0.57%        0.57%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           0.65%       0.62%        0.61%       0.84%        1.74%
Ratio of net investment income to average net assets            5.63%       6.05%        6.35%       6.56%        7.12%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           5.55%       5.98%        6.28%       6.29%        5.95%
Portfolio turnover                                               466%        252%         143%        216%         312%
---------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002 was a decrease in net investment income per share of $0.004, an increase in net realized and unrealized gain (loss) per share of $0.004, and a decrease in the ratio of net investment income to average net assets of 0.10%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(5) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.57%.

See accompanying notes


                              2002 Semiannual Report o Delaware Pooled Trust 105

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                          Six Months
                                                             Ended       Year         Year         Year        Year      10/15/97(2)
                                                          4/30/02(1)     Ended        Ended        Ended       Ended         to
                                                          (Unaudited)   10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $7.500      $8.560       $9.020      $8.720       $8.120      $8.500

Income (loss) from investment operations:
Net investment income(3)                                      0.060       0.174        0.147       0.167        0.184       0.009
Net realized and unrealized gain (loss)
   on investments and foreign currencies                      0.567      (0.992)      (0.199)      0.433        0.486      (0.389)
                                                             --------------------------------------------------------------------
Total from investment operations                              0.627      (0.818)      (0.052)      0.600        0.670      (0.380)
                                                             --------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                         (0.117)     (0.188)      (0.194)     (0.190)      (0.070)         --
Distributions from net realized gain
   on investments                                                --      (0.054)      (0.214)     (0.110)          --          --
                                                             --------------------------------------------------------------------
Total dividends and distributions                            (0.117)     (0.242)      (0.408)     (0.300)      (0.070)         --
                                                             --------------------------------------------------------------------

Net asset value, end of period                               $8.010      $7.500       $8.560      $9.020       $8.720      $8.120
                                                             ====================================================================

Total return(4)                                               8.44%      (9.87%)      (0.81%)      7.11%        8.31%      (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $3,213      $2,962       $3,287      $3,309       $3,093      $2,855
Ratio of expenses to average net assets                       0.96%       0.96%        0.96%       0.96%        0.96%       0.96%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   0.97%       1.09%        1.30%       1.89%        2.31%       2.95%
Ratio of net investment income to average
   net assets                                                 1.54%       2.08%        1.69%       1.82%        2.10%       2.54%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                   1.53%       1.95%        1.35%       0.89%        0.75%       0.55%
Portfolio turnover                                              19%         24%          34%         31%          47%          0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


106 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio Original Class

                                                          Six Months
                                                             Ended       Year         Year        Year         Year        Year
                                                          4/30/02(1)    Ended        Ended       Ended        Ended       Ended
                                                          (Unaudited)  10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $12.580     $17.640      $17.410     $15.870      $15.860     $14.780

Income from investment operations:
Net investment income(2)                                      0.111       0.335        0.379       0.329        0.400       0.329
Net realized and unrealized gain (loss)
   on investments and foreign currencies                      1.547      (1.498)       0.216       1.596        0.370       1.271
                                                            ---------------------------------------------------------------------
Total from investment operations                              1.658      (1.163)       0.595       1.925        0.770       1.600
                                                            ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                         (0.298)     (0.539)      (0.235)     (0.385)      (0.610)     (0.520)
Distributions from net realized gain
   on investments                                                --      (3.302)      (0.130)         --       (0.150)         --
In excess of net realized gain on investments                    --      (0.056)          --          --           --          --
                                                            ---------------------------------------------------------------------
Total dividends and distributions                            (0.298)     (3.897)      (0.365)     (0.385)      (0.760)     (0.520)
                                                            ---------------------------------------------------------------------

Net asset value, end of period                              $13.940     $12.580      $17.640     $17.410      $15.870     $15.860
                                                            =====================================================================

Total return(3)                                              13.39%      (9.31%)       3.35%      12.31%        4.96%      11.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $472,686    $409,295     $545,667    $820,644     $616,229    $500,196
Ratio of expenses to average net assets                       0.93%       0.95%        0.90%       0.89%        0.91%       0.93%
Ratio of net investment income to
   average net assets                                         1.69%       2.32%        2.11%       1.91%        2.50%       2.21%
Portfolio turnover                                               5%         13%          19%          6%           5%          8%
---------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


                              2002 Semiannual Report o Delaware Pooled Trust 107

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The International Equity Portfolio Class R
                                                                      11/1/01(1)
                                                                          to
                                                                       4/30/02
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.710

Income from investment operations:
Net investment income(2)                                                  0.098
Net realized and unrealized gain on investments and foreign currencies    1.425
                                                                        -------
Total from investment operations                                          1.523
                                                                        -------

Less dividends and distributions:
Dividends from net investment income                                     (0.293)
Distributions from net realized gain on investments                          --
                                                                        -------
Total dividends and distributions                                        (0.293)
                                                                        -------

Net asset value, end of period                                          $13.940
                                                                        =======

Total return(3)                                                          13.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $11
Ratio of expenses to average net assets                                   1.13%
Ratio of net investment income to average net assets                      1.49%
Portfolio turnover                                                           5%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. See accompanying notes


108 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                           Six Months
                                                             Ended       Year        Year        Year         Year        Year
                                                           4/30/02(1)    Ended       Ended       Ended        Ended       Ended
                                                          (Unaudited)  10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.980     $13.920      $14.330     $13.320      $12.990     $11.690

Income (loss) from investment operations:
Net investment income(2)                                      0.098       0.284        0.277       0.305        0.334       0.474
Net realized and unrealized gain (loss)
   on investments and foreign currencies                      1.442      (1.311)       0.175       1.057        0.444       1.346
                                                            ---------------------------------------------------------------------
Total from investment operations                              1.540      (1.027)       0.452       1.362        0.778       1.820
                                                            ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                         (0.170)     (0.322)      (0.392)     (0.312)      (0.448)     (0.520)
Distributions from net realized gain
   on investments                                            (0.150)     (1.591)      (0.470)     (0.040)          --          --
                                                            ---------------------------------------------------------------------
Total dividends and distributions                            (0.320)     (1.913)      (0.862)     (0.352)      (0.448)     (0.520)
                                                            ---------------------------------------------------------------------

Net asset value, end of period                              $12.200     $10.980      $13.920     $14.330      $13.320     $12.990
                                                            =====================================================================

Total return(3)                                              14.30%      (8.97%)       3.07%      10.34%        6.18%      16.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $97,572     $75,965      $89,814    $113,265     $103,350     $50,896
Ratio of expenses to average net assets                       0.87%       0.95%        0.95%       0.83%        0.88%       0.89%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   0.87%       0.98%        0.96%       0.83%        0.93%       1.06%
Ratio of net investment income to
   average net assets                                         1.72%       2.27%        1.96%       2.13%        2.46%       2.37%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                               1.72%       2.24%        1.95%       2.13%        2.41%       2.20%
Portfolio turnover                                               7%         15%          20%         12%           2%         11%
---------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                              2002 Semiannual Report o Delaware Pooled Trust 109

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Large-Cap Equity Portfolio

                                                             Six Months
                                                               Ended       Year      12/14/99(2)
                                                             4/30/02(1)    Ended         to
                                                            (Unaudited)   10/31/01     10/31/00
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.010      $8.170       $8.500

Income (loss) from investment operations:
Net investment income(3)                                        0.057       0.148        0.119
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                       0.775      (1.167)      (0.439)
                                                               -------------------------------
Total from investment operations                                0.832      (1.019)      (0.320)
                                                               -------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.140)     (0.061)      (0.010)
Distributions from net realized gain on investments            (0.072)     (0.080)          --
                                                               -------------------------------
Total dividends and distributions                              (0.212)     (0.141)      (0.010)
                                                               -------------------------------

Net asset value, end of period                                 $7.630      $7.010       $8.170
                                                               ===============================

Total return(4)                                                12.14%     (12.73%)      (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,826      $2,519       $2,886
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.00%       0.96%        1.38%
Ratio of net investment income to average net assets            1.58%       1.87%        1.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           1.54%       1.87%        1.20%
Portfolio turnover                                                 6%         10%           6%
----------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


110 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio

                                                            Six Months
                                                               Ended        Year        Year      7/20/99(2)
                                                             4/30/02(1)     Ended       Ended         to
                                                            (Unaudited)   10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.040      $8.260       $8.650      $8.500

Income from investment operations:
Net investment income(3)                                        0.030       0.164        0.214       0.039
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                       0.826      (0.565)      (0.478)      0.111
                                                               -------------------------------------------
Total from investment operations                                0.856      (0.401)      (0.264)      0.150
                                                               -------------------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.150)     (0.215)      (0.030)         --
Distributions from net realized gain on investments            (0.146)     (0.604)      (0.096)         --
                                                               -------------------------------------------
Total dividends and distributions                              (0.296)     (0.819)      (0.126)         --
                                                               -------------------------------------------

Net asset value, end of period                                 $7.600      $7.040       $8.260      $8.650
                                                               ===========================================

Total return(4)                                                12.56%      (5.77%)      (2.96%)      1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,142      $2,793       $2,961      $3,053
Ratio of expenses to average net assets                         1.18%       1.20%        1.20%       1.25%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.18%       1.27%        1.36%       1.28%
Ratio of net investment income to average net assets            0.86%       2.11%        2.58%       1.55%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           0.86%       2.04%        2.42%       1.45%
Portfolio turnover                                                16%         17%          23%         15%
----------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


                              2002 Semiannual Report o Delaware Pooled Trust 111

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                          Six Months
                                                             Ended       Year         Year        Year         Year     4/14/97(2)
                                                           4/30/02(1)    Ended        Ended       Ended        Ended        to
                                                          (Unaudited)   10/31/01     10/31/00    10/31/99     10/31/98   10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $6.460      $7.010       $7.280      $5.840       $9.200     $10.000

Income (loss) from investment operations:
Net investment income(3)                                      0.131       0.237        0.160       0.138        0.153       0.028
Net realized and unrealized gain (loss)
   on investments and foreign currencies                      1.612      (0.673)      (0.326)      1.432       (3.348)     (0.828)
                                                             --------------------------------------------------------------------
Total from investment operations                              1.743      (0.436)      (0.166)      1.570       (3.195)     (0.800)
                                                             --------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                         (0.183)     (0.114)      (0.104)     (0.130)      (0.025)         --
Distributions from net realized gain
   on investments                                                --          --           --          --       (0.140)         --
                                                             --------------------------------------------------------------------
Total dividends and distributions                            (0.183)     (0.114)      (0.104)     (0.130)      (0.165)         --
                                                             --------------------------------------------------------------------

Net asset value, end of period                               $8.020      $6.460       $7.010      $7.280       $5.840     $ 9.200
                                                             ====================================================================

Total return(4)                                              27.53%      (6.42%)      (2.40%)     27.63%      (35.30%)     (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $144,892    $113,488     $114,978     $42,794      $34,030     $18,565
Ratio of expenses to average net assets                       1.14%       1.23%        1.17%       1.31%        1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   1.14%       1.23%        1.17%       1.35%        1.69%       2.02%
Ratio of net investment income to
   average net assets                                         3.64%       3.35%        1.93%       2.13%        1.98%       0.74%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                               3.64%       3.35%        1.93%       2.08%        1.84%       0.27%
Portfolio turnover                                              34%         35%          20%         23%          39%         46%
---------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


112 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                          Six Months
                                                             Ended       Year        Year        Year         Year        Year
                                                           4/30/02(1)    Ended       Ended       Ended        Ended       Ended
                                                          (Unaudited)   10/31/01    10/31/00    10/31/99     10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.210     $ 8.950      $10.260     $11.060      $11.220     $11.620

Income (loss) from investment operations:
Net investment income(2)                                      0.226       0.483        0.548       0.606        0.610       0.721
Net realized and unrealized gain (loss)
   on investments and foreign currencies                     (0.116)      0.777       (1.498)     (0.851)       0.037      (0.116)
                                                            ---------------------------------------------------------------------
Total from investment operations                              0.110       1.260       (0.950)     (0.245)       0.647       0.605
                                                            ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             --          --       (0.114)     (0.433)      (0.630)     (0.835)
In excess of net investment income                               --          --       (0.096)         --           --          --
Distributions from net realized gain
   on investments                                                --          --           --      (0.122)      (0.177)     (0.170)
Return of capital                                                --          --       (0.150)         --           --          --
                                                            ---------------------------------------------------------------------
Total dividends and distributions                                --          --       (0.360)     (0.555)      (0.807)     (1.005)
                                                            ---------------------------------------------------------------------

Net asset value, end of period                              $10.320     $10.210      $ 8.950     $10.260      $11.060     $11.220
                                                            =====================================================================

Total return(3)                                               1.08%      14.08%       (9.51%)     (2.33%)       6.28%       5.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $274,340    $284,830     $389,290    $619,795     $660,741    $431,076
Ratio of expenses to average net assets                       0.60%       0.60%        0.60%       0.60%        0.60%       0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   0.66%       0.70%        0.71%       0.62%        0.62%       0.65%
Ratio of net investment income to
   average net assets                                         4.53%       4.98%        5.71%       5.68%        5.71%       6.28%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                               4.47%       4.88%        5.60%       5.66%        5.69%       6.23%
Portfolio turnover                                              31%         32%          53%        101%         131%        114%
---------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002 was a decrease in net investment income per share of $0.01, an increase in net realized and unrealized gain (loss) per share of $0.01, and a decrease in the ratio of net investment income to average net assets of 0.21%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                              2002 Semiannual Report o Delaware Pooled Trust 113

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                           Six Months
                                                             Ended       Year         Year       Year         Year      4/11/97(2)
                                                           4/30/02(1)    Ended        Ended      Ended        Ended         to
                                                          (Unaudited)   10/31/01     10/31/00   10/31/99     10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.150      $8.110       $9.910     $10.750      $10.660     $10.000

Income (loss) from investment operations:
Net investment income(3)                                      0.198       0.427        0.469       0.564        0.558       0.236
Net realized and unrealized gain (loss)
   on investments and foreign currencies                     (0.128)      0.613       (1.752)     (0.877)       0.045       0.474
                                                            ---------------------------------------------------------------------
Total from investment operations                              0.070       1.040       (1.283)     (0.313)       0.603       0.710
                                                            ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             --          --       (0.400)     (0.450)      (0.492)     (0.050)
In excess of net investment income                               --          --       (0.067)         --           --          --
Distributions from net realized gain
   on investments                                                --          --           --      (0.077)      (0.021)         --
Return of capital                                                --          --       (0.050)         --           --          --
                                                            ---------------------------------------------------------------------
Total dividends and distributions                                --          --       (0.517)     (0.527)      (0.513)     (0.050)
                                                            ---------------------------------------------------------------------

Net asset value, end of period                               $9.220      $9.150       $8.110     $ 9.910      $10.750     $10.660
                                                             ====================================================================

Total return(4)                                               0.77%      12.82%      (13.54%)     (2.96%)       5.96%       7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $37,055     $36,989      $50,389     $89,351      $87,997     $33,734
Ratio of expenses to average net assets                       0.60%       0.60%        0.60%       0.60%        0.60%       0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   0.65%       0.69%        0.69%       0.64%        0.67%       0.86%
Ratio of net investment income to
   average net assets                                         4.45%       4.87%        5.26%       5.48%        5.47%       6.05%
Ratio of net investment income to
   average net assets prior
   to expense limitation and
   expenses paid indirectly                                   4.40%       4.78%        5.17%       5.44%        5.40%       5.79%
Portfolio turnover                                              46%         60%          82%        127%         104%        145%
---------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002 was a decrease in net investment income per share of $0.017, an increase in net realized and unrealized gain (loss) per share of $0.017, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


114 Delaware Pooled Trust o 2002 Semiannual Report

Delaware Pooled Trust
Notes to Financial Statements
April 30, 2002 (Unaudited)

Delaware Pooled Trust (the "Trust") is organized as a Delaware business trust and offers 21 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Focused Value Portfolio (formerly The Select Equity Portfolio), The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio), The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (the "Portfolio" or collectively as the "Portfolios"). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Focused Value, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified. Each Portfolio offers one class of shares except for The International Equity Portfolio which offers the Original Class and Class R shares. The Original Class shares do not carry a 12b-1 fee and the Class R shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Focused Value Portfolio is to seek to provide maximum long-term capital appreciation.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth; current income is expected to be incidental.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Diversified Core Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Global Equity Portfolio is to seek long-term growth without undue risk to principal.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Large-Cap Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Small-Cap Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.


                              2002 Semiannual Report o Delaware Pooled Trust 115

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees.

Federal Income Taxes--Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the International Equity Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Portfolios do isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

116 Delaware Pooled Trust o 2002 Semiannual Report

Change in Accounting Principle - As required, effective November 1, 2001, the Intermediate Fixed Income, Core Fixed Income, High Yield Bond, Diversified Core Fixed Income, Global Fixed Income and International Fixed Income Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to November 1, 2001, the Portfolios did not amortize premium or market discount, which conformed to the Portfolios' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in the following changes listed below, based on securities held by the Portfolios on November 1, 2001.

                                                                Net unrealized
                                                       Cost of    appreciation
                                                     Securities  (depreciation)
-------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                $(5,964)     $5,964
The Core Fixed Income Portfolio                         (2,791)      2,791
The High-Yield Bond Portfolio                              170        (170)
The Diversified Core Fixed Income Portfolio             (4,314)      4,314
The Global Fixed Income Portfolio                     (537,415)    537,415
The International Fixed Income Portfolio               (33,819)     33,819
================================================================================

In addition, effective November 1, 2001, the Portfolios adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to November 1, 2001, such gains (losses) were included in realized gain
(loss) on investments.

The effect of these changes for the period ended April 30, 2002, were as follows:

                                                          Net      Net unrealized        Net
                                                      investment    appreciation      realized
                                                        income     (depreciation)   gains (losses)
--------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                 $(9,384)       $2,522         $6,862
The Core Fixed Income Portfolio                          (5,598)         (685)         6,283
The High-Yield Bond Portfolio                            30,133        (4,358)       (25,775)
The Diversified Core Fixed Income Portfolio              (4,166)          (68)         4,234
The Global Fixed Income Portfolio                      (277,031)      158,979        118,052
The International Fixed Income Portfolio                (68,214)       74,965         (6,751)
==================================================================================================

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond and The Global Fixed Income Portfolios declare and pay dividends from net investment income monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios declare and pay dividends from net investment income quarterly. The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Core Fixed Income, The Diversified Core Fixed Income, The Global Equity, The International Equity, The International Large-Cap Equity, The International Small-Cap and The Emerging Markets Portfolios declare and pay dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any at least annually. Effective May 2002, The Global Fixed Income and The International Fixed Income Portfolios declare and pay dividends on an annual basis.

                              2002 Semiannual Report o Delaware Pooled Trust 117

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Portfolio receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended April 30, 2002 were as follows:

                                                        Commission     Earnings
                                                       Reimbursements   Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                         $774         $83
The Focused Value Portfolio                                    21           9
The Small-Cap Value Equity Portfolio                           34           -
The All-Cap Growth Equity Portfolio                           125           -
The Large-Cap Growth Equity Portfolio                          15           -
The Mid-Cap Growth Equity Portfolio                            34           6
The Small-Cap Growth Equity Portfolio                         485           -
The Real Estate Investment Trust Portfolio II                 142          23
The Intermediate Fixed Income Portfolio                        75          25
The Core Fixed Income Portfolio                                31          46
The High-Yield Bond Portfolio                                  53         144
The Diversified Core Fixed Income Portfolio                   101         150
The Global Equity Portfolio                                    37           5
The International Equity Portfolio                          5,294         295
The Labor Select International Equity Portfolio             1,017          48
The International Large-Cap Equity Portfolio                   32           6
The International Small-Cap Portfolio                          35          10
The Emerging Markets Portfolio                              1,553           -
The Global Fixed Income Portfolio                           3,225         250
The International Fixed Income Portfolio                      430           -
================================================================================

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of their respective investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of The Large-Cap Value Equity Portfolio, The Focused Value Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio, The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio and Delaware International Advisers Ltd.
(DIAL), an affiliate of DMC and the investment manager of The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily based on the average daily net assets of each such Portfolio.

DIAL furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of the portfolio. DMC furnishes sub-advisory services to The Global Equity Portfolio related to the U.S. securities portion of the portfolio.

DMC and DIAL have each elected to waive their fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2002.

The management fee rates and the operating expense limitation rates in effect for the period ended April 30, 2002 are as follows:

118 Delaware Pooled Trust o 2002 Semiannual Report

                                                        Management fee as a              Operating Expense
                                                   percentage of average daily     Limitation as a percentage of
                                                      net assets (per annum)    average daily net assets (per annum)
--------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            0.55%                         0.68%
The Focused Value Portfolio                                     1.00%                         1.20%
The Small-Cap Value Equity Portfolio                            0.75%                         0.89%
The All-Cap Growth Equity Portfolio                             0.75%                         0.89%
The Large-Cap Growth Equity Portfolio                           0.65%                         0.80%
The Mid-Cap Growth Equity Portfolio                             0.75%                         0.93%
The Small-Cap Growth Equity Portfolio                           0.75%                         0.89%
The Real Estate Investment Trust Portfolio II                   0.75%                         0.86%
The Intermediate Fixed Income Portfolio                         0.40%                         0.53%
The Core Fixed Income Portfolio                                 0.40%                         0.53%
The High-Yield Bond Portfolio                                   0.45%                         0.59%
The Diversified Core Fixed Income Portfolio                     0.43%                         0.57%
The Global Equity Portfolio                                     0.75%                         0.96%
The International Equity Portfolio                              0.75%                           --
The Labor Select International Equity Portfolio                 0.75%                         0.96%
The International Large-Cap Equity Portfolio                    0.75%                         0.96%
The International Small-Cap Portfolio                           1.00%                         1.20%
The Emerging Markets Portfolio                                  1.00%                         1.55%
The Global Fixed Income Portfolio                               0.50%                         0.60%
The International Fixed Income Portfolio                        0.50%                         0.60%
====================================================================================================================

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Portfolio pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the International Equity Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.20% of the average daily net assets of the Class R shares. No distribution expenses are paid by the Original Class shares.

At April 30, 2002, each Portfolio had receivables from or liabilities payable to affiliates as follows:

                                                                               Dividend
                                                                              disbursing,
                                                                               transfer
                                                                              agent fees,                           Receivable
                                                                              accounting                            from DMC or
                                                    Investment Management     fees and         Other expenses        DIAL under
                                                       fee payable to        other expenses    payable to DMC    expense limitation
                                                         DMC or DIAL         payable to DSC    and affiliates        agreement
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      $29,821                $3,035             $10,875                $
The Focused Value Portfolio                                 1,427                    78               2,150               --
The Small-Cap Value Equity Portfolio                        1,835                   180               1,240               --
The All-Cap Growth Equity Portfolio                         3,882                   501               1,929               --
The Large-Cap Growth Equity Portfolio                          --                    48               1,110            2,481
The Mid-Cap Growth Equity Portfolio                         1,220                   184               1,110               --
The Small-Cap Growth Equity Portfolio                      26,565                 1,981               5,479               --
The Real Estate Investment Trust Portfolio II              11,237                   849               1,950               --
The Intermediate Fixed Income Portfolio                        --                   341               1,571            3,536
The Core Fixed Income Portfolio                                --                   192               2,245            6,307
The High-Yield Bond Portfolio                                 783                   270               1,427               --
The Diversified Core Fixed Income Portfolio                 2,942                   378               2,763               --
The Global Equity Portfolio                                 1,961                   185               1,271               --
The International Equity Portfolio                         63,725                21,164              33,875               --
The Labor Select International Equity Portfolio            56,911                 4,194               8,291               --
The International Large-Cap Equity Portfolio                1,373                   165               1,229               --
The International Small-Cap Portfolio                       2,551                   137               2,259               --
The Emerging Markets Portfolio                             28,661                 6,409              12,722               --
The Global Fixed Income Portfolio                          97,413                 7,780              23,006               --
The International Fixed Income Portfolio                   13,481                 1,697               4,230               --
====================================================================================================================================

                              2002 Semiannual Report o Delaware Pooled Trust 119

Certain officers of DMC, DIAL, DSC and DDLP are officers and/or trustees of the Portfolios. These officers and trustees are paid no compensation by the Portfolios.

3. Investments

For the period ended April 30, 2002, each Portfolio made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                       Purchases         Sales
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  $28,993,362    $30,609,509
The Focused Value Portfolio                             1,328,967      1,322,406
The Small-Cap Value Equity Portfolio                      725,561        638,566
The All-Cap Growth Equity Portfolio                     8,958,253      7,381,305
The Large-Cap Growth Equity Portfolio                     958,581        953,345
The Mid-Cap Growth Equity Portfolio                     1,629,768      1,976,551
The Small-Cap Growth Equity Portfolio                  11,798,168     10,332,499
The Real Estate Investment Trust Portfolio II          11,531,414      4,101,249
The Intermediate Fixed Income Portfolio                 7,853,132      7,618,995
The Core Fixed Income Portfolio                         5,945,029      6,285,746
The High-Yield Bond Portfolio                          12,004,022     10,710,954
The Diversified Core Fixed Income Portfolio            15,384,400     15,473,812
The Global Equity Portfolio                               323,018        293,245
The International Equity Portfolio                     23,361,097     10,594,131
The Labor Select International Equity Portfolio        11,028,881      3,034,646
The International Large-Cap Equity Portfolio               86,634         79,546
The International Small-Cap Portfolio                     266,218        231,895
The Emerging Markets Portfolio                         25,129,192     20,978,923
The Global Fixed Income Portfolio                      68,896,768     70,619,264
The International Fixed Income Portfolio                8,164,811      8,047,144
================================================================================

At April 30, 2002 the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2002 the cost of investments and unrealized appreciation (depreciation) for each Portfolio were as follows:

                                                                                                           Net
                                                          Cost         Aggregate         Aggregate      unrealized
                                                           of          unrealized        unrealized    appreciation
                                                       Investments    appreciation      depreciation  (depreciation)
--------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  $62,648,951      $5,121,187      $(3,031,861)     $2,089,326
The Focused Value Portfolio                             1,783,718          64,990         (179,077)       (114,087)
The Small-Cap Value Equity Portfolio                    2,408,631         849,271          (33,930)        815,341
The All-Cap Growth Equity Portfolio                    10,919,540         924,350         (918,775)          5,575
The Large-Cap Growth Equity Portfolio                   1,476,331          39,910         (187,066)       (147,156)
The Mid-Cap Growth Equity Portfolio                     2,476,134         464,588         (139,740)        324,848
The Small-Cap Growth Equity Portfolio                  38,338,189       8,250,613       (3,630,209)      4,620,404
The Real Estate Investment Trust Portfolio II          21,106,871       1,193,445         (116,007)      1,077,438
The Intermediate Fixed Income Portfolio                 6,840,839          96,525          (25,876)         70,649
The Core Fixed Income Portfolio                         3,140,007          34,647           (9,872)         24,775
The High-Yield Bond Portfolio                           5,138,143         161,743         (166,134)         (4,391)
The Diversified Core Fixed Income Portfolio             9,136,290         139,495          (64,542)         74,953
The Global Equity Portfolio                             3,398,164         268,612         (465,554)       (196,942)
The International Equity Portfolio                    465,675,919      59,454,454      (54,188,046)      5,266,408
The Labor Select International Equity Portfolio        95,641,330      12,157,488      (10,698,513)      1,458,975
The International Large-Cap Equity Portfolio            3,140,077         214,277         (539,433)       (325,156)
The International Small-Cap Portfolio                   3,383,083         347,795         (599,487)       (251,692)
The Emerging Markets Portfolio                        141,428,468      24,556,740      (21,952,761)      2,603,979
The Global Fixed Income Portfolio                     282,330,471       2,585,172      (15,644,541)    (13,059,369)
The International Fixed Income Portfolio               38,195,313         357,458       (2,251,406)     (1,893,948)
====================================================================================================================


120 Delaware Pooled Trust o 2002 Semiannual Report

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                         Ordinary       Long-Term
Period ended April 30, 2002:                              Income       Capital Gain          Total
----------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     $743,985      $        --          $743,985
The Focused Value Portfolio                                10,861               --            10,861
The Small-Cap Value Equity Portfolio                       21,468          127,083           148,551
The All-Cap Growth Equity Portfolio                            --               --                --
The Large-Cap Growth Equity Portfolio                       5,187               --             5,187
The Mid-Cap Growth Equity Portfolio                            --               --                --
The Small-Cap Growth Equity Portfolio                          --               --                --
The Real Estate Investment Trust Portfolio II             388,742               --           388,742
The Intermediate Fixed Income Portfolio                   161,460               --           161,460
The Core Fixed Income Portfolio                           317,244               --           317,244
The High-Yield Bond Portfolio                             280,550               --           280,550
The Diversified Core Fixed Income Portfolio               683,804          161,111           844,915
The Global Equity Portfolio                                46,207               --            46,207
The International Equity Portfolio                      9,729,455               --         9,729,455
The Labor Select International Equity Portfolio         1,395,067          914,285         2,309,352
The International Large-Cap Equity Portfolio               62,891           13,297            76,188
The International Small-Cap Portfolio                      82,872           34,497           117,369
The Emerging Markets Portfolio                          3,214,118               --         3,214,118
The Global Fixed Income Portfolio                              --               --                --
The International Fixed Income Portfolio                       --               --                --
====================================================================================================


                                                         Ordinary       Long-Term
Year ended October 31, 2001:                              Income       Capital Gain          Total
----------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                   $1,531,357      $        --        $1,531,357
The Focused Value Portfolio                               214,119               --           214,119
The Small-Cap Value Equity Portfolio                       24,171               --            24,171
The All-Cap Growth Equity Portfolio                            --               --                --
The Large-Cap Growth Equity Portfolio                       3,765               --             3,765
The Mid-Cap Growth Equity Portfolio                       779,542        2,570,507         3,350,049
The Small-Cap Growth Equity Portfolio                          --               --                --
The Real Estate Investment Trust Portfolio II              85,042               --            85,042
The Intermediate Fixed Income Portfolio                   440,356               --           440,356
The Core Fixed Income Portfolio                           463,191               --           463,191
The High-Yield Bond Portfolio                             439,631               --           439,631
The Diversified Core Fixed Income Portfolio               322,577           22,339           344,916
The Global Equity Portfolio                                72,178           20,732            92,910
The International Equity Portfolio                     18,115,878       99,380,958       117,496,836
The Labor Select International Equity Portfolio         2,399,737        9,285,030        11,684,767
The International Large-Cap Equity Portfolio               49,821               --            49,821
The International Small-Cap Portfolio                     194,154           99,226           293,380
The Emerging Markets Portfolio                          2,017,971               --         2,017,971
The Global Fixed Income Portfolio                              --               --                --
The International Fixed Income Portfolio                       --               --                --
====================================================================================================


                              2002 Semiannual Report o Delaware Pooled Trust 121

For federal income tax purposes, the following Portfolios had accumulated capital losses as of April 30, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                    Year of         Year of           Year of           Year of
                                                   Expiration      Expiration        Expiration        Expiration
                                                      2006            2007              2008              2009              Total
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio              $     --        $       --         $1,689,976        $       --         $1,689,976
The Focused Value Portfolio                             --                --                 --            97,315             97,315
The All-Cap Growth Equity Portfolio                     --                --            839,442         3,875,429          4,714,871
The Large-Cap Growth Equity Portfolio                   --                --                 --           427,983            427,983
The Mid-Cap Growth Equity Portfolio                     --                --                 --           222,374            222,374
The Small-Cap Growth Equity Portfolio                   --                --            851,478         9,536,866         10,388,344
The Real Estate Investment Trust Portfolio II      120,084           440,827            451,653                --          1,012,564
The Intermediate Fixed Income Portfolio                 --                --            358,699                --            358,699
The Core Fixed Income Portfolio                         --                --            197,809                --            197,809
The High-Yield Bond Portfolio                           --         2,067,829          1,887,452           612,814          4,568,095
The Global Equity Portfolio                             --                --                 --            36,341             36,341
The International Equity Portfolio                      --                --                 --         2,733,619          2,733,619
The Emerging Markets Portfolio                          --           682,893                 --        15,997,034         16,679,927
The Global Fixed Income Portfolio                       --         4,384,786         13,425,336         1,512,873         19,322,995
The International Fixed Income Portfolio                --           836,557          2,024,707           895,234          3,756,498
====================================================================================================================================

5. Capital Shares

Transactions in capital shares were as follows:

                                                                       Shares issued
                                                                     upon reinvestment                         Net
                                                          Shares        of dividends        Shares          Increase
Period ended April 30, 2002:                               sold      and distributions   repurchased       (decrease)
----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                        1,287           49,656          (158,091)        (107,148)
The Focused Value Portfolio                                    --            1,702                --            1,702
The Small-Cap Value Equity Portfolio                           --           14,621                --           14,621
The All-Cap Growth Equity Portfolio                       310,868               --                --          310,868
The Large-Cap Growth Equity Portfolio                          --              952                --              952
The Mid-Cap Growth Equity Portfolio                         1,249               --           (56,467)         (55,218)
The Small-Cap Growth Equity Portfolio                     337,242               --           (80,203)         257,039
The Real Estate Investment Trust Portfolio II             617,521           20,518           (86,827)         551,212
The Intermediate Fixed Income Portfolio                       761            6,296            (9,811)          (2,754)
The Core Fixed Income Portfolio                                --           39,312           (58,777)         (19,465)
The High-Yield Bond Portfolio                             240,512           42,184                --          282,696
The Diversified Core Fixed Income Portfolio                    --          101,066           (43,262)          57,804
The Global Equity Portfolio                                    --            6,056                --            6,056
The International Equity Portfolio Original Class       1,999,205          675,059        (1,304,159)       1,370,105
The International Equity Portfolio Class R                    787               18                --              805
The Labor Select International Equity Portfolio           874,363          206,739                --        1,081,102
The International Large-Cap Equity Portfolio                   --           10,884                --           10,884
The International Small-Cap Portfolio                          --           16,912                --           16,912
The Emerging Markets Portfolio                             28,063          479,004                --          507,067
The Global Fixed Income Portfolio                         339,519               --        (1,659,453)      (1,319,934)
The International Fixed Income Portfolio                       --               --           (23,092)         (23,092)
=====================================================================================================================

122 Delaware Pooled Trust o 2002 Semiannual Report

                                                                       Shares issued
                                                                     upon reinvestment                         Net
                                                          Shares        of dividends        Shares          Increase
Year ended October 31, 2001:                               sold      and distributions   repurchased       (decrease)
----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                       96,895          103,057        (1,237,674)      (1,037,722)
The Focused Value Portfolio                                    --           29,616                --           29,616
The Small-Cap Value Equity Portfolio                           --            2,608                --            2,608
The All-Cap Growth Equity Portfolio                       473,022               --                --          473,022
The Large-Cap Growth Equity Portfolio                          --              497                --              497
The Mid-Cap Growth Equity Portfolio                        17,343          850,266          (429,377)         438,232
The Small-Cap Growth Equity Portfolio                   1,780,678               --          (602,177)       1,178,501
The Real Estate Investment Trust Portfolio II             451,396            5,273                --          456,669
The Intermediate Fixed Income Portfolio                     4,890           21,481          (232,284)        (205,913)
The Core Fixed Income Portfolio                            34,872           53,578          (585,351)        (496,901)
The High-Yield Bond Portfolio                             339,402           60,827          (142,144)         258,085
The Diversified Core Fixed Income Portfolio                    --           40,818           (19,907)          20,911
The Global Equity Portfolio                                    --           11,008                --           11,008
The International Equity Portfolio                      2,137,682        7,980,988        (8,510,763)       1,607,907
The Labor Select International Equity Portfolio           188,398          931,265          (652,982)         466,681
The International Large-Cap Equity Portfolio                   --            6,039                --            6,039
The International Small-Cap Portfolio                          --           38,300                --           38,300
The Emerging Markets Portfolio                          1,445,193          299,847          (578,713)       1,166,327
The Global Fixed Income Portfolio                       1,419,114               --       (17,040,805)     (15,621,691)
The International Fixed Income Portfolio                1,427,780               --        (3,599,509)      (2,171,729)
=====================================================================================================================

6. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of April 30, 2002, or at any time during the period.

7. Foreign Exchange Contracts

The Diversified Core Fixed Income, The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                              2002 Semiannual Report o Delaware Pooled Trust 123

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at April 30, 2002.

8. Futures Contracts

The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The Diversified Core Fixed Income, The Global Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at April 30, 2002 were as follows:

The Intermediate Fixed Income Portfolio

Contracts to Buy (Sell)                        Notional Cost (Proceeds)       Expiration date      Unrealized gain (loss)
-------------------------------------------------------------------------------------------------------------------------
(6) U.S. Treasury 10 year notes                         $(628,643)                 6/02                 $(4,723)
2 U.S. Treasury 20 year notes                             205,973                  6/02                  (1,348)
(3) U.S. Treasury 5 year notes                           (315,658)                 6/02                  (2,483)
=========================================================================================================================

The Core Fixed Income Portfolio

Contracts to Buy (Sell)                        Notional Cost (Proceeds)       Expiration date      Unrealized gain (loss)
-------------------------------------------------------------------------------------------------------------------------
(2) U.S. Treasury 10 year notes                         $(208,777)                 6/02                 $(2,347)
1 U.S. Treasury 20 year notes                             102,987                  6/02                    (674)
=========================================================================================================================

The Diversified Core Fixed Income Portfolio

Contracts to Buy (Sell)                        Notional Cost (Proceeds)       Expiration date      Unrealized gain (loss)
-------------------------------------------------------------------------------------------------------------------------
(7) U.S. Treasury 10 year notes                         $(730,914)                 6/02                 $(8,024)
1 U.S. Treasury 20 year notes                             100,729                  6/02                   1,584
6 U.S. Treasury 5 year notes                              630,404                  6/02                   5,877
=========================================================================================================================

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents each Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in each Portfolio's net assets.


124 Delaware Pooled Trust o 2002 Semiannual Report

9. Securities Lending

The Portfolios, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed- income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at April 30, 2002 were as follows:

                                                   Market value
                                                  of securities     Market value
                                                     on loan       of collateral
--------------------------------------------------------------------------------
The International Equity Portfolio                 $98,187,603      $103,190,448
The Labor Select International Equity Portfolio     16,670,789        17,520,350
The Global Fixed Income Portfolio                   35,887,115        36,577,600
================================================================================

10. Credit and Market Risks

Some countries in which The Diversified Core Fixed Income, The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Core Fixed Income and The Diversified Core Fixed Income Portfolios may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Focused Value, The Small-Cap Value Equity, The


                              2002 Semiannual Report o Delaware Pooled Trust 125

All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Core Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The Global Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The International Small-Cap Portfolios invest a significant portion of their assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.



126 Delaware Pooled Trust o 2002 Semiannual Report

11. Industry Allocation

As of April 30, 2002, each Portfolio's investment securities classified by type of business were as follows:

                                                                             Percentage of net assets

                                                   The         The             The               The            The          The
                                                  Global   International  Labor Select     International   International   Emerging
                                                  Equity      Equity      International       Large-Cap      Small-Cap      Markets
Industry                                         Portfolio   Portfolio   Equity Portfolio  Equity Portfolio  Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense                                1.39%         --             --                --            1.04%          --
Automobiles & Components                           2.40%       1.21%          2.25%             1.10%           1.60%          --
Banks                                             19.33%      19.43%         21.29%            22.42%             --         4.49%
Business Services                                  1.26%         --             --                --              --           --
Chemicals                                          1.57%         --             --                --              --         0.23%
Coal Mines                                           --          --             --                --              --         2.69%
Commercial Services & Supplies                     1.11%       1.06%          1.04%             1.16%             --           --
Communication Equipment                              --          --             --                --            3.88%          --
Comprehensive                                        --          --             --                --            1.61%          --
Computer Software                                    --          --             --                --            1.71%          --
Construction Materials                               --          --             --                --            3.63%        2.93%
Consumer Building                                    --          --             --                --            4.08%          --
Consumer Durables & Apparel                          --        1.90%          2.43%             1.89%           0.75%          --
Consumer Non Durable                               1.20%         --             --                --            1.34%          --
Diversified Financials                             7.01%       4.78%          3.25%             2.24%             --           --
Electronics & Electrical Equipment                 1.25%         --             --                --            8.87%        1.17%
Energy                                             8.93%       9.13%          9.57%             9.68%             --         0.76%
Engineering & Capital Goods                        2.66%       3.20%            --              2.42%           9.92%          --
Equipment                                            --          --             --                --              --         2.63%
Financial Services                                   --          --             --                --              --         5.71%
Food, Beverage & Tobacco                           2.40%       2.84%          3.47%             2.91%          18.97%        3.42%
Food & Drug Retailing                              2.55%       2.85%          3.71%             3.83%             --         1.41%
General Manufacturing & Services                     --          --             --                --            1.52%
Healthcare & Pharmaceutical                        4.57%         --             --                --            2.81%        3.19%
Homebuilding                                         --          --             --                --              --         0.01%
Hotels, Restaurants & Leisure                      2.76%       2.92%          2.93%             3.21%             --           --
Industrial Goods & Services                          --          --             --                --            1.57%          --
Insurance                                          0.61%       1.70%          0.71%             2.15%           1.40%        2.15%
Materials                                          6.24%      11.10%          9.74%             7.50%             --           --
Media & Agencies                                   2.03%       2.14%          2.05%             2.20%           2.66%          --
Metals & Mining                                    1.48%         --             --                --              --        10.01%
Oil & Gas                                            --          --             --                --              --        11.02%
Packaging & Containers                               --          --             --                --              --         0.91%
Paper & Forest Products                              --          --             --                --            6.32%        1.55%
Pharmaceuticals & Biotechnology                    3.76%       5.16%          5.40%             4.99%             --           --
Precious Metals                                      --          --             --                --              --         5.77%
Retailing                                            --        2.77%          2.68%               --           15.92%        0.90%
Semiconductors                                       --          --             --                --              --         3.60%
Technology Hardware & Equipment                    6.98%       8.91%          7.97%             9.21%           0.90%          --
Telecommunication Services                         5.44%       5.55%          2.88%             6.04%           1.89%       13.80%
Transportation                                     2.28%       2.50%          3.63%             2.82%           4.55%        6.97%
Utilities                                          8.82%       9.65%         10.83%            12.71%           1.14%        9.36%
                                                  -------------------------------------------------------------------------------
                                                  98.03%      98.80%         95.83%            98.48%          98.08%       94.68%
                                                  ===============================================================================

                              2002 Semiannual Report o Delaware Pooled Trust 127

Fund Officers and Portfolio Managers

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

David A. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

Peter C. Andersen
Vice President and Senior Portfolio Manager

Damon J. Andres
Vice President and Portfolio Manager

Robert L. Arnold
Vice President and Senior Portfolio Manager

Fiona Barwick
Senior Portfolio Manager
Delaware International Advisers Ltd.

Marshall T. Bassett
Vice President and Portfolio Manager

Joanna Bates
Senior Portfolio Manager
Delaware International Advisers Ltd.

Christopher S. Beck
Vice President and Senior Portfolio Manager

Stephen R. Cianci
Vice President and Portfolio Manager

George E. Deming
Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

J. Paul Dokas
Senior Vice President/Director of Research,
Quantitative

Jude T. Driscoll
Executive Vice President/Head of Fixed Income

Gerald S. Frey
Managing Director/Chief Investment Officer,
Growth Investing

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Paul Grillo
Vice President and Portfolio Manager

Gavin A. Hall
Senior Portfolio Manager
Delaware International Advisers Ltd.

John A. Heffern
Vice President and Portfolio Manager

Francis J. Houghton, Jr.
Vice President and Senior Portfolio Manager

John Kirk
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisers Ltd.

Emma R.E. Lewis
Portfolio Manager
Delaware International Advisers Ltd.

Nigel G. May
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Christopher A. Moth
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Thomas J. Trotman
Vice President and Portfolio Manager

Custodian
J.P. Morgan Chase
4 Metrotech Center
Brooklyn, NY 11245

Independent Auditors
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisors
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone 800 231-8002
Fax 215 255-1162


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